[PHOTO]                                                             [LOGO]

















                               SEMI-ANNUAL REPORT

                                       THE STRONG
                                               INCOME
                                              FUNDS





  The Strong Bond Fund
  The Strong Corporate Bond Fund
  The Strong Government Securities Fund
  The Strong Short-Term Bond Fund
  The Strong High-Yield Bond Fund
  The Strong Short-Term High Yield Bond Fund

   SEMI-ANNUAL REPORT - APRIL 30, 2000

                            LETTER FROM THE CHAIRMAN


Dear Strong Investor,

There is an old Wall Street saying that goes something like this: "Don't fight the Fed." This is a basic rule you ignore at your own peril.

Since June of 1999, the Federal Reserve Board has raised short-term interest rates five times with one goal in mind: to slow the economy. This past winter and spring, the U.S. financial markets began to react to the Fed's actions swiftly and dramatically. The speed and violence of the downdraft that followed was enough to scare even the most seasoned investors.

What happened to the financial markets was capitalism doing what it does best--separating the weak from the strong. Capitalism takes no prisoners. It has an uncanny ability to seek out the excesses in the system and to separate quality companies from deficient ones. To my way of thinking, that only serves to underscore the importance of quality, balance, and diversification in a portfolio. This spring's financial damage rather dramatically exposed the excesses in technology and Internet investments and burst the bubble that had formed around these sectors of the market.

Meanwhile, we are in the tenth year of an unprecedented economic expansion. A large part of the credit for our good fortune belongs to Alan Greenspan's shaping of monetary policy and the Fed's rather remarkable achievements in managing interest rates. Under the current circumstances, the question most investors need to ask is how to continue participating in the opportunities available without exposing themselves to too much risk.

When I was a rookie in the investment business, an old-timer told me that too many people treat investing as entertainment. Investing is not a game. It is a vital component of the capitalist system. If you want to make your way through the system without losing your shirt, you need to pick a specific financial destination and get a reliable investment road map that will take you there.

A successful investment program involves finding companies with proven management along with real products and services. In other words, invest in people and companies who you are confident will do exactly what they say they will do. Identifying them requires research, patience, and experience.

Investing is not a game of hot potato where you buy a stock, pray that the price goes up, and then pass it to some poor soul when the price is on the way down. That's not serious investing. That's more like a guarantee that someone--either you or the next guy--is going to get burned.

                                                         /s/ Dick

                                   THE STRONG

                                     INCOME

                                      FUNDS

                                      -----


                      SEMI-ANNUAL REPORT - APRIL 30, 2000

                               TABLE OF CONTENTS


INVESTMENT REVIEWS

      The Strong Bond Fund ...........................................2

      The Strong Corporate Bond Fund .................................4

      The Strong Government Securities Fund ..........................6

      The Strong Short-Term Bond Fund ................................8

      The Strong High-Yield Bond Fund ...............................10

      The Strong Short-Term High Yield Bond Fund ....................12

BOND GLOSSARY .......................................................14

FINANCIAL INFORMATION

      Schedules of Investments in Securities

           The Strong Bond Fund .....................................15

           The Strong Corporate Bond Fund ...........................18

           The Strong Government Securities Fund ....................20

           The Strong Short-Term Bond Fund ..........................23

           The Strong High-Yield Bond Fund ..........................27

           The Strong Short-Term High Yield Bond Fund ...............29

      Statements of Assets and Liabilities ..........................32

      Statements of Operations ......................................34

      Statements of Changes in Net Assets ...........................36

      Notes to Financial Statements .................................38

FINANCIAL HIGHLIGHTS ................................................46

                              THE STRONG BOND FUND
                              --------------------


PERSPECTIVES
FROM THE MANAGERS


/s/ Bradley C. Tank                            /s/ Jeffrey A. Koch
Bradley C. Tank                                Jeffrey A. Koch
Portfolio Co-manager                           Portfolio Co-manager


--------------------------------------------------------------------------------

During the past six months, the U.S. economy continued to be very strong, spurred on by healthy domestic demand. The economy, measured by real GDP, posted solid first-quarter growth at 5.4%, while consumption was up an even stronger 8%. With the fed funds target rate going up by 75 basis points, two- and five-year Treasury yields increased by 86 and 57 basis points, respectively.

Throughout the period, we generally maintained an overweighting in U.S. high-yield debt. This sector was not in favor, but superior issue selection--in both the high-yield and higher-quality portions of the Fund--allowed us to overcome that fact. We undertook an "up in quality" initiative within the higher-grade portion of the Fund, which served the Fund well in the current period.

The international portion of the Fund performed well. All currency exposure was hedged back to U.S. dollars, thus avoiding the adverse consequences of a generally weak currency market.

In January, the U.S. Treasury announced plans to repurchase long-maturity government debt. This caused longer-maturity government bonds to be the best-performing sector of the investment-grade market. Yields on 30-year bonds declined by 20 basis points, despite the increase in short- and intermediate-term interest rates. The yield curve has now become inverted, with yields on two-year notes approximately 70 basis points higher than those on 30-year bonds.

                     --------------------------------------

WE EMPLOYED A BARBELL STRATEGY FOR THE FUND, EMPHASIZING LONG-MATURITY TREASURY SECURITIES ALONG WITH SHORT- AND INTERMEDIATE-MATURITY CORPORATE
BONDS.
                     --------------------------------------


[SIDENOTE]
FUND
 HIGHLIGHTS

- Short- and intermediate-term interest rates increased, while longer-maturity rates declined. The decline in long rates was, however, limited to the Treasury market.

- We have reduced our overall portfolio duration and emphasized higher-quality securities when purchasing long-maturity bonds.

                      -------------------------------------

                                 AVERAGE ANNUAL
                                 TOTAL RETURNS

                                  AS OF 4-30-00

                                INVESTOR CLASS(1)
                                ----------------
                                1-year        1.73%
                       Since Inception        9.32%
                         (on 12-31-96)

                                ADVISOR CLASS(2)
                                 ---------------
                                1-year        1.17%
                       Since Inception        8.81%
                         (on 12-31-96)

                               INSTITUTIONAL CLASS
                               -------------------
                                1-year        1.92%
                       Since Inception        9.55%
                         (on 12-31-96)

                      -------------------------------------

                              PORTFOLIO STATISTICS
                                 AS OF 4-30-00

                           INVESTOR CLASS
                  30-day annualized yield(3)            7.37%

                            ADVISOR CLASS
                  30-day annualized yield(3)            6.81%

                      INSTITUTIONAL CLASS
                  30-day annualized yield(3)            7.63%

                         Average maturity(4)            7.1 years

                                  Average
                           quality rating(5)            AA

--------------------------------------------------------------------------------


(1) The performance of the Investor Class shares prior to 8-30-99 is based on the Fund's Institutional Class shares' performance, restated for the higher expense ratio of the Investor Class shares. Please consult a prospectus for information about all share classes.

(2) The performance of the Advisor Class shares prior to 8-30-99 is based on the Fund's Institutional Class shares' performance, restated for the higher expense ratio of the Advisor Class shares. Please consult a prospectus for information about all share classes.

(3) Yields are historical and do not represent future yields, which will fluctuate. Yields are as of 4-28-00. For the Advisor Class shares, the advisor temporarily absorbed expenses of 0.25%. Otherwise, yield would have been 6.56% and returns would have been lower.

While corporate bonds typically play an important role in the Fund's ongoing strategy, we maintained a meaningful position in long-maturity U.S. Treasuries during the period. These holdings benefited from the Treasury's repurchase activities.

We employed a barbell strategy for the Fund, emphasizing long-maturity Treasury securities along with short- and intermediate-maturity corporate bonds. This strategy added value because we participated in the strong performance of longer-maturity government bonds and avoided some of the underperformance experienced by the 30-year corporate bond market.


We expect that in the near term, the Fed will increase the fed funds rate by an additional 50 to 75 basis points in order to slow economic growth and fend off inflation. We anticipate that the Federal Reserve will continue its success in containing any meaningful rise in inflation. Once it becomes clear that the Fed has completed its rate hikes, we intend to adopt a more aggressive posture for the portfolio with respect to both interest-rate and credit risk.

Thank you for your investment in the Strong Bond Fund. We appreciate the confidence you have placed in us.


                    GROWTH OF AN ASSUMED $10,000 INVESTMENT

                            FROM 12-31-96 TO 4-30-00

[GRAPH]

                                            Lehman Brothers              Lipper Intermediate
                The Strong                        Aggregate                 Investment Grade
                 Bond Fund                       Bond Index                 Debt Funds Index
 Dec 96            $10,000                          $10,000                          $10,000
 Apr 97            $10,781                          $10,093                          $10,084
 Aug 97            $11,357                          $10,497                          $10,471
 Dec 97            $11,886                          $10,965                          $10,879
 Apr 98            $12,235                          $11,194                          $11,099
 Aug 98            $12,612                          $11,606                          $11,465
 Dec 98            $13,174                          $11,918                          $11,735
 Apr 99            $13,299                          $11,896                          $11,728
 Aug 99            $13,060                          $11,699                          $11,516
 Dec 99            $13,347                          $11,820                          $11,620
 Apr 00            $13,554                          $12,046                          $11,776

This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Lehman Brothers Aggregate Bond Index and the Lipper Intermediate Investment Grade Debt Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. This graph is based on Institutional Class shares only; performance for other classes will vary due to differences in fee structures.



[SIDENOTE]
YOUR FUND'S
 APPROACH

THE STRONG BOND FUND SEEKS TOTAL RETURN BY INVESTING FOR A HIGH LEVEL OF CURRENT INCOME WITH A MODERATE DEGREE OF SHARE-PRICE FLUCTUATION. THE FUND INVESTS PRIMARILY IN HIGHER- AND MEDIUM-QUALITY CORPORATE, MORTGAGE- AND ASSET-BACKED, U.S. GOVERNMENT, AND FOREIGN GOVERNMENT BONDS. THE FUND'S DURATION WILL NORMALLY VARY BETWEEN THREE AND SIX YEARS. THE FUND MAY INVEST UP TO 20% OF ITS ASSETS IN SECURITIES DENOMINATED IN FOREIGN CURRENCIES AND MAY INVEST BEYOND THIS LIMIT IN U.S. DOLLAR-DENOMINATED SECURITIES OF FOREIGN ISSUERS. THE FUND MAY ALSO INVEST UP TO 20% OF ITS ASSETS IN LOWER-QUALITY, HIGH-YIELD BONDS. IN SELECTING BONDS FOR THE PORTFOLIO, THE MANAGERS ENGAGE IN RIGOROUS, SECURITY-BY-SECURITY RESEARCH AS WELL AS THOROUGH ANALYSIS OF GENERAL ECONOMIC CONDITIONS. GENERALLY, QUANTITATIVE ANALYSIS (FOCUSED ON SUCH FACTORS AS DURATION, YIELD SPREADS, AND YIELD CURVES) DRIVES ISSUE SELECTION IN THE TREASURY AND MORTGAGE MARKETPLACE, AND PROACTIVE CREDIT RESEARCH DRIVES CORPORATE ISSUE SELECTION.


                    ---------------------------------------
MARKET
 HIGHLIGHTS

- The Federal Reserve Board raised the federal funds target rate by 75 basis points during the past six months in response to strong economic growth and a cyclical increase in inflation.

- Increased budget surpluses led the U.S. Treasury to announce the planned repurchase of $30 billion of government debt.

- Investment-grade bonds outperformed high-yield bonds. International bonds, when hedged to eliminate currency risk, outperformed U.S. domestic bonds.

- The variance in returns among asset classes, sectors, and industries within the bond market has increased significantly over the past two years.

--------------------------------------------------------------------------------

(4) The Fund's average maturity includes the effect of futures and when-issued securities.

(5) For purposes of this average rating, the Fund's short-term debt obligations have been assigned a long-term rating by the Advisor.

* The Lehman Brothers Aggregate Bond Index is an unmanaged index composed of investment-grade securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index. The Lipper Intermediate Investment Grade Debt Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the Lehman index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

                         THE STRONG CORPORATE BOND FUND
                         ------------------------------


PERSPECTIVES
FROM THE MANAGERS


/s/ Jeffrey A. Koch          /s/ John T. Bender          /s/ Ivor Schucking
Jeffrey A. Koch              John T. Bender              Ivor Schucking
Portfolio Co-manager         Portfolio Co-manager        Portfolio Co-manager

--------------------------------------------------------------------------------

During the past six months, the U.S. economy continued to be very strong, spurred on by very strong domestic demand. The economy, measured by real GDP, posted solid first quarter growth at 5.4%, while consumption was up an even stronger 8%. With the Central Bank raising the fed funds target rate by 75 basis points, two- and five-year Treasury yields increased by 86 and 57 basis points, respectively.

In January, the U.S. Treasury announced a plan to repurchase long-maturity government debt. This announcement caused longer-maturity government bonds to be the best-performing sector of the investment-grade market. Yields on 30-year bonds declined by 20 basis points, despite the increase in short- and intermediate-term interest rates. The yield curve has now become inverted, with yields on two-year notes approximately 70 basis points higher than those on 30-year bonds.

The combination of Fed tightening and Treasury debt buybacks led to the relative underperformance of corporate bonds relative to government bonds. Fed tightening caused investors to question the durability of the economic expansion and the sustainability of earnings growth. The government debt buybacks hurt the corporate market by heightening the distinction between Treasuries and the corporate market: government supply is declining, while corporate bond supply is now near record levels.

In this environment, we employed a barbell strategy for the Fund, emphasizing long-maturity Treasury securities along with short- and intermediate-

                    ----------------------------------------

WE ANTICIPATE THAT THE FUND WILL ADOPT A MORE AGGRESSIVE STANCE WITH RESPECT TO BOTH INTEREST-RATE AND CREDIT RISK ONCE IT BECOMES CLEAR THAT THE FED HAS COMPLETED ITS INTEREST-RATE HIKES.

                    ----------------------------------------

[SIDENOTE]
FUND
 HIGHLIGHTS

- Short- and intermediate-term interest rates increased, while longer-maturity Treasury rates declined.

- Corporate bonds underperformed Treasury securities. The government's buyback of Treasury debt and a modest deterioration in corporate credit quality caused BBB and BB corporate bond yields to rise more than Treasury yields.

- We have reduced our overall portfolio duration and emphasized higher-quality securities when purchasing long-maturity bonds.

                    ----------------------------------------

                                 AVERAGE ANNUAL
                                 TOTAL RETURNS

                                  AS OF 4-30-00

                                 INVESTOR CLASS
                                 --------------
                               1-year        -0.64%
                               5-year         7.97%
                              10-year         8.45%
                      Since Inception         8.92%
                        (on 12-12-85)


                                ADVISOR CLASS(1)
                                ---------------
                               1-year        -0.91%
                               5-year         7.73%
                              10-year         8.21%
                      Since Inception         8.71%
                        (on 12-12-85)

                             INSTITUTIONAL CLASS(2)
                             ---------------------

                               1-year        -0.44%
                               5-year         8.01%
                              10-year         8.47%
                      Since Inception         8.94%
                        (on 12-12-85)

                    ----------------------------------------

                              PORTFOLIO STATISTICS
                                  AS OF 4-30-00

                           INVESTOR CLASS
                  30-day annualized yield(3)      8.06%

                            ADVISOR CLASS
                  30-day annualized yield(3)      7.90%

                      INSTITUTIONAL CLASS
                  30-day annualized yield(3)      8.55%

                         Average maturity(4)      11.0 years

                                  Average
                           quality rating(5)      BBB

--------------------------------------------------------------------------------

(1) The performance of the Advisor Class shares prior to 8-30-99 is based on the Fund's Investor Class shares' performance, restated for the higher expense ratio of the Advisor Class shares. Please consult a prospectus for information about all share classes.

(2) The performance of the Institutional Class shares prior to 8-30-99 is based on the Fund's Investor Class shares' performance. Please consult a prospectus for information about all share classes.

(3) Yields are historical and do not represent future yields, which will fluctuate. Yields are as of 4-28-00.

maturity corporate bonds. This strategy added value because we participated in the strong performance of longer-maturity government bonds and avoided some of the underperformance experienced by the 30-year corporate bond market, the worst-performing part of the corporate market.

We also increased shareholder returns through excellent credit selection during the period. We were able to avoid investments in the worst-performing companies and identify companies with improving fundamentals. Companies that outperformed the market after seeing their credit ratings upgraded include Enron and Cablevision.

We expect that in the near term, the Fed will increase the fed funds rate by an additional 50 to 75 basis points in order to slow economic growth and fend off inflation. Corporate bonds may lag Treasury returns as this occurs, but corporate bond yields are at such attractive levels that these effects should be largely mitigated by current income levels. We anticipate that the Fund will adopt a more aggressive stance with respect to both interest-rate and credit risk once it becomes clear that the Fed has completed its interest-rate hikes.

Thank you for your investment in the Strong Corporate Bond Fund. We appreciate the confidence you have placed in us.


                    GROWTH OF AN ASSUMED $10,000 INVESTMENT

                            FROM 12-12-85 TO 4-30-99

[GRAPH]

                                                                         Lipper Corporate
                The Strong Corporate                 Lehman Brothers       Debt Funds BBB
                           Bond Fund        Corporate BAA Bond Index          Rated Index
 Nov 85                      $10,000                         $10,000              $10,000
 Dec 85                      $10,300                         $10,162              $10,184
 Dec 87                      $13,997                         $12,323              $11,882
 Dec 89                      $15,800                         $15,517              $14,342
 Dec 91                      $17,013                         $19,490              $17,909
 Dec 93                      $21,732                         $24,080              $21,839
 Dec 95                      $26,892                         $28,606              $25,052
 Dec 97                      $31,752                         $33,057              $28,800
 Dec 99                      $33,974                         $35,030              $30,184
 Apr 00                      $34,190                         $34,879              $30,374

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Lehman Brothers Corporate BAA Bond Index and the Lipper Corporate Debt Funds BBB Rated Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. To equalize the time periods, the indexes' performance was prorated for the month of December 1985. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.


[SIDENOTE]
YOUR FUND'S
 APPROACH

THE STRONG CORPORATE BOND FUND SEEKS TOTAL RETURN BY INVESTING FOR A HIGH LEVEL OF CURRENT INCOME WITH A MODERATE DEGREE OF SHARE-PRICE FLUCTUATION. THE FUND INVESTS PRIMARILY IN INTERMEDIATE-MATURITY BONDS ISSUED BY U.S. COMPANIES. THE FUND INVESTS PRIMARILY IN HIGHER- AND MEDIUM-QUALITY BONDS. TO INCREASE THE INCOME IT PAYS OUT, IT MAY ALSO INVEST A SMALL PORTION OF ITS ASSETS IN LOWER-QUALITY, HIGH-YIELD BONDS. THE MANAGERS FOCUS PRIMARILY UPON HIGH-YIELD BONDS RATED BB WITH POSITIVE OR IMPROVING CREDIT FUNDAMENTALS. THE FUND'S DOLLAR-WEIGHTED AVERAGE MATURITY WILL NORMALLY BE BETWEEN SEVEN AND TWELVE YEARS. TO A LIMITED EXTENT, THE FUND MAY ALSO INVEST IN FOREIGN SECURITIES.

                     --------------------------------------
MARKET
 HIGHLIGHTS

- The Federal Reserve Board raised the federal funds target rate by 75 basis points during the past six months in response to strong economic growth and a cyclical increase in inflation.

- Increased budget surpluses led the U.S. Treasury to announce the planned repurchase of $30 billion of government debt.

- The variance in returns among industries and companies within the corporate bond market has increased significantly in the past two years, as companies that disappoint bondholders now see the price of their debt decline more rapidly than in the past. This creates an excellent opportunity to add value through detailed company research.

--------------------------------------------------------------------------------

(4)  The Fund's average maturity includes the effect of futures and options.

(5) For purposes of this average rating, the Fund's short-term debt obligations have been assigned a long-term rating by the Advisor.

* The Lehman Brothers Corporate BAA Bond Index is an unmanaged index comprised of all issues within the Lehman Brothers Corporate Bond Index that are rated BAA by Moody's Investors Services, Inc. The Lipper Corporate Debt Funds BBB Rated Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the Lehman index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

                     THE STRONG GOVERNMENT SECURITIES FUND
                     -------------------------------------



PERSPECTIVES
FROM THE MANAGERS

/s/ Bradley C. Tank                   /s/ Thomas Sontag
Bradley C. Tank                       Thomas Sontag
Portfolio Co-manager                  Portfolio Co-manager

--------------------------------------------------------------------------------

Strong economic growth and continued wage pressures due to tight labor markets led the Federal Reserve Board to raise the fed funds rate by 25 basis points on each of three separate occasions over the past six months. These hikes pushed other short-term Treasury rates higher, with the result that two-and five-year Treasury rates rose by 86 and 57 basis points, respectively.

On the other end of the spectrum, a supply/demand imbalance caused yields to decline in the long-maturity sector of the U.S. Treasury market. Treasury Secretary Lawrence Summers announced the first-ever cash buyback of government debt in January, focusing on longer-term debt. Furthermore, the Treasury indicated that it would reduce the size of future 30-year debt auctions. These actions created demand for long Treasuries while reducing their future supply.

To take advantage of these events, we employed what is referred to as a barbell strategy in the Fund. This is accomplished by increasing exposure to the long end of the yield curve (where demand is great and supply low) while holding offsetting cash positions to avoid increasing the overall duration of the portfolio. We positioned the Fund to have a duration shorter than the overall market during the past six months.

Recent economic releases have indicated that U.S. GDP continued to grow at a robust rate

                     -------------------------------------

WE BELIEVE THE FUND'S NON-TREASURY HOLDINGS CURRENTLY OFFER COMPELLING INCOME OPPORTUNITIES.

                     -------------------------------------

[SIDENOTE]
FUND
 HIGHLIGHTS

- Interest rates for Treasuries rose in general during this period. The exception was the 30-year Treasury sector, which experienced a decline of approximately 20 basis points in yield due to supply reduction.

- We responded by reducing the overall interest-rate risk of the portfolio. The Fund also benefited from its exposure to the 30-year Treasury sector.

- The incremental income paid by the Fund's mortgage-backed securities offset their declining prices.

                      -------------------------------------

                                 AVERAGE ANNUAL
                                 TOTAL RETURNS

                                  AS OF 4-30-00

                                 INVESTOR CLASS
                                 --------------
                               1-year        1.16%
                               5-year        6.47%
                              10-year        8.20%
                      Since Inception        8.03%
                        (on 10-29-86)

                                ADVISOR CLASS(1)
                                -----------------
                              1-year         0.78%
                              5-year         6.14%
                             10-year         7.87%
                     Since Inception         7.71%
                       (on 10-29-86)

                             INSTITUTIONAL CLASS(2)
                             ---------------------
                              1-year         1.53%
                              5-year         6.55%
                             10-year         8.24%
                     Since Inception         8.06%
                       (on 10-29-86)

                   -----------------------------------------

                              PORTFOLIO STATISTICS
                                  AS OF 4-30-00

                                INVESTOR CLASS
              30-day annualized yield(3)      6.30%

                                ADVISOR CLASS
              30-day annualized yield(3)      6.02%

                               INSTITUTIONAL CLASS
              30-day annualized yield(3)      6.71%

                     Average maturity(4)      6.0 years

                              Average
                       quality rating(5)      AAA

--------------------------------------------------------------------------------

(1) The performance of the Advisor Class shares prior to 8-30-99 is based on the Fund's Investor Class shares' performance, restated for the higher expense ratio of the Advisor Class shares. Please consult a prospectus for information about all share classes.

(2) The performance of the Institutional Class shares prior to 8-30-99 is based on the Fund's Investor Class shares' performance. Please consult a prospectus for information about all share classes.

(3) Yields are historical and do not represent future yields, which will fluctuate. Yields are as of 4-28-00. The Advisor Class has temporarily absorbed expenses of 0.08%. Otherwise, the current yield would have been 5.94%, and returns would have been lower.

of 5.4% in the first quarter of 2000. In the first quarter of 2000, the closely watched Employment Cost Index jumped 1.4%. Until we see a cooling in the economy, we believe that the Federal Reserve will continue raising short-term rates in an attempt to get out in front of inflation. We concur with the general perception that the Fed will raise rates by another 50 to 75 basis points over the next six months. Accordingly, we will continue to position the Fund defensively in terms of interest-rate risk.

We believe the Fund's non-Treasury holdings currently offer compelling income opportunities. Ten-year government agency securities offer yields in the 7.25% area, while agency mortgage-backed securities yield approximately 8.00%. We believe these to be quite attractive from a longer-term perspective.

Thank you for your investment in the Strong Government Securities Fund. We are proud to help you pursue your investment income goals.



                    GROWTH OF AN ASSUMED $10,000 INVESTMENT

                            FROM 10-29-86 TO 4-30-00

[GRAPH]

                     The Strong                                           Lipper General
                     Government                  Lehman Brothers         U.S. Government
                Securities Fund             Aggregate Bond Index             Funds Index
 Sep 86                 $10,000                          $10,000                 $10,000
 Dec 86                 $10,218                          $10,187                 $10,171
 Dec 88                 $11,683                          $11,294                 $10,903
 Dec 90                 $13,953                          $14,094                 $13,239
 Dec 92                 $17,781                          $17,559                 $16,102
 Dec 94                 $19,364                          $18,709                 $16,615
 Dec 96                 $23,873                          $22,970                 $19,849
 Dec 98                 $28,153                          $27,376                 $23,357
 Apr 00                 $28,395                          $27,670                 $23,212

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Lehman Brothers Aggregate Bond Index and the Lipper General U.S. Government Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. To equalize the time periods, the indexes' performance was prorated for the month of October 1986. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.


[SIDENOTE]
YOUR FUND'S
 APPROACH

THE STRONG GOVERNMENT SECURITIES FUND SEEKS TOTAL RETURN BY INVESTING FOR A HIGH LEVEL OF CURRENT INCOME WITH A MODERATE DEGREE OF SHARE-PRICE FLUCTUATION. THE FUND INVESTS PRIMARILY IN HIGHER-QUALITY BONDS ISSUED BY THE U.S. GOVERNMENT. THE FUND'S DOLLAR-WEIGHTED AVERAGE MATURITY WILL NORMALLY BE BETWEEN FIVE AND TEN YEARS. TO A LIMITED EXTENT, THE FUND MAY ALSO INVEST IN DOLLAR-DENOMINATED FOREIGN SECURITIES.

                    ---------------------------------------

MARKET
 HIGHLIGHTS

- Continued strong GDP growth, combined with some negative consumer price news, has prompted the Federal Reserve Board to continue raising the federal funds rate.

- Bolstered by the recent budget surplus, the U.S. Treasury announced it would buy back large amounts of previously issued long-term Treasury debt.

- This combination of the Federal Reserve pushing short-term rates higher, and Treasury buyback demand driving long-term rates lower, caused an inversion of the yield curve. At the end of the period, two-year Treasuries yielded almost 0.75% more than 30-year Treasuries.

--------------------------------------------------------------------------------
(4)  The Fund's average maturity includes the effect of futures and options.

(5) For purposes of this average rating, the Fund's short-term debt obligations have been assigned a long-term rating by the Advisor.

* The Lehman Brothers Aggregate Bond Index is an unmanaged index composed of investment-grade securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index. The Lipper General U.S. Government Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Fund shares are neither insured nor guaranteed by the U.S. government. Source of the Lehman index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

                        THE STRONG SHORT-TERM BOND FUND
                        -------------------------------


PERSPECTIVES
FROM THE MANAGERS


/s/ Bradley C. Tank                    /s/ John T. Bender
Bradley C. Tank                        John T. Bender
Portfolio Co-manager                   Portfolio Co-manager

--------------------------------------------------------------------------------

The prices of short-maturity bonds are directly influenced by changes in monetary policy. During the past six months, the Federal Reserve Board has become more aggressive in its efforts to restrain the economy. We believe the Fed will continue to increase short-term interest rates until consumption slows and inflationary pressures in the labor market subside. This means the fed funds rate will likely increase an additional 50 to 75 basis points over the next six months.

The corporate and mortgage bond sectors often underperform the Treasury market during periods of monetary tightening. Although these sectors have lagged government securities in the past several months, in this case most of the underperformance has been concentrated in longer-maturity bonds where the Treasury's announced buyback of long-term government debt has caused investors to reevaluate their long-maturity corporate holdings.

Relative underperformance in the corporate sector has been greater than in the mortgage sector. Investors are beginning to question the sustainability of both the economic expansion and growth in corporate earnings as the Fed continues to raise interest rates. Avoiding problem credits and industries throughout the period was a meaningful contributor to the Fund's performance as the benchmark indices contain a measure of both. Diligent credit research is now more important than ever in the corporate sector.

                    ----------------------------------------

BY EMPHASIZING CORPORATE AND MORTGAGE SECURITIES, WE BOOSTED THE FUND'S INCOME LEVEL, WHILE EXCELLENT RESEARCH IN THE CORPORATE AND MORTGAGE MARKET ALLOWED US TO IDENTIFY SECURITIES THAT PERFORMED BETTER THAN THEIR MARKET AVERAGES.

                    ----------------------------------------


[SIDENOTE]
FUND
 HIGHLIGHTS

- The Federal Reserve Board increased the federal funds rate by 75 basis points over the past six months. This caused the yields on two-year Treasury notes to rise to 6.68%, an increase of almost 90 basis points. To contend with this environment, we shortened the portfolio's duration slightly.

- The Fund maintained a significant overweighting in the corporate and mortgage sectors in order to provide a higher level of income.

                    ----------------------------------------
                                 AVERAGE ANNUAL
                                 TOTAL RETURNS

                                  AS OF 4-30-00

                                 INVESTOR CLASS
                                 --------------
                               1-year         3.35%
                               5-year         6.43%
                              10-year         7.09%
                      Since Inception         7.21%
                         (on 8-31-87)

                                ADVISOR CLASS(1)
                                ---------------
                               1-year         3.08%
                               5-year         6.14%
                              10-year         6.80%
                      Since Inception         6.91%
                         (on 8-31-87)

                             INSTITUTIONAL CLASS(2)
                             ---------------------
                               1-year         3.74%
                               5-year         6.51%
                              10-year         7.13%
                      Since Inception         7.24%
                          (on 8-31-87)

                    ----------------------------------------

                              PORTFOLIO STATISTICS
                                  AS OF 4-30-00

                          INVESTOR CLASS
                 30-day annualized yield(3)    7.59%

                           ADVISOR CLASS
                 30-day annualized yield(3)    7.26%

                     INSTITUTIONAL CLASS
                 30-day annualized yield(3)    8.02%

                        Average maturity(4)    1.7 years

                                 Average
                          quality rating(5)    A

--------------------------------------------------------------------------------

(1) The performance of the Advisor Class shares prior to 8-30-99 is based on the Fund's Investor Class shares' performance, restated for the higher expense ratio of the Advisor Class shares. Please consult a prospectus for information about all share classes.

(2) The performance of the Institutional Class shares prior to 8-30-99 is based on the Fund's Investor Class shares' performance. Please consult a prospectus for information about all share classes.

(3) Yields are historical and do not represent future yields, which will fluctuate. Yields are as of 4-28-00. The Advisor Class has temporarily absorbed expenses of 0.05%. Otherwise, the yield would have been 7.21%, and returns would have been lower.

Several strategic decisions contributed to the Fund's strong performance relative to its benchmark. We reduced our duration in order to reduce the impact of rising short-term interest rates on the Fund's share price. By emphasizing corporate and mortgage securities, we boosted the Fund's income level, while excellent research in the corporate and mortgage market allowed us to identify securities that performed better than their market averages. Our mortgage holdings were concentrated in the asset-backed and commercial mortgage-backed areas. Within the corporate portfolio, we upgraded the quality of the portfolio to include such companies as Ford and General Electric.

Short-maturity corporate and mortgage yields are higher today than in recent years. These high yields should provide adequate protection against further increases in short-term interest rates. We would expect to increase our interest-rate sensitivity later in the year once it becomes clear that the Fed has completed its monetary tightening.

Thank you for your continued investment in the Strong Short-Term Bond Fund. We appreciate the opportunity to help you pursue your important financial goals.


                    GROWTH OF AN ASSUMED $10,000 INVESTMENT

                            FROM 8-31-87 TO 4-30-00

[GRAPH]

                                                          Lehman Brothers
                          The Strong        1-3 Year Government/Corporate           LipperShort Investment
                Short-Term Bond Fund                           Bond Index         Grade Debt Funds Average
 Aug 87                      $10,000                              $10,000                          $10,000
 Dec 87                      $10,318                              $10,303                          $10,246
 Dec 89                      $12,295                              $12,156                          $12,139
 Dec 91                      $14,837                              $14,913                          $14,601
 Dec 93                      $17,302                              $16,741                          $16,477
 Dec 95                      $19,064                              $18,678                          $18,182
 Dec 97                      $21,809                              $20,946                          $20,205
 Dec 99                      $23,849                              $23,114                          $22,021
 Apr 00                      $24,142                              $23,451                          $22,293

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Lehman Brothers 1-3 Year Government/Corporate Bond Index and the Lipper Short Investment Grade Debt Funds Average. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.


[SIDENOTE]
YOUR FUND'S
 APPROACH

THE STRONG SHORT-TERM BOND FUND SEEKS TOTAL RETURN BY INVESTING FOR A HIGH LEVEL OF CURRENT INCOME WITH A LOW DEGREE OF SHARE-PRICE FLUCTUATION. THE FUND INVESTS PRIMARILY IN SHORT- AND INTERMEDIATE-TERM CORPORATE, MORTGAGE- AND ASSET-BACKED, AND U.S. GOVERNMENT BONDS. THE FUND INVESTS PRIMARILY IN HIGHER- AND MEDIUM-QUALITY BONDS. THE FUND'S DOLLAR-WEIGHTED AVERAGE MATURITY WILL NORMALLY BE BETWEEN ONE AND THREE YEARS. THE FUND MAY ALSO INVEST A PORTION OF ITS ASSETS IN LOWER-QUALITY, HIGH-YIELD BONDS. THE MANAGERS FOCUS PRIMARILY UPON HIGH-YIELD BONDS RATED BB WITH POSITIVE OR IMPROVING CREDIT FUNDAMENTALS. TO A LIMITED EXTENT, THE FUND MAY ALSO INVEST IN FOREIGN SECURITIES.


                    ----------------------------------------

MARKET
 HIGHLIGHTS

- A convergence of robust economic growth, tight labor markets, and rising commodity prices contributed to the Federal Reserve's decision to raise rates during the period. Short-term bond yields are more sensitive to changes in Fed policy than those of longer-maturity bonds.

- The U.S. Treasury announced a plan to repurchase $30 billion of long-maturity government bonds.

- This combination of events caused two-year yields to rise almost 90 basis points even as 30-year government yields declined by 20 basis points. The yield curve is now inverted by approximately 70 basis points.

--------------------------------------------------------------------------------
(4)  The Fund's average maturity includes the effect of futures.

(5) For purposes of this average rating, the Fund's short-term debt obligations have been assigned a long-term rating by the Advisor.

* The Lehman Brothers 1-3 Year Government/Corporate Bond Index is an unmanaged index generally representative of government and investment-grade corporate securities with maturities of one to three years. The Lipper Short Investment Grade Debt Funds Average represents funds that invest at least 65% of assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of less than three years. Source of the Lehman index data is Bloomberg. Source of the Lipper index data is Lipper Inc.

                        THE STRONG HIGH-YIELD BOND FUND
                        -------------------------------

PERSPECTIVES
FROM THE MANAGERS


/s/ Jeffrey A. Koch                      /s/ Thomas M. Price
Jeffrey A. Koch                          Thomas M. Price
Portfolio Co-manager                     Portfolio Co-manager
--------------------------------------------------------------------------------

High-yield bonds suffered through lackluster performance over the past six months, as the twin problems of rising interest rates and larger credit-risk premiums took a bite out of returns. The Federal Reserve's efforts to combat inflation remained front and center on the minds of market participants.

The rise in Treasury rates was not nearly as dramatic as the rise in credit-risk premiums, however. The yield on the Lehman Brothers High-Yield Bond Index rose to 12.72% from 11.19% during the six-month period. The rise in Treasury yields was responsible for 0.19% of the index's yield increase, while 1.34% of the increase was tied to a rise in credit-risk premiums--the yield in excess of Treasury yields paid to high-yield bond investors as compensation for taking on credit risk. Although the Federal Reserve is poised to continue raising short-term interest rates, it appears to us that credit-risk premiums are at or near their peaks for this cycle. We believe that, as a result, high-yield bonds represent very good values at this time.

The market environment over the past 18 months has been characterized by a generally conservative approach to financing new issues. Terms are very attractive (with high yields and well-structured deals), and credit quality is generally strong. Over the past six months, media and telecom companies have represented a disproportionate share of the new-issue calendar. These have been among the best-performing sectors of the market over the past two years, and investors continue to favor these issues over those from other sectors. This

                      -----------------------------------

THE FEDERAL RESERVE'S EFFORTS TO COMBAT INFLATION REMAINED FRONT AND CENTER ON THE MINDS OF MARKET PARTICIPANTS.

                      -----------------------------------

[SIDENOTE]
FUND
 HIGHLIGHTS

- We maintained our emphasis on single-B-rated securities and the telecommunications sector. Within the telecommunications sector, we targeted competitive local exchange carriers, cable TV, and mobile wireless communications companies.

- Issue selection was key to our outperformance during the period. We continue to focus on companies with rapid deleveraging potential.

                      -----------------------------------

                                 AVERAGE ANNUAL
                                 TOTAL RETURNS

                                  AS OF 4-30-00

                                 INVESTOR CLASS
                                 --------------
                               1-year        0.83%
                      Since Inception       11.81%
                        (on 12-28-95)

                                ADVISOR CLASS(1)
                                ---------------
                              1-year         0.47%
                     Since Inception        11.50%
                       (on 12-28-95)

                      -----------------------------------

                              PORTFOLIO STATISTICS

                                  AS OF 4-30-00

                          INVESTOR CLASS
                 30-day annualized yield(2)      11.92%

                           ADVISOR CLASS
                 30-day annualized yield(2)      11.93%

                        Average maturity         6.6 years

                                 Average
                          quality rating(3)       B

--------------------------------------------------------------------------------
(1) The performance of the Advisor Class shares prior to 2-28-00 is based on the Fund's Investor Class shares' performance, restated for the higher expense ratio of the Advisor Class shares. Please consult a prospectus for information about all share classes.

(2) Yields are historical and do not represent future yields, which will fluctuate. Yields are as of 4-28-00.

(3) For purposes of this average rating, the Fund's short-term debt obligations have been assigned a long-term rating by the Advisor.

combination of attractive terms and good credit quality bode well for the near-term health of the overall market.

We have geared our credit research toward finding companies that generate strong free cash flow growth or that benefit from strong and growing asset value. We also look for companies in industries that we expect to perform well in the future and provide fertile ground for investment opportunities. We believe the combination of good industry conditions and strong companies should result in a good investment climate for the Fund in the near term.

Over the next six months, we expect the Federal Reserve to continue raising interest rates in an effort to cool the economy from its blistering pace to a more moderate and sustainable rate of growth going forward. High-yield bonds offer attractive value and should benefit as investors begin to embrace this outlook.

Thank you for investing in the Strong High-Yield Bond Fund. We value the trust you have placed in us.


                    GROWTH OF AN ASSUMED $10,000 INVESTMENT

                            FROM 12-28-95 TO 4-30-00

[GRAPH]

                          The Strong              Lehman Brothers        Lipper High Current
                High-Yield Bond Fund        High-Yield Bond Index          Yield Funds Index
 Nov 95                      $10,000                      $10,000                    $10,000
 Dec 95                      $10,031                      $10,015                    $10,015
 Dec 96                      $12,724                      $11,152                    $11,314
 Dec 97                      $14,758                      $12,575                    $12,805
 Dec 98                      $15,211                      $12,810                    $12,795
 Dec 99                      $16,399                      $13,116                    $13,408
 Apr 00                      $16,244                      $12,831                    $13,146

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Lehman Brothers High-Yield Bond Index and the Lipper High Current Yield Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. To equalize the time periods, the indexes' performance was prorated for the month of December 1995. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

[SIDENOTE]
YOUR FUND'S
 APPROACH

THE STRONG HIGH-YIELD BOND FUND SEEKS TOTAL RETURN BY INVESTING FOR A HIGH LEVEL OF CURRENT INCOME AND CAPITAL GROWTH. THE FUND INVESTS PRIMARILY IN MEDIUM- AND LOWER-QUALITY CORPORATE BONDS. THE MANAGERS FOCUS PRIMARILY UPON HIGH-YIELD BONDS WITH POSITIVE OR IMPROVING CREDIT FUNDAMENTALS. THE FUND WILL TYPICALLY MAINTAIN A DOLLAR-WEIGHTED AVERAGE MATURITY BETWEEN FIVE AND TEN YEARS. THE FUND INVESTS A PORTION OF ITS ASSETS (UP TO 20%) IN COMMON STOCKS. TO A LIMITED EXTENT, THE FUND MAY ALSO INVEST IN FOREIGN SECURITIES.

                   -----------------------------------------

MARKET
 HIGHLIGHTS

- The Federal Reserve raised interest rates three times during the period, taking the federal funds rate to 6.00% from 5.25%. Longer-term interest rates rose, as well, with the ten-year Treasury moving to 6.21% from 6.05%.

- Yield premiums on high-yield bonds rose during the period, as the spread between the Lehman Brothers High-Yield Bond Index and ten-year Treasuries widened to 6.51% from 5.17%. This left the yield on the index at 12.72%.

- New bond issuance was reduced dramatically from the same period one year earlier and was dominated by media and telecom companies.

--------------------------------------------------------------------------------

* The Lehman Brothers High-Yield Bond Index is an unmanaged index generally representative of corporate bonds rated below investment grade. The Lipper High Current Yield Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the Lehman index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

                   THE STRONG SHORT-TERM HIGH YIELD BOND FUND
                   ------------------------------------------

PERSPECTIVES
FROM THE MANAGERS


/s/ Jeffrey A. Koch                   /s/ Thomas M. Price
Jeffrey A. Koch                       Thomas M. Price
Portfolio Co-manager                  Portfolio Co-manager
--------------------------------------------------------------------------------

The combination of rising interest rates and widening credit-risk premiums cut into the performance of high-yield bonds over the past six months. The Federal Reserve continued to play a leading role, raising the federal funds rate by 75 basis points over the period. This continued effort to stave off inflation had an impact on three-year and ten-year Treasury rates, as well.

Dwarfing the rise in Treasury yields, however, was the rise in credit-risk premiums. The yield on the Lehman Brothers High-Yield Bond Index rose to 12.72% from 11.19% over the six months--but just 19 basis points of that rise was attributable to interest-rate hikes. The remainder reflected an increase in risk premiums--the additional yield investors demand to compensate for the higher risk associated with high-yield bonds. The Federal Reserve has continued to raise short-term interest rates, but we believe the rise in risk premiums is at or near an end for this cycle. This means that high-yield bonds currently reflect attractive values.

One of the barometers that we use to judge the appetite for risk in the high-yield marketplace is the new issue calendar. By carefully studying new issues that come to market, we can learn a great deal about the market's stance toward credit risk. Over the past 18 months, for example, the market environment has been conservative, with high yields paid, well-structured deals, and generally strong credit quality. This combination bodes well for the market's overall near-term health.

                   ------------------------------------------

 ... THE MARKET ENVIRONMENT HAS BEEN CONSERVATIVE, WITH HIGH YIELDS PAID, WELL-STRUCTURED DEALS, AND GENERALLY STRONG CREDIT QUALITY. THIS COMBINATION BODES WELL FOR THE MARKET'S OVERALL NEAR-TERM HEALTH.

                   ------------------------------------------

[SIDENOTE]
FUND
 HIGHLIGHTS

- We focus on finding investments with attractive income potential and low volatility relative to the high-yield market as a whole. To this end, we emphasize high-coupon, callable bonds and shorter-maturity issues.

- Our average credit quality is BB, which represents the highest-rated sector of the high-yield market.

- Media and telecommunications are key sectors for the Fund. Many of the companies in these industries are poised to refinance bonds that were issued three to five years ago.

                   ------------------------------------------

                                 AVERAGE ANNUAL
                                 TOTAL RETURNS

                                  AS OF 4-30-00

                                 INVESTOR CLASS
                                 --------------
                               1-year        2.41%
                      Since Inception        7.84%
                         (on 6-30-97)

                                 ADVISOR CLASS(1)
                                 ---------------
                              1-year         2.09%
                     Since Inception         7.51%
                        (on 6-30-97)

                   ------------------------------------------

                              PORTFOLIO STATISTICS

                                  AS OF 4-30-00

                              INVESTOR CLASS
                      30-day annualized yield(2)    9.82%

                                ADVISOR CLASS
                      30-day annualized yield(2)    9.43%

                             Average maturity       2.2 years

                                      Average
                               quality rating(3)    BB

--------------------------------------------------------------------------------

(1) The performance of the Advisor Class shares prior to 2-28-99 is based on the Fund's Investor Class shares' performance, restated for the higher expense ratio of the Advisor Class shares. Please consult a prospectus for information about all share classes.

(2) Yields are historical and do not represent future yields, which will fluctuate. Yields are as of 4-28-00.

(3) For purposes of this average rating, the Fund's short-term debt obligations have been assigned a long-term rating by the Advisor.

We continue to find attractive investments for the Fund. There are many high-coupon callable bonds nearing their call dates as a result of heavy issuance activity three to five years ago, especially in the media and telecommunications sectors. An example would be Qwest Communications, with a 10 7/8% coupon and due 4/1/07. These bonds were issued in 1997, when Qwest was a single-B-rated company. Qwest has since been upgraded, and is now rated BB. These bonds first become callable on 4/1/02, and Qwest is likely to refinance them at a lower rate.

Over the next six months, we expect the Federal Reserve to continue raising interest rates in its ongoing effort to cool the economy. We expect the economy to slow to a more moderate and sustainable rate of growth. Our portfolio, which is designed to offer a low degree of volatility, is positioned well for the environment we foresee.

Thank you for your investment in the Strong Short-Term High Yield Bond
Fund.


                    GROWTH OF AN ASSUMED $10,000 INVESTMENT

                            FROM 6-30-97 TO 4-30-00

[GRAPH]

               The Strong Short-Term            Short-Term High          Lipper High Current
                High Yield Bond Fund        Yield Bond Index II            Yield Funds Index
 Jun 97                      $10,000                    $10,000                      $10,000
 Dec 97                      $10,777                    $10,502                      $10,699
 Jun 98                      $11,324                    $10,933                      $11,211
 Dec 98                      $11,680                    $10,993                      $10,691
 Jun 99                      $12,074                    $11,347                      $11,104
 Dec 99                      $12,301                    $11,568                      $11,202
 Apr 00                      $12,385                    $11,448                      $10,984

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Short-Term High Yield Bond Index II and the Lipper High Current Yield Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. We are replacing the Short-Term High Yield Bond Index with the Short-Term High Yield Bond Index II as we believe the Short-Term High Yield Bond Index II more accurately reflects the fund's investment program. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

[SIDENOTE]
YOUR FUND'S
 APPROACH

THE STRONG SHORT-TERM HIGH YIELD BOND FUND SEEKS TOTAL RETURN BY INVESTING FOR A HIGH LEVEL OF CURRENT INCOME WITH A MODERATE DEGREE OF SHARE-PRICE FLUCTUATION. THE FUND INVESTS PRIMARILY IN SHORT- AND INTERMEDIATE-TERM CORPORATE BONDS. THE FUND INVESTS PRIMARILY IN MEDIUM- AND LOWER-QUALITY, HIGH-YIELD BONDS. THE MANAGERS FOCUS PRIMARILY UPON HIGH-YIELD BONDS WITH POSITIVE OR IMPROVING CREDIT FUNDAMENTALS. THE FUND'S DOLLAR-WEIGHTED AVERAGE MATURITY WILL NORMALLY BE BETWEEN ONE AND THREE YEARS. TO A LIMITED EXTENT, THE FUND MAY ALSO INVEST IN FOREIGN SECURITIES.

                    ----------------------------------------

MARKET
 HIGHLIGHTS

- The Federal Reserve raised interest rates three times during the period, by a total of 75 basis points. The yield on three-year Treasuries rose to 6.62% from 5.91%.

-    Yield premiums on high-yield bonds rose during the period.

- New issuance activity fell dramatically from the levels seen a year earlier. Tender or refinancing activity slowed, as well.

--------------------------------------------------------------------------------

* The Short-Term High Yield Bond Index II is a market value weighted blend of the Merrill Lynch High Yield U.S. Corporates, Cash Pay, BB Rated, 1-5 Years Index and the Merrill Lynch High Yield U.S. Corporates, Cash Pay, B Rated, 1-5 Years Index. It is an unmanaged index generally representative of corporate debt rated below investment-grade with maturities of one to five years, which more closely approximates the performance of the Strong Short-Term High Yield Bond Fund. The Lipper High Current Yield Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the Short-Term High Yield Bond Fund Index II is Bloomberg. Source of the Lipper High Current Yield Funds Index is Lipper Inc.

--------------------------------------------------------------------------------
BOND GLOSSARY


BOND QUALITY RATINGS--There are services that analyze the financial condition of a bond's issuer and then assign it a rating. The best-known rating agencies are Standard and Poors and Moody's. The highest-quality bonds are rated AAA (S&P) or Aaa (Moody's). The scale descends to AA, A, then BBB, and so on, down to D. Bonds with a rating of BBB or higher are considered investment-grade. Bonds rated BB and below are considered "junk bonds." Typically, the lower a bond's rating, the higher yield it must pay in order to compensate the bondholder for the added risk.

MATURITY--Like a loan, a bond must be paid off on a certain date. A bond's maturity is the time remaining until it is paid off. Bonds typically mature in a range from overnight to 30 years from now. Typically, bonds with longer maturities will have higher yields and larger price changes in reaction to interest-rate changes. In rare situations, shorter-term bonds will have higher yields; this is known as an inverted yield curve (see definition that follows).

DURATION--Duration is similar to maturity, but also accounts for the semi-annual interest payments made by most bonds. Duration is a useful tool for determining a bond or a bond fund's sensitivity to interest-rate changes. The higher the duration, the more a bond's price will fluctuate when interest rates change.

TREASURY SPREAD--The Treasury spread is the difference in yield between a Treasury bond (issued by the federal government) and a bond with an equal maturity, but from another category, such as a corporate bond. This calculation is used to measure the prices of corporate bonds, mortgage-backed securities, and other non-government issues relative to Treasuries. Higher spreads occur in uncertain times when investors buy Treasuries for their safety and sell other types of bonds.

YIELD--Yield is the income your investment is generating. It is calculated by taking the income paid by a bond in a given period of time, often 30 days, annualizing it, and stating it as a percentage of the money invested.

YIELD CURVE--The yield curve is a graph that plots the yields of Treasury bonds against their maturities. Under normal circumstances, this line will slope upward, reflecting longer-maturity bonds having higher yields. In rare circumstances, such as in a time of deflation, the yield curve may slope downward, or "invert." The steepness of the yield curve shifts depending on economic trends and outlooks. Properly positioned, a bond investor can profit from these shifts.

SCHEDULES OF INVESTMENTS IN SECURITIES                    April 30, 2000 (Unaudited)
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
                                STRONG BOND FUND
------------------------------------------------------------------------------------

                                                           Shares or
                                                           Principal       Value
                                                            Amount       (Note 2)
------------------------------------------------------------------------------------
Corporate Bonds 37.5%
@Entertainment, Inc. Senior Discount Notes,
   Series B, Zero %, Due 7/15/08 (Rate Reset
   Effective 7/15/03)                                     $1,000,000      $  655,000
APCOA/Standard Parking, Inc. Senior
   Subordinated Notes, 9.25%, Due 3/15/08                  1,500,000         712,500
Allied Waste North America, Inc. Senior
   Subordinated Notes, 10.00%, Due 8/01/09                   500,000         341,250
Atlas Air, Inc. Senior Notes, 10.75%, Due 8/01/05            275,000         276,375
Avencia Group PLC Notes, 11.00%,
   Due 7/01/09 (b)                                         1,000,000       1,020,000
Bank of America Corporation Subordinated
   Notes, 7.80%, Due 2/15/10                               1,420,000       1,419,161
Bear Stearns Company, Inc. Floating Rate
   Notes, 6.63%, Due 3/28/03                               2,000,000       1,995,694
Bellsouth Capital Funding Corporation
   Debentures, 7.875%, Due 2/15/30                         1,165,000       1,174,750
Capital One Floating Rate Subordinated Capital
   Income Securities, 7.5988%, Due 2/01/27 (b)             1,500,000       1,282,866
Cendant Corporation Notes, 7.75%,
   Due 12/01/03 (c)                                        4,112,000       4,055,222
Columbia/HCA Healthcare Corporation
   Notes, 8.36%, Due 4/15/24                               1,000,000         899,250
Cumulus Media, Inc. Senior Subordinated
   Notes, 10.375%, Due 7/01/08                             1,000,000         912,500
DTE Capital Corporation Notes, 6.17%,
   Due 6/15/03 (b)                                           845,000         807,981
El Paso Energy Corporation Senior
   Notes, 6.625%, Due 7/15/01                              2,035,000       2,009,683
Ford Motor Credit Company Notes, 5.80%,
   Due 1/12/09                                             1,185,000       1,034,909
Fresenius Medical Care Capital Trust II
   Guaranteed Preferred Securities, 7.875%,
   Due 2/01/08                                               500,000         441,250
GS Escrow Corporation Senior Notes, 7.125%,
   Due 8/01/05                                             2,000,000       1,756,582
Global Crossing Holdings, Ltd. Senior Yankee
   Notes, 9.625%, Due 5/15/08                                500,000         492,500
Graham Packaging Holdings Company/GPC
   Capital Corporation II Senior Discount
   Notes, Zero %, Due 1/15/09 (Rate Reset
   Effective 1/15/03)                                      1,000,000         565,000
Hydro-Quebec Yankee Debentures, Series IF,
   8.00%, Due 2/01/13                                        955,000         976,888
Intermedia Communications, Inc. Senior
   Notes, 8.60%, Due 6/01/08                                 500,000         457,500
International Bank for Reconstruction and
   Development Unsubordinated Yankee
   Notes, 7.00%, Due 1/27/05                               1,500,000       1,485,309
Lehman Brothers Holdings, Inc. Senior Notes,
   8.80%, Due 3/01/15                                        450,000         469,214
Level 3 Communications, Inc. Senior Notes,
   11.00%, Due 3/15/08 (b)                                 2,000,000       1,945,000
Lockheed Martin Corporation Bonds, 8.50%,
   Due 12/01/29                                            1,420,000       1,400,333
Lockheed Martin Corporation Notes, 7.95%,
   Due 12/01/05                                            1,330,000       1,311,723
Lyondell Chemical Company Senior Secured
   Notes, Series B, 9.875%, Due 5/01/07                    2,000,000       1,977,500
MCI Worldcom, Inc. Notes, 6.125%,
   Due 4/15/12 (Remarketing Date 4/15/02)                    685,000         666,369
MCI Worldcom, Inc. Senior Notes, 7.75%,
   Due 4/01/27                                             1,215,000       1,215,487
MCI Worldcom, Inc. Unsecured Senior
   Debentures, 7.125%, Due 6/15/27                           605,000         597,150
Metromedia Fiber Network, Inc. Senior
   Notes, 10.00%, Due 12/15/09                             1,250,000       1,196,875

                                                           Shares or
                                                           Principal       Value
                                                            Amount       (Note 2)
------------------------------------------------------------------------------------
MetroNet Communications Corporation
   Senior Yankee Notes:
   12.00%, Due 8/15/07                                    $  755,000     $   850,085
   10.625%, Due 11/01/08                                   1,350,000       1,498,454
Motors and Gears, Inc. Senior Notes,
   Series C, 10.75%, Due 11/15/06                            750,000         716,250
NTC Capital I Floating Rate Notes,
   6.8013%, Due 1/15/27                                      520,000         499,087
NTL Communications Corporation
   Senior Notes, Series B, 11.50%, Due 10/01/08              500,000         510,000
National Wine & Spirits, Inc. Senior
   Notes, 10.125%, Due 1/15/09                               750,000         720,000
Nextlink Communications, Inc. Senior
   Discount Notes, Zero %, Due 6/01/09
   (Rate Reset Effective 6/01/04)                          1,000,000         590,000
Nextlink Communications, Inc. Senior
   Notes, 10.75%, Due 6/01/09                              1,000,000         987,500
Norcen Energy Resources, Ltd. Yankee
   Debentures, 7.375%, Due 5/15/06                         1,435,000       1,366,931
Northpoint Communications Group, Inc.
   Senior Notes, 12.875%, Due 2/15/10 (b)                  1,000,000         895,000
Park Place Entertainment Corporation Senior
   Notes:
   7.95%, Due 8/01/03                                      1,500,000       1,456,396
   8.50%, Due 11/15/06                                     1,750,000       1,683,927
Pemex Finance, Ltd. Notes, 7.80%,
   Due 2/15/13 (b)                                           655,000         650,611
Pogo Producing Company Senior Subordinated
   Notes, 10.375%, Due 2/15/09                               500,000         511,250
Premier International Foods PLC Senior Yankee
   Notes, 12.00%, Due 9/01/09 (b)                          1,000,000         950,000
Riggs Capital Trust II Preferred Securities,
   Series B, 8.875%, Due 3/15/27                             685,000         568,663
Snyder Oil Corporation Senior Subordinated
   Notes, 8.75%, Due 6/15/07                                 750,000         740,625
Spanish Broadcasting System, Inc. Senior
   Subordinated Notes, 9.625%, Due 11/01/09                1,000,000         985,000
Spectrasite Holdings, Inc. Senior Discount
   Notes, Zero %, Due 3/15/10 (Rate
   Reset Effective 3/15/05) (b)                            2,000,000       1,045,000
Station Casinos, Inc. Senior Subordinated
   Notes, 9.75%, Due 4/15/07                                 750,000         753,750
Stop & Shop Companies, Inc. Senior
   Subordinated Notes, 9.75%, Due 2/01/02                    530,000         546,075
SunAmerica, Inc. Debentures, 5.60%,
   Due 7/31/97 (c)                                         2,145,000       1,525,189
SunTrust Capital III Floating Rate Notes,
   6.80%, Due 3/15/28 (c)                                  2,125,000       1,999,901
Telewest PLC Senior Discount Debentures,
   Zero %, Due 10/01/07 (Rate Reset
   Effective 10/01/00)                                     1,000,000         945,000
360networks, Inc. Senior Yankee Notes, 13.00%,
   Due 5/01/08 (b)                                         1,250,000       1,234,375
Transwestern Publishing Company LP/TWP
   Capital Corporation Senior Subordinated
   Notes, Series D, 9.625%, Due 11/15/07                     850,000         811,750
Tri-State Outdoor Media Group, Inc. Senior
   Notes, 11.00%, Due 5/15/08                                250,000         240,000
Tricon Global Restaurants, Inc. Senior
   Notes, 7.45%, Due 5/15/05                               1,500,000       1,377,551
USX Marathon Group Notes, 6.65%, Due 2/01/06                  15,000          13,995
United Industries Corporation Senior
   Subordinated Notes, Series B, 9.875%,
   Due 4/01/09                                             1,000,000         735,000
United International Holdings, Inc. Senior
   Secured Discount Notes, Series B, Zero %,
   Due 2/15/08 (Rate Reset Effective 2/15/03)              2,000,000       1,310,000


                                                                              15

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)        April 30, 2000 (Unaudited)
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
                            STRONG BOND FUND (continued)
------------------------------------------------------------------------------------

                                                           Shares or
                                                           Principal       Value
                                                            Amount       (Note 2)
------------------------------------------------------------------------------------
United Mexican States Yankee Bonds,
   11.375%, Due 9/15/16                                  $   750,000     $   850,500
Universal Compression, Inc. Senior Discount
   Notes, Zero %, Due 2/15/08 (Rate Reset
   Effective 2/15/03)                                      2,500,000       1,575,000
Verio, Inc. Senior Notes, 11.25%, Due 12/01/08             1,000,000         990,000
Viatel, Inc. Senior Notes, 11.25%, Due 4/15/08             1,000,000         915,000
Voicestream Wireless Corporation/Voicestream
   Wireless Holdings Corporation Senior
   Notes, 10.375%, Due 11/15/09 (b)                        2,000,000       2,040,000
Wal-Mart Stores, Inc. Senior Notes, 6.875%,
   Due 8/10/09                                             1,070,000       1,034,326
Williams Communications Group, Inc. Senior
   Notes, 10.875%, Due 10/01/09                            1,000,000       1,010,000
Winstar Communications, Inc. Senior Discount
   Notes, Zero %, Due 4/15/10 (Rate Reset
   Effective 4/15/05) (b)                                  1,924,000         870,610
Winstar Communications, Inc. Senior Notes,
   12.75%, Due 4/15/10 (b)                                   657,000         630,720
------------------------------------------------------------------------------------
Total Corporate Bonds (Cost $77,272,389)                                  74,185,342
------------------------------------------------------------------------------------

Convertible Bonds 1.0%
Bell Atlantic Financial Services, Inc. Senior
   Notes, 5.75%, Due 4/01/03 (b) (c)                       2,000,000       2,025,000
------------------------------------------------------------------------------------
Total Convertible Bonds (Cost $2,017,382)                                  2,025,000
------------------------------------------------------------------------------------

Non-Agency Mortgage &
   Asset-Backed Securities 23.0%
Asset Securitization Corporation Commercial
   Mortgage Pass-Thru Certificates:
   Series 1995-MD4, Class A-1, 7.10%, Due 8/13/29          1,673,659       1,638,721
   Series 1996-MD6, Class A-1B, 6.88%,
   Due 11/13/26                                            1,045,000       1,020,658
Bear Stearns Mortgage Securities, Inc. Mortgage
   Pass-Thru Certificates, Series 1995-1, Class 2-P,
   Principal Only, Due 7/25/10                               161,076         130,003
Cistron Biotechnology, Inc. Asset-Backed Notes,
   Series 1997-A, Class A-6, 6.35%, Due 4/15/11              445,000         439,079
DLJ Commercial Mortgage Corporation
   Commercial Mortgage Pass-Thru Certificates,
   Series 1999-CG3, Class A-1B, 7.34%,
   Due 9/10/09                                             6,960,000       6,790,698
The Equitable Life Assurance Society of the
   United States Floating Rate Notes,
   Series 174, Class A2, 6.49%, Due 5/15/03 (b)            1,500,000       1,502,251
Fleet Credit Card Master Trust II Floating
   Rate Asset-Backed Certificates, Series 2000-B,
   Class A, 6.2636%, Due 9/15/05                           1,285,000       1,285,000
Headlands Mortgage Securities, Inc. Mortgage
   Pass-Thru Certificates, Series 1997-5,
   Class AII1, 6.75%, Due 11/25/27                           503,193         489,810
MBNA Master Credit Card Trust II Asset-Backed
   Floating Rate Certificates, Series 1996-J,
   Class A, 6.28%, Due 2/15/06                             7,675,000       7,685,937
Metris Master Trust Floating Rate Asset-Backed
   Securities, Series 1999-2, Class A, 6.65%,
   Due 1/20/10                                             1,090,000       1,091,150
Morgan Stanley Capital I, Inc. Commercial
   Mortgage Pass-Thru Certificates,
   Series 1999-FNV1, Class A2, 6.53%, Due 3/15/31            870,000         803,514
Mountain Capital CLO I, Ltd./Mountain Capital
   CLO I Corporation Floating Rate Bonds,
   Series 1A, Class A-1, 6.8813%, Due 4/15/11 (b)          5,000,000       5,012,500
Nomura Asset Securities Corporation,
   Series 1994-4B, Class 4PO, Principal Only,
   Due 9/25/24                                                79,943          61,507

                                                           Shares or
                                                           Principal       Value
                                                            Amount       (Note 2)
------------------------------------------------------------------------------------
Norwest Asset Securities Corporation Mortgage
   Pass-Thru Certificates:
   Series 1999-14, Class B3, 6.50%, Due 6/25/29           $2,080,224     $ 1,738,891
   Series 1999-16, Class B3, 6.50%, Due 6/25/29            1,041,326         870,116
   Series 1999-21, Class B3, 7.00%, Due 9/25/29            1,479,268       1,302,762
PECO Energy Transition Trust Transition Bonds,
   Series 2000-A, Class A1, 7.18%, Due 9/01/03             2,810,000       2,809,438
PNC Mortgage Securities Corporation Mortgage
   Pass-Thru Certificates:
   Series 1998-1, Class 4B4, 6.75%, Due 3/25/13 (b)          342,099         269,081
   Series 1998-11, Class 2B4, 6.25%, Due 11/25/13 (b)        351,673         264,468
Resolution Trust Corporation Mortgage Pass-Thru
   Securities, Inc. Commercial Certificates:
   Series 1995-C1, Class C, 6.90%, Due 2/25/27             1,000,000         985,255
   Series 1995-C2, Class D, 7.00%, Due 5/25/27               968,557         955,409
Resolution Trust Corporation Mortgage Pass-Thru
   Securities, Inc. Variable Rate Commercial
   Certificates, Series 1992-C8, Class A-2, 7.495%,
   Due 12/25/23                                               78,640          78,716
Rural Housing Trust 1987-1 Senior Mortgage
   Pass-Thru Certificates, Series 1, Class D, 6.33%,
   Due 4/01/26                                             1,118,867       1,097,446
Salomon Brothers Mortgage Securities VII, Inc.
   Mortgage Pass-Thru Certificates, Series
   1996-LB2, Class A-5, 7.25%, Due 10/25/26                  453,388         451,767
Student Loan Marketing Association Student
   Loan Trust Loan-Backed Floating Rate Notes,
   Series 1998-1, Class A-1, 6.5137%, Due 1/25/07          4,690,806       4,686,467
Summit CBO I, Ltd./Summit CBO I Funding
   Corporation Second Priority Senior Secured
   Floating Rate Bonds, Series 1A, Class B,
   7.0338%, Due 5/23/11 (b)                                2,000,000       1,926,560
USAA Auto Loan Guarantor Trust Pass-Thru
   Certificates, Series 1999-1, Class A, 6.10%,
   Due 2/15/06                                                64,907          64,124
------------------------------------------------------------------------------------
Total Non-Agency Mortgage &
   Asset-Backed Securities (Cost $45,646,190)                             45,451,328
------------------------------------------------------------------------------------

Municipal Bonds 0.5%
New Jersey Economic Development Authority
   State Pension Funding Revenue, 7.425%,
   Due 2/15/29                                               975,000         940,700
------------------------------------------------------------------------------------
Total Municipal Bonds (Cost $1,065,905)                                      940,700
------------------------------------------------------------------------------------

United States Government &
   Agency Issues 36.3%
FHLMC Corporate Notes, 6.875%, Due 1/15/05                 1,930,000       1,901,729
FHLMC Participation Certificates:
   6.25%, Due 6/15/12 thru 9/15/22 (c)                     2,640,000       2,469,830
   7.00%, Due 1/15/15 (e)                                  6,000,000       5,861,280
   7.20%, Due 10/01/06                                     2,603,637       2,562,135
   10.50%, Due 8/01/19                                       747,744         800,033
FNMA Guaranteed Real Estate Mortgage
   Investment Conduit Pass-Thru Certificates:
   6.085%, Due 10/01/08                                       68,852          62,788
   6.52%, Due 7/25/08                                        965,323         929,389
   6.95%, Due 10/01/06                                        54,793          54,464
   7.085%, Due 9/01/06                                       833,384         826,617
   7.50%, Due 12/25/29 thru 03/25/30 (e)                   9,570,000       9,361,270
   8.00%, Due 4/01/17 thru 9/01/23 (c)                     2,511,467       2,518,966
   8.33%, Due 7/15/20 (c)                                  2,224,196       2,255,754
   8.50%, Due 8/01/12 thru 5/01/26 (c)                     3,793,923       3,855,011
   9.00%, Due 12/01/16 thru 8/01/17 (c)                    1,973,659       2,037,758
   9.50%, Due 6/01/05                                        531,797         545,873
FNMA Guaranteed Real Estate Mortgage
   Investment Conduit Variable Rate Mortgage
   Certificates, Pool #92117, 7.324%, Due 6/01/18             87,469          90,319


16

------------------------------------------------------------------------------------
                            STRONG BOND FUND (continued)
------------------------------------------------------------------------------------

                                                           Shares or
                                                           Principal       Value
                                                            Amount       (Note 2)
------------------------------------------------------------------------------------
Federal Home Loan Bank Bonds,
   5.875%, Due 9/17/01                                   $   585,000     $   576,853
Federal Home Loan Bank Medium-Term
   Notes, 7.903%, Due 8/01/25                                679,189         689,264
GNMA Guaranteed Pass-Thru Certificates:
   7.50%, Due 10/15/29 (e)                                 6,700,000       6,586,971
   8.00%, Due 12/25/29 (e)                                 5,780,000       5,794,450
United States Treasury Bonds:
   6.125%, Due 8/15/29                                     1,995,000       2,000,612
   7.125%, Due 2/15/23                                     1,200,000       1,325,626
   7.625%, Due 11/15/22                                    2,575,000       2,992,634
   9.875%, Due 11/15/15                                    1,100,000       1,479,844
United States Treasury Notes:
   5.875%, Due 11/15/04                                    4,065,000       3,959,566
   6.50%, Due 10/15/06 thru 2/15/10                       10,240,000      10,314,786
------------------------------------------------------------------------------------
Total United States Government &
   Agency Issues (Cost $72,511,583)                                       71,853,822
------------------------------------------------------------------------------------

Foreign Government Issues 3.7%
Republic of Germany Bonds, Series 97, 6.00%,
   Due 7/04/07                                             4,500,000 EUR   4,259,204
United Kingdom Treasury Bonds, 7.00%,
   Due 6/07/02                                             2,000,000 GBP   3,156,091
------------------------------------------------------------------------------------
Total Foreign Government Issues (Cost $8,054,030)                          7,415,295
------------------------------------------------------------------------------------

Preferred Stocks 1.7%
Caisse National De Credit Agricole Sponsored
   ADR 10.375% Series A (b)                                   70,000       1,785,000
R&B Falcon Corporation 13.875% Senior                            575         615,121
Superior Healthcare Management 7.75% Series A
   (Acquired 12/30/97; Cost $1,006,460) (b)                    1,000       1,009,270
------------------------------------------------------------------------------------
Total Preferred Stocks (Cost $3,555,299)                                   3,409,391
------------------------------------------------------------------------------------

Common Stocks 0.0%
OpTel, Inc. Non-Voting (Acquired 4/14/98;
   Cost $20,000) (b) (f)                                         500           2,500
------------------------------------------------------------------------------------
Total Common Stocks (Cost $20,000)                                             2,500
------------------------------------------------------------------------------------

Warrants 0.1%
MetroNet Communications Corporation Warrants,
   Expire 8/15/07                                                350          52,500
R&B Falcon Corporation Warrants,
   Expire 5/01/09 (b)                                            500         175,000
------------------------------------------------------------------------------------
Total Warrants (Cost $41,254)                                                227,500
------------------------------------------------------------------------------------

Short-Term Investments (a) 10.3%
Commercial Paper 0.7%
Interest Bearing, Due Upon Demand
Sara Lee Corporation, 5.76%                              $ 1,103,500       1,103,500
Warner Lambert Company, 5.76%                                 93,300          93,300
Wisconsin Electric Power Company, 5.76%                      202,700         202,700
                                                                         -----------
                                                                           1,399,500
Corporate Bonds 0.1%
ARA Services, Inc. Guaranteed Notes, 10.625%,
   Due 8/01/00                                               134,000         134,508

Repurchase Agreements 9.4%
ABN-AMRO Inc. (Dated 4/28/00), 5.78%,
   Due 5/01/00 (Repurchase proceeds
   $18,709,007); Collateralized by:
   U.S. Government & Agency Issues (d)                    18,700,000      18,700,000

                                                           Shares or
                                                           Principal       Value
                                                            Amount       (Note 2)
------------------------------------------------------------------------------------
United States Government Issues 0.1%
United States Treasury Bills,
   Due 6/15/00 thru 7/06/00 (c)                          $   135,000     $   133,840
------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $20,368,266)                           20,367,848
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
Total Investments in Securities (Cost $230,552,298) 114.1%               225,878,726
Other Assets and Liabilities, Net (14.1%)                                (27,999,615)
------------------------------------------------------------------------------------
Net Assets 100.0%                                                       $197,879,111
====================================================================================

FUTURES
-------------------------------------------------------------------------------

                                                  Underlying
                                     Expiration   Face Amount    Unrealized
                                        Date       at Value     Appreciation
-------------------------------------------------------------------------------
Purchased:
55   U.S. Treasury Bonds                6/00      $5,310,938      $129,532
 1   Ten-Year Japanese
     Government Bonds                   6/00       1,225,075        11,195

Sold:
63   Five-Year U.S. Treasury Notes      6/00       6,147,422        50,521
32   Ten-Year U.S Treasury Notes        6/00       3,102,500        28,457

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
-------------------------------------------------------------------------------

                                     Settlement                  Unrealized
                                        Date     Value in USD   Appreciation
------------------------------------------------------------------------------------
Sold:
4,800,000 EUR                          7/19/00    $4,400,374      $553,226
2,050,000 GBP                          7/19/00     3,181,272        67,978

SWAPS
-------------------------------------------------------------------------------
Open index rate swap contracts at April 30, 2000 consisted of the following:
-------------------------------------------------------------------------------

   Notional    Termination    Interest          Index        Unrealized
    Amount        Date          Sold            Bought      Depreciation
-------------------------------------------------------------------------------
  $5,000,000     7/31/00     1 mo. LIBOR    ERISA Eligible    $32,920
                                             Lehman CMBS*

* Lehman Brothers Investment Grade Index- Erisa Eligible Sub Index Collateralized Mortgage-Backed Securities Index Total Return Swap

WRITTEN OPTIONS ACTIVITY
-------------------------------------------------------------------------------

                                                    Contracts        Premiums
------------------------------------------------------------------------------------
Options outstanding at beginning of period              --           $     --
Options written during the period                      200             22,587
Options closed                                        (200)           (22,587)
Options expired                                         --                 --
Options exercised                                       --                 --
                                                      -----          ---------
Options outstanding at end of period                    --           $     --
                                                      =====          =========
Closed options resulted in a capital gain of $11,862.

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)        April 30, 2000 (Unaudited)
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
                            STRONG CORPORATE BOND FUND
------------------------------------------------------------------------------------
                                                           Shares or
                                                           Principal       Value
                                                            Amount       (Note 2)
------------------------------------------------------------------------------------
Corporate Bonds 80.4%
@Entertainment, Inc. Senior Discount Notes,
   Series B:
   Zero %, Due 2/01/09 (Rate Reset Effective
   2/01/04)                                              $10,100,000     $ 6,211,500
   Zero %, Due 7/15/08 (Rate Reset Effective
   7/15/03)                                                3,000,000       1,965,000
AES Ironwood LLC Senior Secured Bonds,
   8.857%, Due 11/30/25 (b)                                6,500,000       6,356,019
American Airlines, Inc. Pass-Thru Trust
   Certificates, Series 1999-1, Class C, 7.155%,
   Due 10/15/04                                            2,000,000       1,941,970
Apache Corporation Debentures, 7.375%,
   Due 8/15/47                                             9,000,000       7,885,782
Atlas Air, Inc. Pass-Thru Certificates:
   Series 1998-1, Class C, 8.01%, Due 1/02/10             10,596,681       9,944,190
   Series 1999-1, Class C, 8.77%, Due 7/02/12              1,913,979       1,835,516
Beaver Valley Funding Corporation Debentures,
   8.625%, Due 6/01/07 (c)                                 8,254,000       8,150,825
Bellsouth Capital Funding Corporation
   Debentures, 7.875%, Due 2/15/30                        13,100,000      13,209,634
CMS Panhandle Holding Company Senior
   Notes, 6.50%, Due 7/15/09                               6,000,000       5,312,964
CSC Holdings, Inc. Debentures, 7.625%,
   Due 7/15/18                                             9,800,000       8,500,618
CSC Holdings, Inc. Senior Debentures,
   7.875%, Due 2/15/18                                     4,500,000       4,009,032
CSC Holdings, Inc. Senior Notes:
   7.25%, Due 7/15/08                                      5,000,000       4,526,205
   7.875%, Due 12/15/07                                    1,810,000       1,703,127
   8.125%, Due 7/15/09                                     4,000,000       3,794,712
CalEnergy, Inc. Senior Bonds, 8.48%,
   Due 9/15/28 (c)                                        11,955,000      11,921,108
Capital One Floating Rate Subordinated
   Capital Income Securities, 7.5988%,
   Due 2/01/27 (b)                                         7,500,000       6,414,330
Cendant Corporation Notes, 7.75%,
   Due 12/01/03 (c)                                       13,420,000      13,234,697
Coastal Corporation Senior Debentures:
   7.42%, Due 2/15/37                                      5,036,000       4,513,288
   7.75%, Due 10/15/35                                     7,100,000       6,643,158
Colonial Capital I Securities, Series A, 8.92%,
   Due 1/15/27                                             2,600,000       2,382,648
Columbia/HCA Healthcare Corporation
   Debentures, 7.50%, Due 11/15/95                         4,500,000       3,351,375
Columbia/HCA Healthcare Corporation
   Notes, 8.36%, Due 4/15/24                               4,500,000       4,046,625
Continental Airlines, Inc. Pass-Thru Certificates,
   Series 1998-2B, 6.465%, Due 10/15/04                    2,732,912       2,565,671
Delta Air Lines, Inc. Debentures, 9.75%,
   Due 5/15/21                                             8,000,000       8,371,552
Delta Air Lines, Inc. Notes:
   7.90%, Due 12/15/09                                       910,000         845,614
   8.30%, Due 12/15/29                                     5,810,000       5,119,290
Delta Air Lines, Inc. Pass-Thru Certificates,
   Series 1992-B1, 9.375%, Due 9/11/07                     2,650,192       2,711,292
El Paso Electric Company First Mortgage
   Notes, Series E, 9.40%, Due 5/01/11 (c)                 5,998,000       6,222,937
Enron Corporation Notes, 6.95%, Due 7/15/28               14,205,000      12,149,479
First Nationwide Bank Subordinated
   Debentures, 10.00%, Due 10/01/06                        3,460,000       3,791,952
First Republic Bank Subordinated Notes, 7.75%,
   Due 9/15/12                                             5,610,000       4,762,279
Fresenius Medical Care Capital Trust II Guaranteed
   Preferred Securities, 7.875%, Due 2/01/08 (c)           7,000,000       6,177,500
GB Capital Trust Capital Securities, 10.25%,
   Due 1/15/27 (b)                                         3,000,000       3,191,250

                                                           Shares or
                                                           Principal       Value
                                                            Amount       (Note 2)
------------------------------------------------------------------------------------
GS Escrow Corporation Floating Rate Senior
   Notes, 7.0488%, Due 8/01/03 (c)                       $ 8,000,000     $ 7,636,360
GS Escrow Corporation Senior Notes:
   7.00%, Due 8/01/03                                     13,540,000      12,408,462
   7.125%, Due 8/01/05                                       500,000         439,146
Global Crossing Holdings, Ltd. Senior
   Notes, 9.125%, Due 11/15/06 (b)                         5,000,000       4,875,000
Global Crossing Holdings, Ltd. Senior Yankee
   Notes, 9.625%, Due 5/15/08                              7,500,000       7,387,500
Gulf Canada Resources, Ltd. Senior Yankee
   Notes, 8.375%, Due 11/15/05                             5,000,000       4,925,000
Homeside International, Inc. Senior Secured
   Second Priority Notes, Series B, 11.25%,
   Due 5/15/03                                             1,796,000       1,964,375
Imperial Capital Trust I Guaranteed Capital
   Securities, 9.98%, Due 12/31/26 (c)                     7,200,000       6,333,761
Imperial Tobacco Overseas BV Guaranteed Yankee
   Notes, 7.125%, Due 4/01/09                              7,500,000       6,569,865
Jones Intercable, Inc. Senior Notes:
   8.875%, Due 4/01/07                                     9,250,000       9,428,423
   9.625%, Due 3/15/02                                     4,490,000       4,600,800
KN Capital Trust I Pass-Thru Securities, 8.56%,
   Due 4/15/27                                             5,000,000       4,765,345
KN Energy, Inc. Senior Notes, 6.65%,
   Due 3/01/05                                             4,500,000       4,263,201
KPNQwest BV Senior Yankee Notes, 8.125%,
   Due 6/01/09                                            11,500,000      10,982,500
Korea Electric Power Company Yankee
   Debentures, 7.00%, Due 2/01/27                         15,000,000      13,680,930
Lenfest Commmunications, Inc. Senior
   Subordinated Notes, 10.50%, Due 6/15/06                 7,700,000       8,482,143
Liberty Media Corporation Senior
   Debentures, 8.25%, Due 2/01/30 (b)                      6,250,000       5,841,319
Lockheed Martin Corporation Bonds,
   8.50%, Due 12/01/29                                    23,140,000      22,810,579
Lockheed Martin Corporation Notes, 8.20%,
   Due 12/01/09                                            2,735,000       2,681,651
MCI Worldcom, Inc. Senior Notes, 7.75%,
   Due 4/01/27                                             2,000,000       2,000,802
MetroNet Communications Corporation
   Senior Discount Yankee Notes:
   Zero %, Due 11/01/07 (Rate Reset Effective
   11/01/02)                                               1,500,000       1,266,291
   Zero %, Due 6/15/08 (Rate Reset Effective
   6/15/03)                                               11,000,000       8,675,975
MetroNet Communications Corporation
   Senior Yankee Notes:
   10.625%, Due 11/01/08                                  19,680,000      21,844,131
   12.00%, Due 8/15/07                                     4,950,000       5,573,408
Midwest Energy, Inc. Senior Notes, 8.70%,
   Due 10/15/09 (b)                                        9,000,000       8,984,727
News America Holdings, Inc. Debentures, 7.90%,
   Due 12/01/95 (c)                                        6,175,000       5,096,826
Noble Drilling Corporation Senior Notes, 7.50%,
   Due 3/15/19                                             7,710,000       7,174,463
Northrop Grumman Corporation Notes, 7.00%,
   Due 3/01/06                                             4,000,000       3,720,744
Occidental Petroleum Corporation Senior Notes:
   6.50%, Due 4/01/05                                      4,000,000       3,711,144
   7.65%, Due 2/15/06                                      6,080,000       5,931,089
   8.45%, Due 2/15/29                                      8,125,000       8,011,924
PSEG Energy Holdings, Inc. Senior Notes,
   9.125%, Due 2/10/04 (b)                                 3,500,000       3,447,500
Park Place Entertainment Corporation
   Senior Notes:
   7.00%, Due 7/15/04                                      3,600,000       3,337,931
   7.95%, Due 8/01/03                                      9,000,000       8,738,379
   8.50%, Due 11/15/06                                     5,000,000       4,811,220


18

------------------------------------------------------------------------------------
                       STRONG CORPORATE BOND FUND (continued)
------------------------------------------------------------------------------------
                                                           Shares or
                                                           Principal       Value
                                                            Amount       (Note 2)
------------------------------------------------------------------------------------
Petroleos Mexicanos Guaranteed Notes, 8.85%,
   Due 9/15/07                                           $ 2,500,000     $ 2,431,250
Pioneer Natural Resources Company Senior
   Notes, 6.50%, Due 1/15/08                               2,000,000       1,699,678
Qwest Communications International, Inc.
   Senior Notes, Series B, 10.875%, Due 4/01/07           10,125,000      10,831,867
Raytheon Company Notes:
   8.20%, Due 3/01/06 (b)                                  8,750,000       8,741,241
   8.30%, Due 3/01/10 (b)                                  8,750,000       8,639,575
Riggs Capital Trust Preferred Securities,
   Series A, 8.625%, Due 12/31/26                         16,420,000      13,278,509
Riggs Capital Trust II Preferred Securities,
   Series B, 8.875%, Due 3/15/27                           1,185,000         983,746
Rogers Cablesystems, Ltd. Senior Secured Second
   Priority Notes, Series B, 10.00%, Due 3/15/05           4,750,000       4,963,750
Saks, Inc. Guaranteed Notes, 7.00%, Due 7/15/04            7,000,000       6,177,486
Seagull Energy Corporation Senior
   Notes, 7.875%, Due 8/01/03                              6,000,000       5,850,000
Stop & Shop Companies, Inc. Senior
   Subordinated Notes, 9.75%, Due 2/01/02                 12,100,000      12,467,005
Telefonica de Argentina SA Medium-Term
   Notes, 9.125%, Due 5/07/08 (b)                         15,000,000      14,287,500
Tenet Healthcare Corporation Senior Notes:
   7.875%, Due 1/15/03                                     2,500,000       2,443,750
   8.625%, Due 12/01/03                                    3,000,000       2,919,144
Texas Utilities Company Senior Floating Rate
   Notes, Series E, 6.50%, Due 8/16/04
   (Remarketing Date 8/16/02) (c)                         11,250,000      11,097,214
Time Warner Entertainment Company LP
   Senior Notes, 10.15%, Due 5/01/12                       5,265,000       6,095,222
Time Warner, Inc. Debentures, 9.15%,
   Due 2/01/23                                             4,000,000       4,341,836
Tosco Corporation First Mortgage Bonds,
   Series B, 9.625%, Due 3/15/02                           6,000,000       6,147,888
Tosco Corporation Notes, 8.125%, Due 2/15/30              10,640,000      10,244,618
Tricon Global Restaurants, Inc. Senior Notes:
   7.45%, Due 5/15/05                                      7,300,000       6,704,079
   7.65%, Due 5/15/08                                     14,340,000      12,730,407
Triton Energy, Ltd./Triton Energy Corporation
   Senior Notes, 8.75%, Due 4/15/02                        4,800,000       4,776,000
USX-Marathon Group Debentures, 9.125%,
   Due 1/15/13                                             2,000,000       2,109,347
USX-Marathon Group Notes, 6.85%,
   Due 3/01/08                                             6,850,000       6,310,117
Ultramar Diamond Shamrock Corporation
   Senior Notes, 7.20%, Due 10/15/17 (c)                   6,000,000       5,337,816
United Air Lines, Inc. Debentures, Series A,
   10.67%, Due 5/01/04                                     6,305,000       6,615,685
United Air Lines Pass-Thru Trust Certificates,
   Series 1995-A1, 9.02%, Due 4/19/12                      5,283,292       5,358,288
United International Holdings, Inc. Senior
   Secured Discount Notes, Series B, Zero %,
   Due 2/15/08 (Rate Reset Effective 2/15/03)             12,350,000       8,089,250
United Mexican States Yankee Bonds,
   11.375%, Due 9/15/16                                   15,500,000      17,577,000
United Pan-Europe Communications NV Senior
   Notes, Series B, 11.25%, Due 2/01/10 (b)                2,000,000       1,870,000
United Pan-Europe Communications NV Senior
   Yankee Notes, 10.875%, Due 11/01/07 (b)                 5,000,000       4,575,000
Univision Network Holding LP Subordinated
   Notes, 7.00%, Due 12/17/02 (c)                          7,855,000      10,368,600
Washington Mutual, Inc. Subordinated
   Notes, 8.25%, Due 4/01/10                               8,650,000       8,529,514

                                                           Shares or
                                                           Principal       Value
                                                            Amount       (Note 2)
------------------------------------------------------------------------------------
Waste Management, Inc. Senior Notes, 6.50%,
   Due 12/15/02                                          $10,605,000     $ 9,711,879
YPF Sociedad Anonima Yankee Notes, 7.75%,
   Due 8/27/07                                             8,520,000       8,148,808
------------------------------------------------------------------------------------
Total Corporate Bonds (Cost $719,986,430)                                688,619,122
------------------------------------------------------------------------------------

Convertible Bonds 0.2%
CUC International, Inc. Subordinated
   Notes, 3.00%, Due 2/15/02                               2,000,000       1,840,000
------------------------------------------------------------------------------------
Total Convertible Bonds (Cost $1,844,967)                                  1,840,000
------------------------------------------------------------------------------------

Municipal Bonds 0.9%
New Jersey Economic Development Bonds,
   Series B, Zero %, Due 2/15/14                          21,500,000       7,688,400
------------------------------------------------------------------------------------
Total Municipal Bonds (Cost $7,414,325)                                    7,688,400
------------------------------------------------------------------------------------

Non-Agency Mortgage &
   Asset-Backed Securities 12.3%
BCF LLC Mortgage Pass-Thru Certificates, Series
   1997-R2, Class 3-A1, 7.00%, Due 12/25/35 (b)              977,391         973,682
Bear Stearns Mortgage Securities, Inc. Mortgage
   Pass-Thru Certificates, Series 1995-1,
   Class 2-P, Principal Only, Due 7/25/10 (c)                489,116         394,763
Chase Credit Card Master Trust Floating
   Rate Asset-Backed Notes, Series 2000-2,
   Class A, 6.23%, Due 3/17/03                            25,000,000      25,000,000
Chase Mortgage Finance Trust Multiclass
   Mortgage Pass-Thru Certificates:
   Series 1999-S8, Class B2, 6.75%, Due 7/25/29            2,479,334       2,112,554
   Series 1999-S11, Class B2, 6.75%, Due 9/25/29           1,590,121       1,354,202
Citicorp Mortgage Securities, Inc. Pass-Thru
   Certificates, Series 1999-7, Class B-2, 7.00%,
   Due 9/25/29                                             1,114,676         967,667
Commercial Trust I Lease-Backed Certificates,
   Series 1993-K-A, Class A2, 7.63%,
   Due 12/15/13 (b)                                        8,441,298       6,999,440
DLJ Mortgage Acceptance Corporation Variable
   Rate Multi-Family Mortgage Pass-Thru
   Certificates, Series 1993-MF10, Class A-1,
   Interest Only, 0.80%, Due 7/15/03                      30,166,471          37,708
DLJ Mortgage Acceptance Corporation Variable
   Rate Trust Certificates, Series 1997-E,
   Class A, 7.55%, Due 12/28/26 (b)                        5,383,473       4,742,516
Discover Card Master Trust I Floating Rate
   Credit Card Asset-Backed Certificates,
   Series 2000-3, Class A, 6.2525%, Due 9/15/05           25,000,000      24,980,750
FMAC Loan Receivables Trust Notes, Series
   1997-C, Class B, 7.15%, Due 12/15/19 (b)                7,239,000       6,334,125
Golden National Mortgage Asset-Backed
   Certificates, Series 1998-GNI, Class M-2,
   8.02%, Due 2/25/27                                      6,000,000       5,796,450
Mid State Trust Virgin Islands Asset-Backed
   Notes, Series 6, Class A-2, 7.40%, Due 7/01/35          2,738,322       2,604,828
Norwest Asset Securities Corporation Mortgage
   Pass-Thru Certificates, Series 1998-23,
   Class B-3, 6.75%, Due 10/25/28                          3,544,284       3,039,525
Resolution Trust Corporation Mortgage Pass-Thru
   Securities, Inc. Commercial Mortgage
   Certificates, Series 1995-C1, Class D, 6.90%,
   Due 2/25/27                                            12,000,000      11,677,560
Ryland Mortgage Securities Corporation III
   Variable Rate Collateralized Mortgage Bonds,
   Series 1992-C, Class 3-A, 11.7264%,
   Due 11/25/30                                               32,690          32,574


                                                                              19

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)        April 30, 2000 (Unaudited)
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
                            STRONG CORPORATE BOND FUND (continued)
------------------------------------------------------------------------------------
                                                           Shares or
                                                           Principal       Value
                                                            Amount       (Note 2)
------------------------------------------------------------------------------------
Salomon Brothers Mortgage Securities VII, Inc.
   Mortgage Pass-Thru Certificates, Series
   1997-A, Class B-3, 7.3887%, Due 10/01/25 (b)          $ 4,530,600     $ 3,651,392
Sutter CBO, Ltd./Sutter CBO Corporation Notes,
   Series 1999-1, Class B1, 9.942%,
   Due 11/30/14 (b)                                        5,000,000       4,771,900
------------------------------------------------------------------------------------
Total Non-Agency Mortgage &
   Asset-Backed Securities (Cost $109,868,871)                           105,471,636
------------------------------------------------------------------------------------

United States Government &
   Agency Issues 0.1%
FHLMC Participation Certificates:
   14.00%, Due 9/01/12 (c)                                    17,027          19,246
   14.75%, Due 3/01/10 (c)                                     8,166           9,261
FNMA Guaranteed Real Estate Mortgage
   Investment Conduit Pass-Thru Certificates,
   13.50%, Due 4/01/11 (c)                                    40,813          45,609
GNMA Guaranteed Pass-Thru Certificates,
   15.00%, Due 8/15/11 thru 10/15/12 (c)                      59,855          70,350
Small Business Administration Guaranteed Loan
   Pool #40013, Interest Only Strips, 2.419%,
   Due 9/30/17 (c)                                         3,216,604         152,788
------------------------------------------------------------------------------------
Total United States Government &
   Agency Issues (Cost $1,389,331)                                           297,254
------------------------------------------------------------------------------------

Options 0.0%
MCI Worldcom, Inc. Call Options: (Strike price
   is $100. Expiration date is 6/20/03.)                  25,000,000         187,500
------------------------------------------------------------------------------------
Total Options (Cost $562,500)                                                187,500
------------------------------------------------------------------------------------

Preferred Stocks 3.3%
Caisse National De Credit Agricole Sponsored
   ADR 10.375% Series A (b)                                  400,000      10,200,000
Centaur Funding Corporation 9.08% Series B (b)                 5,360       5,594,500
Golden State Bancorp, Inc. 9.125% Exchangeable
   Series A                                                  100,000       2,225,000
Parmalat Capital Finance 8.3588% Series B                    253,000       5,819,000
Webster Capital Corporation 7.375% Series A                    5,000       5,040,600
------------------------------------------------------------------------------------
Total Preferred Stocks (Cost $31,152,717)                                 28,879,100
------------------------------------------------------------------------------------

Foreign Preferred Stocks 0.1%
Magna International, Inc. 8.65% Series A                      40,000         631,799
------------------------------------------------------------------------------------
Total Foreign Preferred Stocks (Cost $619,109)                               631,799
------------------------------------------------------------------------------------

Short-Term Investments (a) 1.0%
Commercial Paper 0.4%
Interest Bearing, Due Upon Demand
Sara Lee Corporation, 5.76%                               $2,047,900       2,047,900
Warner Lambert Company, 5.76%                                836,500         836,500
Wisconsin Electric Power Company, 5.76%                      156,700         156,700
                                                                        ------------
                                                                           3,041,100
Corporate Bonds 0.5%
ARA Services, Inc. Guaranteed Notes, 10.625%,
   Due 8/01/00                                             4,355,000       4,371,523

United States Government Issues 0.1%
United States Treasury Bills,
   Due 7/20/00 thru 7/27/00 (c)                              450,000         444,343
------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $7,872,089)                             7,856,966
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
Total Investments in Securities (Cost $880,710,339) 98.3%                841,471,777
Other Assets and Liabilities, Net 1.7%                                    14,925,072
------------------------------------------------------------------------------------
Net Assets 100.0%                                                       $856,396,849
====================================================================================

FUTURES
-------------------------------------------------------------------------------

                                                  Underlying     Unrealized
                                     Expiration   Face Amount   Appreciation
                                        Date       at Value    (Depreciation)
-------------------------------------------------------------------------------
Purchased:
 170 Two-Year U.S. Treasury Notes       6/00      $33,529,844    ($ 83,066)
  44 U.S. Treasury Bonds                6/00        4,248,750        9,813

Sold:
  20 five-year u.S. Treasury notes      6/00        1,951,563       24,900
 395 ten-Year U.S Treasury Notes        6/00       38,296,484      178,340

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
-------------------------------------------------------------------------------

                                     Settlement                   Unrealized
                                        Date      Value in USD   Appreciation
-------------------------------------------------------------------------------
Sold:
748,000 CAD                            6/16/00      $506,076        $5,220

SWAPS
-------------------------------------------------------------------------------
Open index rate swap contracts at April 30, 2000 consisted of the following:
-------------------------------------------------------------------------------

  Notional     Termination    Interest          Index          Unrealized
   Amount         Date          Sold            Bought        Depreciation
-------------------------------------------------------------------------------
$25,000,000      6/01/00     1 mo. LIBOR    Lehman Brothers     $535,664
                                                 Baa

 20,000,000      7/31/00     1 mo. LIBOR    ERISA Eligible       131,680
                                             Lehman CMBS*

 50,000,000      1/01/01     1 mo. LIBOR    Lehman Brothers      995,606
                                                 Baa

* Lehman Brothers Investment Grade Index- Erisa Eligible Sub Index Collateralized Mortgage-Backed Securities Index Total Return Swap


------------------------------------------------------------------------------------
                         STRONG GOVERNMENT SECURITIES FUND
------------------------------------------------------------------------------------
                                                           Shares or
                                                           Principal       Value
                                                            Amount       (Note 2)
------------------------------------------------------------------------------------
United States Government &
   Agency Issues 89.1%
FHA Insured Project Loan #956-55054, 2.93%,
   Due 11/01/12                                          $ 3,533,603     $ 2,769,461
FHLMC Guaranteed Multiclass Variable Rate
   Mortgage Participation Certificates:
   Pool #611023, 7.378%, Due 10/01/26                      8,788,991       9,000,454
   Pool #786210, 7.054%, Due 1/01/26                       2,890,852       2,933,574
   Pool #865496, 7.525%, Due 5/01/26                       2,427,088       2,442,117
   Series 1539, Class FB, 5.667%, Due 6/15/05                788,410         786,930
FHLMC Notes, 6.875%, Due 1/15/05                           5,770,000       5,685,481
FHLMC Participation Certificates:
   5.50%, Due 12/15/08                                     2,813,787       2,783,975
   6.05%, Due 6/25/14 (c)                                 13,515,030      13,428,331
   6.25%, Due 9/15/22 (c)                                  6,305,000       5,903,907
   6.59%, Due 6/25/12                                      2,266,883       2,257,600
   6.775%, Due 11/01/03 (c)                                6,079,723       5,992,357
   7.00%, Due 5/01/03 thru 1/25/21 (e)                    35,411,086      34,604,432
   7.20%, Due 10/01/06                                    10,118,840       9,957,545
   7.25%, Due 7/01/08                                        724,742         723,049
   7.26%, Due 6/01/06                                      6,618,233       6,548,742
   7.625%, Due 8/25/22                                       268,650         267,615
   8.00%, Due 7/01/08 thru 2/01/17                         4,466,637       4,455,481
   8.50%, Due 10/01/05 thru 6/01/17 (c)                   20,551,300      20,906,419
   9.00%, Due 9/15/05 thru 4/01/17                         7,161,555       7,324,529
   9.30%, Due 7/15/21                                      2,814,380       2,884,135
   9.50%, Due 4/01/07 thru 4/01/25                         6,578,043       6,872,026
   9.75%, Due 8/01/02                                        341,246         348,789
   10.00%, Due 10/01/05 thru 6/01/20                       2,077,734       2,162,196


20


------------------------------------------------------------------------------------
                   STRONG GOVERNMENT SECURITIES FUND (continued)
------------------------------------------------------------------------------------
                                                           Shares or
                                                           Principal       Value
                                                            Amount       (Note 2)
------------------------------------------------------------------------------------
   10.50%, Due 6/01/04 thru 8/01/20                      $ 3,985,247     $ 4,257,011
   11.75%, Due 10/01/15                                       57,994          62,879
   12.00%, Due 11/01/15                                       24,085          26,450
   12.25%, Due 7/01/15 thru 12/01/15                         204,867         224,756
   12.50%, Due 10/01/09 thru 1/01/15                         127,147         140,425
   13.00%, Due 7/01/14                                        43,903          49,012
   13.75%, Due 5/01/02                                        23,945          24,917
   14.00%, Due 6/01/11 thru 4/01/16                          360,447         406,042
   14.50%, Due 3/01/11 thru 12/01/11                           6,354           7,209
   14.75%, Due 8/01/11 thru 4/01/13                            5,089           5,768
   15.00%, Due 8/01/11                                        23,621          26,987
   16.00%, Due 6/01/12                                         6,110           7,120
FNMA Guaranteed Real Estate Mortgage
   Investment Conduit Pass-Thru Certificates:
   5.00%, Due 7/01/06 (c)                                 55,752,874      50,804,806
   5.60%, Due 5/01/04 thru 11/01/05                        1,955,240       1,841,215
   6.00%, Due 1/25/39                                        337,975         332,379
   6.09%, Due 1/01/03                                     12,460,130      12,006,965
   6.125%, Due 11/25/03                                      868,444         858,911
   6.30%, Due 12/25/15                                     2,768,390       2,651,540
   6.32%, Due 8/15/08 (c)                                 11,500,000      10,624,908
   6.49%, Due 12/25/25                                     6,829,199       6,758,551
   6.50%, Due 6/18/27 thru 8/01/28 (c)                    30,717,192      28,298,534
   6.53%, Due 7/01/02                                      2,369,371       2,316,723
   7.00%, Due 9/01/07 thru 6/25/22 (c)                    21,672,622      21,110,945
   7.11%, Due 10/01/09                                     4,981,437       4,809,330
   7.17%, Due 10/01/09                                     4,340,688       4,206,348
   7.18%, Due 10/01/09                                     3,439,629       3,335,194
   7.50%, Due 7/01/03 thru 3/25/30 (c) (e)                90,653,856      89,228,172
   8.00%, Due 4/01/17 thru 11/01/26                       27,404,795      27,478,950
   8.25%, Due 1/25/06                                        944,838         949,936
   8.40%, Due 2/25/09 (c)                                 18,741,936      18,974,795
   8.50%, Due 7/01/10 thru 5/01/26 (c)                    28,257,643      28,761,120
   8.55%, Due 8/25/26                                      2,552,049       2,591,938
   8.75%, Due 1/01/10                                        873,836         897,179
   9.00%, Due 9/01/21 thru 11/01/21                        5,668,950       5,851,819
   9.25%, Due 4/25/18                                        949,999         990,049
   9.40%, Due 10/25/19                                     3,456,994       3,580,801
   9.50%, Due 6/01/05 thru 7/01/28 (c)                    11,983,175      12,537,866
   10.00%, Due 4/01/20                                     1,828,755       1,935,186
   11.00%, Due 2/01/19                                     1,745,191       1,919,950
   11.50%, Due 2/01/19                                       971,099       1,068,137
   11.75%, Due 12/01/10                                       77,713          85,042
   12.00%, Due 1/01/16 thru 2/01/19                        1,615,160       1,786,959
   12.25%, Due 7/01/14                                        19,289          20,998
   12.50%, Due 2/01/11                                       114,989         127,754
   13.25%, Due 4/01/12                                         3,123           3,541
   13.50%, Due 1/01/12                                         4,203           4,691
   13.75%, Due 10/01/10                                        5,974           6,571
   14.00%, Due 1/01/12 thru 11/01/14                          65,072          71,814
   14.25%, Due 12/01/14                                       32,244          35,699
   14.50%, Due 1/01/12                                         6,127           6,812
   14.75%, Due 3/01/12                                        85,965          99,783
   15.00%, Due 10/01/12                                        9,755          10,976
   15.50%, Due 10/01/12                                        7,046           7,976
FNMA Guaranteed Real Estate Mortgage
   Investment Conduit Pass-Thru Certificates,
   Pool #313629, 8.50%, Due 11/01/02                         321,509         324,415
FNMA Guaranteed Real Estate Mortgage
   Investment Conduit Variable Rate Certificates:
   Pool #54844, 6.102%, Due 9/01/27 (c)                   13,076,635      12,720,716
   Pool #66414, 6.798%, Due 9/01/28 (c)                    9,916,990      10,198,234
   Pool #70279, 6.626%, Due 4/01/19                          773,935         789,196
   Pool #70843, 6.321%, Due 4/01/20                        1,519,945       1,526,907
   Pool #92068, 7.215%, Due 1/01/18                          683,408         706,383
   Pool #109031, 6.695%, Due 8/01/05                      10,000,000       9,578,428
   Pool #110238, 6.334%, Due 1/01/16                       3,405,188       3,418,455
   Pool #124013, 7.114%, Due 10/01/21                      1,132,479       1,173,303

                                                           Shares or
                                                           Principal       Value
                                                            Amount       (Note 2)
------------------------------------------------------------------------------------
   Pool #176367, 7.063%, Due 4/01/15                     $ 1,534,986     $ 1,570,470
   Pool #181826, 7.085%, Due 10/01/22                        594,840         616,377
   Pool #201427, 7.72%, Due 1/01/23                        1,115,141       1,152,934
   Pool #323127, 6.814%, Due 8/01/15 (c)                  15,995,999      15,826,121
   Pool #380317, 6.292%, Due 5/01/05 (c)                   9,209,936       8,702,646
   Pool #380727, 6.07%, Due 10/01/08                       6,731,493       6,249,650
   Pool #457277, 7.373%, Due 10/01/27                     21,323,759      21,591,212
   Pool #530074, 6.892%, Due 3/01/30                       5,098,698       4,969,836
   Pool #534738, 7.247%, Due 5/01/27 (c)                   6,717,267       6,889,430
   Series 1997-M4, Class C, 7.2984%,
   Due 8/17/18                                             5,683,000       5,541,522
   Series 1998-M6, Class A, 7.3938%,
   Due 8/17/03                                               288,080         288,161
   Series 1999-W6, Class A, 9.0902%,
   Due 9/25/28                                            11,147,240      11,509,525
FNMA Guaranteed Real Estate Mortgage
   Investment Conduit Variable Rate Mortgage
   Securities, 6.10%, Due 3/01/18                          2,560,609       2,495,343
FNMA Medium-Term Notes:
   5.75%, Due 2/03/04                                      4,050,000       3,844,264
   6.05%, Due 4/17/03                                      4,812,000       4,661,731
FNMA Notes, 7.25%, Due 1/15/10                            35,850,000      35,758,439
FNMA Stripped Mortgage-Backed Securities:
   Series B, Class B-1, 6.00%, Due 5/01/09                 2,034,134       1,967,681
   Series C, Class C-1, 6.00%, Due 5/01/09                 1,774,293       1,716,192
   Series K, Class K-1, 6.00%, Due 11/01/08               10,399,841      10,129,767
FNMA Stripped Mortgage-Backed Securities,
   Interest Only Custodial Receipts, Series 161,
   Class 2, 8.50%, Due 7/25/22                             3,075,964         924,571
Federal Agricultural Mortgage Corporation
   Guaranteed Mortgage Variable Rate
   Pass-Thru Certificates:
   Series BA-1001, Class 1, 7.013%, Due 1/25/03            2,695,466       2,644,926
   Series CS-1001, Class 1, 7.185%, Due 7/25/01            1,999,536       1,984,540
   Series CS-1004, Class 1, 7.11%, Due 1/25/02             4,534,326       4,503,176
   Series CS-1010, Class 1, 7.436%, Due 7/25/02            7,067,962       7,045,911
   Series GS-1001, Class 1, 7.023%, Due 1/25/08            1,235,323       1,203,279
   Series GS-1002, Class 1, 6.71%, Due 7/25/08               434,532         419,189
GNMA Guaranteed Pass-Thru Certificates:
   8.00%, Due 6/01/10 thru 12/25/29 (c) (e)               76,675,000      76,851,188
   8.35%, Due 4/15/20                                     15,801,305      16,086,302
   8.40%, Due 5/15/20                                      8,390,443       8,558,926
   9.00%, Due 12/15/06 thru 12/15/09 (c)                   8,139,152       8,372,900
   12.50%, Due 4/15/19                                     2,115,618       2,373,076
   13.00%, Due 12/15/10 thru 11/15/14                        310,451         349,323
   13.50%, Due 7/15/10 thru 10/15/12                          81,817          93,480
   14.00%, Due 4/15/12 thru 12/20/14                          84,901          96,447
   14.50%, Due 9/15/12 thru 11/15/12                         186,583         213,389
   15.00%, Due 1/15/12 thru 9/15/12                           88,060         102,369
   16.00%, Due 4/15/12                                         9,246          10,612
GNMA Guaranteed Variable Rate
   Pass-Thru Certificates:
   Pool #8333, 6.375%, Due 3/20/18                           915,183         923,969
   Pool #8489, 6.375%, Due 4/20/19                           204,173         205,635
   Pool #8678, 6.75%, Due 8/20/20                          6,864,873       6,914,194
   Pool #8714, 7.125%, Due 11/20/20                        5,247,019       5,327,932
HHS Project Loan, 7.83%, Due 11/01/01                        929,878         939,177
Small Business Administration Guaranteed
   Loan Interest Only Custodial Receipts:
   Series 1992-6A, 2.473%, Due 10/15/17                   24,935,927       1,090,947
   Series 1993-1A, 2.5312%, Due 2/15/18                   19,733,944         851,125
USGI FHA Insured Project Pool #2040,
   3.025%, Due 11/01/06                                    4,765,107       4,345,206
United States Department of Veterans
   Affairs Guaranteed Real Estate Mortgage
   Investment Conduit Pass-Thru Certificates -
   Vendee Mortgage Trust:
   Series 1992-1, Class 2J, 7.75%, Due 3/15/05            11,801,000      11,836,462
   Series 1995-1, Class 3I, 8.00%, Due 4/15/06            10,000,000      10,085,750


                                                                              21

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)        April 30, 2000 (Unaudited)
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
STRONG GOVERNMENT SECURITIES FUND (contined)
------------------------------------------------------------------------------------

                                                           Shares or
                                                           Principal       Value
                                                            Amount       (Note 2)
------------------------------------------------------------------------------------
United States Department of Veterans
   Affairs Guaranteed Real Estate Mortgage
   Investment Conduit Variable Rate Pass-Thru
   Certificates - Vendee Mortgage Trust:
   Series 1995-1, Class 4, 8.8519%, Due 2/15/25          $ 6,128,236  $    6,321,181
   Series 1995-2, Class 3, 8.7925%,
   Due 6/15/25 (c)                                        14,167,851      14,802,590
United States Treasury Bonds:
   6.00%, Due 2/15/26                                     41,630,000      40,498,205
   6.125%, Due 11/15/27 (c)                               13,125,000      13,001,953
   6.125%, Due 8/15/29                                    27,130,000      27,206,317
   6.50%, Due 11/15/26                                     5,000,000       5,189,065
   6.75%, Due 8/15/26                                     10,000,000      10,693,750
   6.875%, Due 8/15/25 (c)                                15,300,000      16,552,688
   7.875%, Due 2/15/21 (c)                                10,900,000      12,879,037
   8.75%, Due 5/15/17                                      5,500,000       6,873,284
   9.25%, Due 2/15/16 (c)                                 17,700,000      22,799,813
   11.75%, Due 2/15/10                                     8,900,000      10,705,036
United States Treasury Notes:
   5.875%, Due 11/15/04                                   27,950,000      27,225,061
   6.125%, Due 8/15/07                                     3,950,000       3,868,531
   6.50%, Due 10/15/06                                     3,745,000       3,739,150
   6.50%, Due 2/15/10                                      2,820,000       2,877,283
------------------------------------------------------------------------------------
Total United States Government &
   Agency Issues (Cost $1,108,249,388)                                 1,090,772,867
------------------------------------------------------------------------------------

Corporate Bonds 4.8%
Atlas Air, Inc. Pass-Thru Certificates, Series
   1998-1, Class B, 7.68%, Due 1/02/14 (c)                 9,711,806       8,973,174
Bank United Medium-Term Bank Notes,
   Tranche 00001, 8.00%, Due 3/15/09                       5,000,000       4,439,795
GS Escrow Corporation Senior Notes, 7.00%,
   Due 8/01/03 (c)                                        19,400,000      17,778,742
International Bank for Reconstruction and
   Development Unsubordinated Yankee Notes,
   7.00%, Due 1/27/05                                      8,300,000       8,218,710
Riggs Capital Trust Preferred Securities,
   Series A, 8.625%, Due 12/31/26 (c)                      9,490,000       7,674,364
United Air Lines, Inc. Debentures, 10.25%,
   Due 7/15/21                                            10,735,000      11,372,197
------------------------------------------------------------------------------------
Total Corporate Bonds (Cost $65,783,939)                                  58,456,982
------------------------------------------------------------------------------------

MUNICIPAL BONDS 0.3%
Arkansas Development Finance Authority GNMA
   Guaranteed Bonds, 9.75%, Due 11/15/14                   3,100,000       3,517,818
------------------------------------------------------------------------------------
Total Municipal Bonds (Cost $3,753,910)                                    3,517,818
------------------------------------------------------------------------------------

Non-Agency Mortgage &
   Asset-Backed Securities 12.4%
ABN AMRO Mortgage Corporation Mortgage
   Pass-Thru Certificates:
   Series 1999-6, Class B-2, 7.00%, Due 9/25/29            1,790,141       1,554,729
   Series 1999-8, Class B-2, 7.75%, Due 12/25/29           1,184,732       1,089,533
Bank of America Mortgage Securities, Inc.
   Mortgage Pass-Thru Certificates:
   Series 1999-12, Class B3, 7.50%, Due 12/25/29           1,010,151         913,353
   Series 2000-1, Class B3, 7.50%, Due 2/25/30             1,459,927       1,313,993
Citicorp Mortgage Securities, Inc. Real Estate
   Mortgage Investment Conduit Pass-Thru
   Certificates, Series 1999-3, Class B2, 6.50%,
   Due 5/25/29                                             1,343,016       1,199,497
Community Program Loan Trust Bonds,
   Series 1987-A, Class A5, 4.50%, Due 4/01/29             2,480,000       1,753,831
DLJ Commercial Mortgage Corporation
   Commercial Mortgage Pass-Thru Certificates,
   Series 1999-CG3, Class A-1B, 7.34%,
   Due 9/10/09                                             2,510,000       2,448,944

                                                           Shares or
                                                           Principal       Value
                                                            Amount       (Note 2)
------------------------------------------------------------------------------------
GE Capital Mortgage Services, Inc. Mortgage
   Pass-Thru Certificates:
   Series 1999-3, Class B2, 6.50%, Due 5/25/29           $ 2,225,123  $    1,862,906
   Series 1999-20, Class B2, 7.25%, Due 12/25/29           1,540,419       1,365,019
Norwest Asset Securities Corporation Mortgage
   Pass-Thru Certificates:
   Series 1999-18, Class B3, 6.50%, Due 7/25/29            2,949,793       2,463,859
   Series 1999-20, Class B3, 6.75%, Due 8/25/29            2,530,873       2,155,558
   Series 1999-23, Class B3, 7.00%, Due 10/25/29           1,120,726         973,289
   Series 1999-26, Class B3, 7.25%, Due 12/25/29           1,142,652       1,012,190
Residential Funding Mortgage Securities I, Inc.
   Mortgage Pass-Thru Certificates:
   Series 1999-S18, Class M3, 7.00%, Due 8/25/29           1,651,511       1,435,006
   Series 1999-S23, Class M3, 7.25%, Due 11/25/29          1,537,496      1,362,183
   Series 1999-S24, Class M3, 7.50%, Due 12/25/29          1,175,482      1,061,419
   Series 2000-S1, Class M3, 7.50%, Due 1/25/30            1,416,444       1,278,107
Student Loan Marketing Association Student
   Loan Trust Floating Rate Securities:
   Series 1995-1, Class A1, 6.357%, Due 4/25/04            1,531,276       1,528,436
   Series 1996-1, Class A1, 6.342%, Due 7/26/04           11,202,462      11,173,391
   Series 1996-3, Class A1, 6.272%, Due 10/25/04          27,763,861      27,629,346
   Series 1996-4, Class A1, 6.262%, Due 7/25/04            9,439,263       9,392,586
   Series 1997-1, Class A1, 6.242%, Due 10/25/05           5,552,598       5,518,810
   Series 1997-3, Class A1, 6.382%, Due 4/25/06           30,253,002      30,137,284
   Series 1998-1, Class A-1, 6.492%,
   Due 1/25/07 (c)                                        26,581,232      26,556,645
   Series 1998-2, Class A1, 6.462%, Due 4/25/07            9,780,105       9,731,449
   Series 1999-2, Class A1L, 6.39%, Due 7/25/04            4,479,451       4,481,399
------------------------------------------------------------------------------------
Total Non-Agency Mortgage &
   Asset-Backed Securities (Cost $151,677,296)                           151,392,762
------------------------------------------------------------------------------------

Options 0.0%
MCI Worldcom, Inc. Call Options: (Strike price
   is $100. Expiration date is 6/20/03.)                  25,000,000         187,500
United States Treasury 10 Year Call Options:
   (Strike Price is $101. Expiration date is
   5/19/00)                                                  200,000           3,125
United States Treasury 10 Year Put Options:
   (Strike Price is $90. Expiration date is 5/19/00)         200,000           3,125
   (Strike Price is $93. Expiration date is 5/19/00)         200,000           3,125
   (Strike Price is $94. Expiration date is 5/19/00)         250,000          11,719
   (Strike Price is $96. Expiration date is 5/19/00)         600,000         178,125
   (Strike Price is $97. Expiration date is 5/19/00)         200,000         134,375
------------------------------------------------------------------------------------
Total Options (Cost $849,981)                                                521,094
------------------------------------------------------------------------------------

Preferred Stocks 1.0%
Centaur Funding Corporation 9.08% Series B (b)                12,135      12,665,906
------------------------------------------------------------------------------------
Total Preferred Stocks (Cost $12,213,251)                                 12,665,906
------------------------------------------------------------------------------------

Short-Term Investments (a) 5.5%
Commercial Paper 0.5%
Interest Bearing, Due Upon Demand
Sara Lee Corporation, 5.76%                              $ 3,983,400       3,983,400
Warner Lambert Company, 5.76%                              1,320,500       1,320,500
Wisconsin Electric Power Company, 5.76%                    1,001,900       1,001,900
                                                                        ------------
                                                                           6,305,800
Repurchase Agreements 1.2%
Barclays Capital, Inc. (Dated 4/28/00), 5.70%,
   Due 5/01/00 (Repurchase proceeds
   $14,006,850); Collateralized by: United
   States Treasury Notes (d)                              14,000,000      14,000,000

United States Government Issues 3.8%
FHLMC Guaranteed Multiclass Variable Rate
   Mortgage Participation Certificates, Series
   1572, Class SA, 2.942%, Due 10/15/00                    1,869,380       1,840,101
FHLMC Participation Certificates:
   11.00%, Due 1/01/01                                         1,506           1,516
   11.25%, Due 1/01/01                                         9,444           9,511


22

------------------------------------------------------------------------------------

STRONG GOVERNMENT SECURITIES FUND (contined)
------------------------------------------------------------------------------------
                                                           Shares or
                                                           Principal       Value
                                                            Amount       (Note 2)
------------------------------------------------------------------------------------
FNMA Guaranteed Real Estate Mortgage
   Investment Conduit Pass-Thru Certificates:
   8.305%, Due 4/01/01                                   $ 5,302,922  $    5,317,829
   8.43%, Due 4/01/01                                     10,239,531      10,275,555
Federal Home Loan Banks Consolidated Bond:
   5.125% Due 5/19/00 (e)                                 20,000,000      19,989,460
   5.19%, Due 3/01/01 (c)                                 10,000,000       9,890,150
United States Treasury Bills, Due 7/06/00 (c)                525,000         519,610
                                                                        ------------
                                                                          47,843,732
------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $68,322,450)                           68,149,532
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
Total Investments in Securities (Cost $1,410,850,215) 113.1%           1,385,476,961
Other Assets and Liabilities, Net (13.1%)                               (160,949,441)
------------------------------------------------------------------------------------
Net Assets 100.0%                                                     $1,224,527,520
====================================================================================


FUTURES
------------------------------------------------------------------------------------
                                                  Underlying       Unrealized
                                     Expiration   Face Amount    Appreciation
                                        Date       at Value     (Depreciation)
------------------------------------------------------------------------------------
Purchased:
   325 90-Day Euro Dollar               9/00     $  75,477,188  ($   266,381)
 1,103 Five-Year U.S. Treasury Notes    6/00       107,628,672     1,053,031
    50 Ten-Year U.S. Agency Notes       6/00         4,553,125       (65,056)
    28 Ten-Year U.S. Treasury Notes     9/00         2,708,125        (1,869)

Sold:
   325 90-Day Euro Dollar               9/01        75,245,625       247,994
   344 Ten-Year U.S. Treasury Notes     6/00        33,351,875      (690,540)
   179 U.S. Treasury Bonds              6/00        17,284,688      (277,652)

SWAPS
--------------------------------------------------------------------------------
Open index rate swap contracts at April 30, 2000 consisted of the following:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Notional         Termination   Interest         Index         Unrealized
   Amount             Date         Sold           Bought        Appreciation
--------------------------------------------------------------------------------
$50,000,000         7/31/00     1 mo. LIBOR    ERISA Eligible     $113,703
                                               Lehman CMBS*

* Lehman Brothers Investment Grade Index - ERISA Eligible Sub Index Collateralized Mortgage-Backed Securities Index Total Return Swap


WRITTEN OPTIONS ACTIVITY
------------------------------------------------------------------------------------
                                                   Contracts   Premiums
------------------------------------------------------------------------------------
Options outstanding at beginning of period          52,950    $  199,088
Options written during the period                   10,101     1,776,528
Options closed                                     (55,401)   (1,340,568)
Options expired                                     (5,750)     (272,812)
Options exercised                                       --            --
                                                   -------    ----------
Options outstanding at end of period                 1,900    $  362,236
                                                   =======    ==========

Closed options resulted in a capital gain of $13,764.


-------------------------------------------------------------------------------
WRITTEN OPTIONS DETAIL
-------------------------------------------------------------------------------

                                                                  Contracts
                                                                 (1000 shares        Value
                                                                 per contract)      (Note 2)
---------------------------------------------------------------------------------------------------
United States Treasury Bond Futures Options:
Calls: (Strike price is $101.00. Expiration date is 5/19/00.
Premium received is $18,325.)                                         100           ($  1,563)
Calls: (Strike price is $102.00. Expiration date is 5/19/00.
Premium received is $11,650.)                                         200              (3,125)
Calls: (Strike price is $103.00. Expiration date is 5/19/00.
Premium received is $5,400.)                                          200              (3,125)
Calls: (Strike price is $99.00. Expiration date is 8/18/00.
Premium received is $63,638.)                                         100             (60,938)
Puts: (Strike price is $88.00. Expiration date is 5/19/00.
Premium received is $11,650.)                                         200              (3,125)
Puts: (Strike price is $89.00. Expiration date is 5/19/00.
Premium received is $14,775.)                                         200              (3,125)
Puts: (Strike price is $94.00. Expiration date is 5/19/00.
Premium received is $52,700.)                                         100              (4,688)
Puts: (Strike Price is $95.00. Expiration date is 5/19/00.
Premium received is $184,099.)                                        800            (100,000)
                                                                    -----           ----------
                                                                    1,900           ($179,689)
                                                                    =====          ===========

------------------------------------------------------------------------------------
                           STRONG SHORT-TERM BOND FUND
------------------------------------------------------------------------------------

                                                           Shares or
                                                           Principal       Value
                                                            Amount        (Note 2)
------------------------------------------------------------------------------------
Corporate Bonds 56.7%
Allstate Corporation Notes, 7.875%, Due 5/01/05          $ 3,000,000    $  2,972,970
Atlas Air, Inc. Pass-Thru Certificates, Series 1998-1,
   Class C, 8.01%, Due 1/02/10                             8,700,032       8,164,328
Beaver Valley Funding Corporation Debentures,
   8.625%, Due 6/01/07                                     9,860,000       9,736,750
CMS Energy Corporation Senior Notes, 8.375%,
   Due 7/01/13 (Remarketing Date 7/01/03) (c)             10,000,000       9,560,760
CSC Holdings, Inc. Senior Subordinated
   Debentures:
   9.875%, Due 2/15/13                                     3,275,000       3,340,500
   9.875%, Due 4/01/23                                     8,875,000       9,107,969
CSC Holdings, Inc. Senior Subordinated Notes,
   9.25%, Due 11/01/05                                     6,350,000       6,397,625
CalEnergy, Inc. Senior Bonds, 8.48%, Due 9/15/28           2,875,000       2,866,849
Cendant Corporation Notes, 7.75%, Due 12/01/03            11,540,000      11,380,656
Continental Airlines, Inc. Senior Notes, 9.50%,
   Due 12/15/01                                           14,750,000      15,045,000
Custom Repackaged Asset Vehicle Trusts -
   Wal-Mart Credit-Linked Trust Certificates,
   Series 1996-401, 7.35%, Due 7/17/06 (b)                 3,665,599       3,572,445
Custom Repackaged Asset Vehicle Trusts -
   Walt Disney Credit-Linked Trust Certificates,
   Series 1996-403, 7.20%, Due 1/10/07 (b)                 3,540,522       3,440,024
Delta Air Lines, Inc. Pass-Thru Certificates:
   Series 1992-B1, 9.375%, Due 9/11/07                    10,600,767      10,845,168
   Series 1993-A1, 9.875%, Due 4/30/08                    14,151,247      14,820,954
El Paso Electric Company First Mortgage
   Notes, Series E, 9.40%, Due 5/01/11                     6,018,000       6,243,687
First Industrial LP Notes, 6.50%, Due 4/05/11
   (Remarketing Date 3/15/01) (c)                         10,000,000       9,856,490
Ford Motor Credit Company Notes, 6.70%,
   Due 7/16/04                                             9,750,000       9,389,864
GS Escrow Corporation Floating Rate
   Senior Notes:
   7.0488%, Due 8/01/03                                    5,000,000       4,772,725
   7.125%, Due 8/01/05                                     5,000,000       4,391,455


                                                                              23

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)        April 30, 2000 (Unaudited)
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
STRONG SHORT-TERM BOND FUND (contined)
------------------------------------------------------------------------------------

                                                           Shares or
                                                           Principal        Value
                                                            Amount        (Note 2)
------------------------------------------------------------------------------------
GS Escrow Corporation Senior Notes:
   6.75%, Due 8/01/01                                    $34,500,000    $ 33,306,438
   7.00%, Due 8/01/03                                      8,700,000       7,972,941
General Electric Capital Corporation
   Medium-Term Notes:
   Series A, 7.25%, Due 5/03/04                            2,250,000       2,242,845
   Tranche 00445, 7.00%, Due 2/03/03                       5,000,000       4,963,655
Global Crossing Holdings, Ltd. Senior Notes,
   9.125%, Due 11/15/06 (b)                                5,000,000       4,875,000
Homeside International, Inc. Senior Secured
   Second Priority Notes, Series B, 11.25%,
   Due 5/15/03                                            28,924,000      31,635,625
Huntington Capital I Variable Rate Capital
   Income Securities, 6.7488%, Due 2/01/27                16,500,000      15,417,353
Imperial Capital Trust I Guaranteed Capital
   Securities, 9.98%, Due 12/31/26                         5,000,000       4,398,445
Jones Intercable, Inc. Senior Notes, 9.625%,
   Due 3/15/02                                            15,325,000      15,703,175
KPNQwest BV Senior Yankee Notes, 8.125%,
   Due 6/01/09                                            10,000,000       9,550,000
Korea Electric Power Corporation Notes, 8.00%,
   Due 7/01/02 (c)                                        12,100,000      11,940,582
Lilly Del Mar, Inc. Floating Rate Capital Securities,
   7.2975%, Due 8/05/29 (b) (c)                           15,000,000      15,159,000
Lockheed Martin Corporation Notes, 7.95%,
   Due 12/01/05                                           10,000,000       9,862,580
MetroNet Communications Corporation
   Senior Discount Yankee Notes:
   Zero %, Due 11/01/07 (Rate Reset
   Effective 11/01/02)                                     4,000,000       3,376,776
   Zero %, Due 6/15/08 (Rate Reset
   Effective 6/15/03)                                     13,000,000      10,253,425
MetroNet Communications Corporation
   Senior Yankee Notes:
   10.625%, Due 11/01/08 (c)                              22,000,000      24,419,252
   12.00%, Due 8/15/07                                    15,000,000      16,889,115
NWA Trust Structured Enhanced Return Trusts
   1998, 9.0538%, Due 4/15/11 (b)                         15,000,000      13,425,000
News Corporation, Ltd. Senior Subordinated
   Notes, 8.75%, Due 2/15/06                              10,754,000      10,646,460
Niagara Mohawk Power Corporation Senior
   Notes, Series C, 7.125%, Due 7/01/01                   10,207,316      10,097,526
Northern Trust Company Medium-Term Bank
   Notes, Tranche 00047, 7.50%, Due 2/11/05                3,000,000       2,988,039
Occidental Petroleum Corporation Senior Notes:
   6.50%, Due 4/01/05                                      6,000,000       5,566,716
   8.45%, Due 2/15/29                                      4,125,000       4,067,592
PSEG Energy Holdings, Inc. Senior Notes, 9.125%,
   Due 2/10/04 (b)                                         5,500,000       5,417,500
Petroleos Mexicanos Guaranteed Notes, 8.85%,
   Due 9/15/07                                             2,500,000       2,431,250
Qwest Communications International, Inc.
   Senior Notes, Series B, 10.875%, Due 4/01/07           13,609,741      14,559,892
Raytheon Company Notes, 7.90%, Due 3/01/03 (b)             9,000,000       8,973,765
Riggs Capital Trust Preferred Securities, Series A,
   8.625%, Due 12/31/26                                    3,685,000       2,979,982
Rogers CableSystems, Ltd. Senior Secured Second
   Priority Yankee Debentures, 10.125%, Due 9/01/12        6,575,000       6,854,438
Saks, Inc. Guaranteed Notes, 7.00%, Due 7/15/04            2,000,000       1,764,996
Saks, Inc. Notes, 7.25%, Due 12/01/04                      3,000,000       2,650,068
Shoppers Food Warehouse Corporation Senior
   Notes, 9.75%, Due 6/15/04                               7,000,000       7,350,000

                                                           Shares or
                                                           Principal        Value
                                                            Amount        (Note 2)
------------------------------------------------------------------------------------
Spintab AB Floating Rate Subordinated
   Yankee Notes, 6.7088%, Due 12/29/49 (b) (c)           $30,000,000    $ 29,716,140
Sprint Spectrum LP/Sprint Spectrum Finance
   Corporation Senior Notes, 11.00%, Due 8/15/06          14,648,000      15,791,657
Star Capital Trust I Floating Rate Securities,
   6.915%, Due 6/15/27                                    10,000,000       9,722,800
Stop & Shop Companies, Inc. Senior Subordinated
   Notes, 9.75%, Due 2/01/02                               4,750,000       4,894,072
Superior Financial Corporation Senior Notes,
   8.65%, Due 4/01/03                                      1,250,000       1,173,438
Swedbank Floating Rate Debt Unit (Medium-Term
   Structured Enhanced Return Trusts 1996,
   Series R-35), 7.07%, Due 11/10/02 (b) (c)              10,000,000       9,650,000
Tenet Healthcare Corporation Senior Notes:
   7.875%, Due 1/15/03                                    12,000,000      11,730,000
   8.625%, Due 12/01/03                                   10,000,000       9,730,480
Tricon Global Restaurants, Inc. Senior Notes,
   7.45%, Due 5/15/05                                     17,770,000      16,319,382
Triumph Capital CBO I, Ltd./Triumph Capital
   CBO I, Inc. Senior Secured Floating Rate Notes,
   Class A-2, 6.79%, Due 6/15/11 (b)                      18,000,000      18,090,000
Unisys Corporation Senior Notes, 11.75%,
   Due 10/15/04                                            8,475,000       9,195,375
United Air Lines, Inc. Debentures, 10.25%,
   Due 7/15/21                                             4,850,000       5,137,881
United Mexican States Yankee Bonds, 11.375%,
   Due 9/15/16                                             5,000,000       5,670,000
Univision Network Holding LP Subordinated
   Notes, 7.00%, Due 12/17/02                             19,730,000      26,043,600
Waste Management, Inc. Senior Notes, 6.125%,
   Due 7/15/01                                             4,110,000       3,919,337
Williams Communications Group, Inc. Senior
   Notes, 10.875%, Due 10/01/09                            3,000,000       3,030,000
YPF Sociedad Anonima Yankee Notes, 8.00%,
   Due 2/15/04                                            10,000,000       9,763,800
------------------------------------------------------------------------------------
Total Corporate Bonds (Cost $677,529,535)                                657,223,612
------------------------------------------------------------------------------------

Non-Agency Mortgage &
   Asset-Backed Securities 19.8%
Asset Securitization Corporation Commercial
   Mortgage Pass-Thru Certificates, Series 1995-
   MD4, Class A-1, 7.10%, Due 8/13/29                     18,028,939      17,652,585
BCF LLC Mortgage Pass-Thru Certificates, Series
   1997-R2, Class 3-A1, 7.00%, Due 12/25/35 (b)            1,466,087       1,460,523
Blackstone Hotel Acquisitions Company Debt Unit
   (Medium-Term Structured Enhanced Return
   Trusts 1998), Series R-38, 7.0938%, Due 6/30/03
   (Acquired 7/30/98; Cost $13,702,937) (b)               13,702,937      13,617,294
CS First Boston Mortgage Securities Corporation
   Mortgage-Backed Certificates, 7.25%,
   Due 8/25/27                                             1,021,240       1,017,467
Chase Mortgage Finance Corporation Mortgage
   Pass-Thru Certificates, Series 1990-G,
   Class A-Z1, 9.50%, Due 12/25/21                           602,412         602,412
Chase Mortgage Finance Corporation Variable
   Rate Multiclass Mortgage Pass-Thru Certificates,
   Series 1992-2,Class B2, 7.95%, Due 8/28/23 (b)          1,855,492       1,847,680
Cistron Biotechnology, Inc. Asset-Backed Notes,
   Series 1997-A, Class A-6, 6.35%, Due 4/15/11            8,055,000       7,947,828
Citicorp Mortgage Securities, Inc. Real Estate
   Mortgage Investment Conduit Pass-Thru
   Certificates:
   Series 1988-8, Class A-1, 7.7041%, Due 6/25/18          2,861,125       2,873,613
   Series 1993-3, Class B1, 7.00%, Due 3/25/08 (b)         1,534,255       1,482,558


24

------------------------------------------------------------------------------------

STRONG SHORT-TERM BOND FUND (contined)

                                                           Shares or
                                                           Principal        Value
                                                            Amount        (Note 2)
------------------------------------------------------------------------------------
Cityscape Home Loan Owners Trust Asset-Backed
   Notes, Series 1997-1, Class A-3, 6.63%,
   Due 3/25/18                                           $ 1,453,712    $  1,447,934
Collateralized Mortgage Obligation Trust 47,
   Class E, Principal Only, Due 9/01/18                      560,536         328,548
Collateralized Mortgage Obligation Trust Inverse
   Floating Rate Collateralized Mortgage
   Obligation, Series 13, Class Q, 14.8704%,
   Due 1/20/03                                               287,450         293,617
ContiMortgage Home Equity Loan Trust Interest
   Only Senior Strip Certificates, Series 1996-2,
   Class A, 0.8272%, Due 7/15/27                          56,703,557         744,518
ContiSecurities Residual Corporation
   ContiMortgage Net Interest Margin Notes,
   Series 1997-A, 7.23%, Due 7/16/28
   (Acquired 9/18/97; Cost $2,027,568) (b)                 2,027,568       1,013,784
Countrywide Mortgage-Backed Securities, Inc.
   Variable Rate Mortgage Pass-Thru Certificates,
   Series 1994-D, Class A6, 4.6495%, Due 3/25/24           3,826,471       3,456,055
DLJ Mortgage Acceptance Corporation Variable
   Rate Multi-Family Mortgage Pass-Thru
   Certificates, Series 1993-MF10, Class A-1,
   Interest Only, 0.80%, Due 7/15/03                      21,098,027          26,373
Drexel Burnham Lambert Collateralized Mortgage
   Obligation Trust, Series T, Class T-4, 8.45%,
   Due 9/20/19                                             6,600,000       6,658,623
The Equitable Life Assurance Society of the
   United States Floating Rate Notes, Series 174,
   Class A2, 6.3638%, Due 5/15/03 (b)                     10,000,000      10,015,009
FirstPlus Global Issuance Corporation
   Asset-Backed Notes, Series 1998-4, Class A,
   Interest Only, 6.10%, Due 9/10/24                      52,379,000         777,304
GMBS, Inc. Countrywide Funding Certificates,
    Series 1990-1, Class Z, 9.25%, Due 1/28/20             1,235,077       1,230,439
GS Mortgage Securities Corporation Variable
   Rate Mortgage Participation Securities,
   Series 1998-1, Class A, 8.00%, Due 9/20/27 (b)          6,962,954       6,978,371
GS Mortgage Securities Corporation II
   Commercial Mortgage Pass-Thru Certificates,
   Series 1999-C1, Class X, Interest Only, 1.1614%,
   Due 11/18/30                                          117,975,406       6,355,925
Greenwich Capital Acceptance, Inc. Mortgage
   Securities, Series 1993-P01, Class E, Principal
   Only, Due 11/26/17 (c)                                  4,316,442       3,018,833
Greenwich Capital Acceptance, Inc. Variable Rate
   Mortgage Pass-Thru Certificates, Series 1991-1,
   Class A, 7.1542%, Due 2/25/21 (b)                       4,688,836       4,680,068
Kmart CMBS Financing, Inc. Floating Rate
   Commercial Mortgage Pass-Thru Certificates,
   Series 1997-1, Class D, 7.2325%,
   Due 3/01/07 (b)                                         4,500,000       4,479,052
Merrill Lynch Home Equity Acceptance, Inc.
   Subordinated Variable Rate Mortgage-Backed
   Certificates, Series 1994-A, Class A-1, 7.1563%,
   Due 8/17/23                                             3,591,282       3,573,325
Merrill Lynch Mortgage Investors, Inc. Senior
   Subordinated Pass-Thru Certificates,
   Series 1994-A, Class A-5, 7.035%, Due 2/15/24          12,565,609      12,024,220
Mid-State Trust II Mortgage-Backed Notes,
   Class A4, 9.625%, Due 4/01/03                           4,461,000       4,564,607
Morgan Stanley Capital I, Inc. Variable Rate
   Commercial Mortgage Pass-Thru Certificates:
   Series 1997-RR, Class A, 6.8862%,
   Due 4/30/39 (b)                                         2,575,324       2,517,380
   Series 1999-WF1, Class X, Interest Only,
   0.8393%, Due 10/15/18 (b)                              95,341,125       4,395,703

                                                           Shares or
                                                          Principal         Value
                                                           Amount         (Note 2)
------------------------------------------------------------------------------------
NPF XI, Inc. Health Care Receivables
   Program 97-1 Notes, Class A, 6.815%,
   Due 7/01/01 (b)                                       $ 5,000,000    $  4,993,750
Option One Mortgage Securities Corporation Net
   Interest Margin Trust, Series 1999-2, 9.66%,
   Due 6/26/29 (b)                                         4,569,385       4,537,993
Oregon Commercial Mortgage, Inc. Variable Rate
   Commercial Mortgage Pass-Thru Certificates,
   Series 1995-1, Class E, 9.9863%, Due 6/25/26 (b)          515,452         511,911
Paine Webber Mortgage Acceptance
   Corporation IV Mortgage Pass-Thru
   Certificates, Series 1995-M1, Class B, 6.95%,
   Due 1/15/07 (b)                                        13,000,000      12,841,985
Prudential Home Mortgage Securities Company
   Mortgage Pass-Thru Certificates, Series 1992-26,
   Class A-18, 7.50%, Due 8/25/07                          1,407,010       1,412,286
Residential Funding Mortgage Securities I, Inc.
   Mortgage Pass-Thru Certificates,
   Series 1993-M23, Class A-1, 6.97%, Due 8/28/23            617,088         609,254
Resolution Trust Corporation Mortgage Pass-Thru
   Securities, Inc. Commercial Certificates:
   Series 1994-C2, Class E, 8.00%, Due 4/25/25            11,093,966      10,976,981
   Series 1995-C2, Class D, 7.00%, Due 5/25/27             4,911,390       4,844,718
Resolution Trust Corporation Mortgage Pass-Thru
   Securities, Inc. Variable Rate Certificates,
   Series 1991-11, Class 1-L, 8.625%, Due 10/25/21 (c)     5,510,984       5,491,778
Rural Housing Trust 1987-1 Senior Mortgage
   Pass-Thru Certificates, Series 1, Class D, 6.33%,
   Due 4/01/26                                               283,428         278,002
Rural Housing Trust 1987-1 Senior Mortgage
   Pass-Thru Subordinated Certificates, Class 3B,
   7.33%, Due 4/01/26                                      7,351,631       7,301,309
Ryland Mortgage Securities Corporation III
   Variable Rate Collateralized Mortgage Bonds,
   Series 1992-C, Class 3-A, 11.726%, Due 11/25/30           227,823         227,011
Ryland Mortgage Securities Corporation IV
   Variable Rate Collateralized Mortgage Bonds,
   Series 2, Class 3-A, 12.062%, Due 6/25/23               1,016,837       1,018,424
SL Commercial Mortgage Trust Mortgage
   Pass-Thru Certificates, Series 1997-C1, Class A,
   6.875%, Due 7/25/04 (b)                                19,693,344      19,307,059
SWP Mortgage Securities Trust Mortgage
   Pass-Thru Certificates Series 1993-1, Class A,
   6.54%, Due 12/15/02 (b)                                 2,443,191       2,431,733
Salomon Brothers Mortgage Securities VI, Inc.
   Stripped Coupon Mortgage Pass-Thru
   Certificates, Series 1987-3, Class A, Principal
   Only, Due 10/23/17                                        963,406         792,228
Sequoia Mortgage Trust Adjustable Rate
   Asset-Backed Certificates, Series 3, Class M-1,
   6.85%, Due 6/25/28                                     11,127,300      10,693,577
Shearson Lehman Pass-Thru Securities, Inc.
   Asset Trust Variable Rate Pass-Thru Certificates,
   Series 88-3, 6.9928%, Due 9/15/18 (c)                   3,444,775       3,440,981
Structured Mortgage Asset Residential Trust
   Multiclass Pass-Thru Certificates, Series 1992-5,
   Class BO, Principal Only, Due 6/25/23                     408,538         324,107
Structured Mortgage Trust Commercial
   Mortgage-Backed Securities, Series 1997-2,
   Class A, 6.9705%, Due 1/30/06
   (Acquired 5/12/98; Cost $10,592,586) (b)               10,712,139      10,062,769
------------------------------------------------------------------------------------
Total Non-Agency Mortgage &
   Asset-Backed Securities (Cost $232,711,676)                           229,179,504
------------------------------------------------------------------------------------

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)        April 30, 2000 (Unaudited)
------------------------------------------------------------------------------------

STRONG SHORT-TERM BOND FUND (contined)
------------------------------------------------------------------------------------
                                                           Shares or
                                                           Principal        Value
                                                            Amount        (Note 2)
------------------------------------------------------------------------------------
United States Government &
   Agency Issues 13.4%
FHLMC Participation Certificates:
   6.50%, Due 5/01/04                                    $   831,290    $    800,640
   8.50%, Due 7/01/01 thru 1/01/05                           142,478         144,881
   8.75%, Due 10/01/01                                       228,133         229,688
   9.00%, Due 5/01/06 thru 8/01/18                         6,471,861       6,676,543
   9.50%, Due 3/01/11                                        132,375         138,080
   9.75%, Due 8/01/02                                        607,845         621,280
   10.25%, Due 7/01/09 thru 1/01/10                          384,711         405,151
   10.50%, Due 1/01/16 thru 7/01/19                        6,746,538       7,214,180
   10.75%, Due 9/01/09 thru 10/01/17                         334,473         355,631
   11.25%, Due 11/01/09                                      329,596         353,355
FHLMC Variable Rate Participation Certificates,
   7.539%, Due 5/01/26 (c)                                 4,386,888       4,414,051
FNMA Guaranteed Real Estate Mortgage
   Investment Conduit Pass-Thru Certificates:
   7.00%, Due 6/25/22                                      6,004,312       5,826,117
   8.00%, Due 12/01/13 thru 9/01/23                       28,247,305      28,373,764
   8.50%, Due 4/01/08 thru 2/01/23 (c)                    16,767,570      17,073,775
   9.00%, Due 11/01/24                                     2,023,456       2,089,305
   9.40%, Due 10/25/19                                     7,407,845       7,673,144
   9.50%, Due 2/01/11 thru 2/15/11                         6,094,119       6,356,695
   10.00%, Due 7/01/04 thru 6/25/19                        8,907,950       9,387,770
   11.00%, Due 10/15/20                                   16,044,553      17,645,451
   12.00%, Due 3/01/17                                     2,923,140       3,232,435
FNMA Guaranteed Real Estate Mortgage
   Investment Conduit Pass-Thru Certificates,
   Series 1992-41, Class J, Accretion Directed
   Interest Only, 1005.0493%, Due 12/25/02                     8,133           6,669
FNMA Guaranteed Real Estate Mortgage Investment
   Conduit Variable Rate Pass-Thru Certificates,
   Series 1995-G2, Interest Only, 8.6596%,
   Due 5/25/20                                             5,968,419       1,716,911
FNMA Stripped Mortgage-Backed Securities:
   Series 107, Class 1, Principal Only, Due 10/25/06       1,174,090       1,004,941
   Series 1993-M1, Class N, Interest Only, 0.84%,
   Due 4/25/20                                             2,501,403             775
GNMA Guaranteed Pass-Thru Certificates:
   7.50%, Due 12/15/07                                     4,067,211       4,035,616
   8.00%, Due 12/15/08                                     1,433,802       1,457,921
   8.50%, Due 5/15/10                                      1,120,839       1,146,577
   9.00%, Due 11/15/24                                     1,296,484       1,347,780
   9.75%, Due 9/15/05 thru 11/15/05                          985,173       1,018,904
   10.00%, Due 2/20/18                                       292,651         309,422
   11.50%, Due 4/15/13                                        39,037          42,889
   12.50%, Due 4/15/19                                    14,781,465      16,580,280
Small Business Administration Guaranteed Loan
   Group #0190, Variable Rate Interest Only
   Certificates, 3.092%, Due 7/30/18 (c)                  12,640,425         429,774
USGI FHA Insured Project Pool Banco 85,
   7.4408%, Due 11/24/19                                   2,405,910       2,272,454
United States Treasury Notes, 5.50%, Due 1/31/03           4,600,000       4,470,625
------------------------------------------------------------------------------------
Total United States Government &
   Agency Issues (Cost $157,485,763)                                     154,853,474
------------------------------------------------------------------------------------

Preferred Stocks 4.4%
Caisse National De Credit Agricole Sponsored
   ADR 10.375% Series A (b)                                  699,479      17,836,715
Golden State Bancorp, Inc. 9.125% Exchangeable
   Series A                                                  325,000       7,231,250
Newscorp Overseas, Ltd. 6.696% Series B                       18,300         299,662
Parmalat Capital Finance 8.55% Series B                      300,000       6,900,000
TCI Communications Financing IV Trust 9.72%                  347,300       9,029,800
Webster Capital Corporation 7.375% Series A                   10,000      10,081,200
------------------------------------------------------------------------------------
Total Preferred Stocks (Cost $55,105,784)                                 51,378,627
------------------------------------------------------------------------------------

                                                           Shares or
                                                           Principal        Value
                                                            Amount        (Note 2)
------------------------------------------------------------------------------------
Short-Term Investments (a) 4.4%
Commercial Paper 0.3%
Interest Bearing, Due Upon Demand
Sara Lee Corporation, 5.76%                              $ 1,315,900    $  1,315,900
Warner Lambert Company, 5.76%                                878,200         878,200
Wisconsin Electric Power Company, 5.76%                    1,163,900       1,163,900
                                                                           ---------
                                                                           3,358,000
Corporate Bonds 2.2%
ARA Services, Inc. Guaranteed Notes, 10.625%,
   Due 8/01/00                                             5,273,000       5,293,006
Amerco Asset-Backed Bonds, 6.89%, Due 10/15/00
   (Acquired 10/17/97; Cost $10,000,000) (b)              10,000,000       9,905,400
Custom Repackaged Asset Vehicle Trusts -
   CRAVE Trust Certificates, Series 1997-800,
   6.86%, Due 8/12/00 (b) (c)                              5,000,000       4,974,500
ITT Corporation Notes, 6.25%, Due 11/15/00                 5,500,000       5,425,222
                                                                          ----------
                                                                          25,598,128
Non-Agency Mortgage & Asset-Backed Securities 1.2%
Greenwich Capital Markets, Inc. Commercial
   Mortgage Loan Facility Variable Rate Funding
   Certificates, Series 1998 SFT-1, Class B, 9.25%,
   Due 3/31/01 (Acquired 9/29/98 - 3/30/00;
   Cost $14,427,767) (b)                                  14,427,767      14,391,697

Repurchase Agreements 0.6%
ABN-AMRO Inc. (Dated 4/28/00), 5.78%,
   Due 5/01/00 (Repurchase proceeds
   $6,703,227); Collateralized by:
   U.S. Government & Agency Issues (d)                     6,700,000       6,700,000

United States Government & Agency Issues 0.1%
FHLMC Participation Certificates, 8.50%,
   Due 4/01/01                                                81,664          82,360
United States Treasury Bills, Due 5/25/00
   thru 7/06/00 (c)                                        1,375,000       1,367,859
                                                                      --------------
                                                                           1,450,219
------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $51,696,790)                           51,498,044
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
Total Investments in Securities (Cost $1,174,529,548) 98.7%            1,144,133,261
Other Assets and Liabilities, Net 1.3%                                    15,021,434
------------------------------------------------------------------------------------
Net Assets 100.0%                                                     $1,159,154,695
====================================================================================


FUTURES
--------------------------------------------------------------------------------
                                                   Underlying    Unrealized
                                      Expiration   Face Amount   Appreciation
                                         Date       at Value    (Depreciation)
--------------------------------------------------------------------------------
Purchased:
     3 U.S. Treasury Bonds               6/00      $   289,688    $   5,331

Sold:
    80 Two-Year U.S. Treasury Notes      6/00       15,778,750       41,223
 1,005 Five-Year U.S. Treasury Notes     6/00       98,066,016     (830,131)
   351 Ten-Year U.S. Treasury Notes      6/00       34,030,547     (600,627)

-----------------------------------------------------------------------------------
STRONG HIGH-YIELD BOND FUND
                                                           Shares or
                                                           Principal        Value
                                                            Amount        (Note 2)
------------------------------------------------------------------------------------
Corporate Bonds 84.2%
@Entertainment, Inc. Senior Discount Notes,
   Series B:
   Zero %, Due 7/15/08 (Rate Reset Effective
   7/15/03)                                              $27,350,000    $ 17,914,250
   Zero %, Due 2/01/09 (Rate Reset Effective
   2/01/04)                                               12,050,000       7,410,750
AMFM Operating, Inc. Senior Subordinated
   Exchange Debentures, 12.625%,
   Due 10/31/06                                            2,828,100       3,252,315
AP Holdings, Inc. Senior Discount Notes,
   Zero %, Due 3/15/08 (Rate Reset Effective
   3/15/03)                                                7,950,000         993,750
APCOA/Standard Parking, Inc. Senior
   Subordinated Notes, 9.25%, Due 3/15/08                 11,210,000       5,324,750
ASAT Finance LLC Units, 12.50%,
   Due 11/01/06 (b)                                        5,000,000       5,900,000
Adelphia Business Solutions, Inc. Senior
   Discount Notes, Zero %, Due 4/15/03
   (Rate Reset Effective 4/15/01)                          3,000,000       2,797,500
Adelphia Communications Corporation Senior
   Notes, 7.875%, Due 5/01/09                              5,000,000       4,293,750
Airgate PCS, Inc. Senior Subordinated Discount
   Notes, Zero %, Due 10/01/09 (Rate Reset
   Effective 10/01/04)                                    10,000,000       5,875,000
Aladdin Gaming Holdings LLC/Aladdin Capital
   Corporation Senior Discount Notes, Zero %,
   Due 3/01/10 (Rate Reset Effective 3/01/03)              8,000,000       4,160,000
Allegiance Telecom, Inc. Senior Discount Notes,
   Zero %, Due 2/15/08 (Rate Reset Effective
   2/15/03)                                               11,000,000       7,810,000
Allied Waste North America, Inc. Senior
   Subordinated Notes, 10.00%, Due 8/01/09                 8,300,000       5,664,750
Anchor Glass Container Corporation First
   Mortgage Notes, 11.25%, Due 4/01/05                     9,500,000       6,507,500
Anthony Crane Rental Holdings LP/Anthony
   Crane Holdings Capital Corporation Senior
   Discount Debentures, Zero %, Due 8/01/09
   (Rate Reset Effective 8/01/03)                          8,400,000       3,570,000
Argosy Gaming Company Senior Subordinated
   Notes, 10.75%, Due 6/01/09                              4,000,000       4,180,000
Atlas Air, Inc. Senior Notes, 10.75%, Due 8/01/05          9,725,000       9,773,625
Avencia Group PLC Notes, 11.00%,
   Due 7/01/09 (b)                                         8,500,000       8,670,000
Azurix Corporation Senior Notes, 10.75%,
   Due 2/15/10 (b)                                         8,000,000       8,080,000
BankUnited Capital Trust Preferred Securities,
   Series A, 10.25%, Due 12/31/26                          4,300,000       3,708,750
Capstar Broadcasting Partners, Inc. Subordinated
   Debentures, 12.00%, Due 7/01/09                         7,146,000       8,217,900
Carson, Inc. Senior Subordinated Notes,
   Series B, 10.375%, Due 11/01/07                         4,370,000       4,522,950
William Carter Senior Subordinated Notes,
   Series A, 10.375%, Due 12/01/06                         8,000,000       6,840,000
Centennial Communications Senior
   Subordinated Notes, 10.75%, Due 12/15/08 (b)            2,000,000       2,000,000
Charter Communications Holdings LLC/
   Charter Communications Holdings Capital
   Corporation Senior Notes, 10.00%,
   Due 4/01/09 (b)                                         4,500,000       4,353,750
Charter Communications Holdings LLC Senior
   Notes, 8.625%, Due 4/01/09                              5,000,000       4,393,750
Chattem, Inc. Senior Subordinated Notes,
   8.875%, Due 4/01/08                                     6,600,000       5,709,000
Crown Castle International Corporation Senior
   Discount Notes, Zero %, Due 5/15/11 (Rate
   Reset Effective 5/15/04)                                5,000,000       3,025,000

                                                           Shares or
                                                           Principal        Value
                                                            Amount        (Note 2)
------------------------------------------------------------------------------------
Cumulus Media, Inc. Senior Subordinated Notes,
   10.375%, Due 7/01/08                                  $10,000,000    $  9,125,000
Focal Communications Corporation Senior
   Discount Notes, Series B, Zero %, Due 2/15/08
   (Rate Reset Effective 2/15/03)                          5,825,000       3,815,375
Focal Communications Corporation Senior
   Notes, 11.875%, Due 1/15/10 (b)                         4,000,000       4,025,000
Fox Family Worldwide, Inc. Senior Discount
   Notes, Zero %, Due 11/01/07 (Rate Reset
   Effective 11/01/02)                                     4,000,000       2,460,000
Fresenius Medical Care Capital Trust II
   Guaranteed Preferred Securities, 7.875%,
   Due 2/01/08                                             5,305,000       4,681,663
GT Group Telecom, Inc. Units, Zero %, Due
   2/01/10 (Rate Reset Effective 2/01/05) (b)             16,000,000       8,640,000
General Binding Corporation Senior
   Subordinated Notes, 9.375%, Due 6/01/08                 5,720,000       3,174,600
Georgia Gulf Corporation Senior Subordinated
   Notes, 10.375%, Due 11/01/07 (b)                        1,500,000       1,545,000
Global Crossing Holdings, Ltd. Senior Notes,
   9.125%, Due 11/15/06 (b)                                6,000,000       5,850,000
Golden Sky Systems, Inc. Senior Subordinated
   Notes, Series B, 12.375%, Due 8/01/06                   4,750,000       5,248,750
Graham Packaging Holdings Company/GPC
   Capital Corporation II Senior Discount Notes,
   Zero %, Due 1/15/09 (Rate Reset Effective
   1/15/03)                                                8,150,000       4,604,750
Hollywood Entertainment Corporation Senior
   Subordinated Notes, Series B, 10.625%,
   Due 8/15/04                                             6,750,000       5,940,000
Imperial Capital Trust I Guaranteed Capital
   Securities, 9.98%, Due 12/31/26                         6,000,000       5,278,134
Iron Mountain, Inc. Senior Subordinated
   Notes, 10.125%, Due 10/01/06                            4,195,000       4,121,587
Jackson Products, Inc. Senior Subordinated
   Notes, Series B, 9.50%, Due 4/15/05                     4,000,000       3,660,000
Jazz Casino Company LLC Senior Subordinated
   Notes, 5.867%, Due 11/15/09                             2,648,175         837,485
Key Energy Services, Inc. Senior Subordinated
   Notes, 14.00%, Due 1/15/09                              4,000,000       4,390,000
La Petite Academy, Inc./LPA Holding
   Corporation Senior Notes, Series B, 10.00%,
   Due 5/15/08                                             6,300,000       3,843,000
Leap Wireless International, Inc. Units, Zero %,
   Due 4/15/10 (Rate Reset Effective 4/15/05)             10,000,000       4,800,000
Level 3 Communications, Inc. Senior Notes,
   11.00%, Due 3/15/08 (b)                                15,000,000      14,587,500
Lyondell Chemical Company Senior Secured
   Notes, Series B, 9.875%, Due 5/01/07                   15,900,000      15,721,125
MJD Communications, Inc. Senior
   Subordinated Notes, 9.50%, Due 5/01/08                  3,000,000       2,745,000
Mediacom LLC/Mediacom Capital Corporation
   Senior Notes, Series B, 8.50%, Due 4/15/08              9,000,000       8,415,000
Metromedia Fiber Network, Inc. Senior Notes:
   10.00%, Due 11/15/08                                    5,000,000       4,775,000
   10.00%, Due 12/15/09                                    5,750,000       5,505,625
Millicom International SA Senior Subordinated
   Discount Yankee Notes, Zero %, Due 6/01/06
   (Rate Reset Effective 6/01/01)                          5,000,000       4,225,000
Motors and Gears, Inc. Senior Notes, Series C,
   10.75%, Due 11/15/06                                    9,400,000       8,977,000
NATG Holdings LLC/Orius Capital Corporation
   Senior Subordinated Notes, 12.75%,
   Due 2/01/10 (b)                                         6,000,000       6,090,000
NTL Communications Corporation Senior
   Notes, Series B, 11.50%, Due 10/01/08                   5,500,000       5,610,000
NTL, Inc. Senior Notes, Zero %,
   Due 4/01/08 (Rate Reset Effective 4/01/03)              5,500,000       3,499,375


                                                                              27

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)        April 30, 2000 (Unaudited)
------------------------------------------------------------------------------------

STRONG HIGH-YIELD BOND FUND (contined)
------------------------------------------------------------------------------------
                                                           Shares or
                                                           Principal        Value
                                                            Amount        (Note 2)
------------------------------------------------------------------------------------
National Wine & Spirits, Inc. Senior Notes,
   10.125%, Due 1/15/09                                  $ 8,250,000    $  7,920,000
Nextlink Communications, Inc. Senior Discount
   Notes, Zero %, Due 6/01/09 (Rate Reset
   Effective 6/01/04)                                      8,000,000       4,720,000
Nextlink Communications, Inc. Senior Notes:
   10.50%, Due 12/01/09 (b)                                6,000,000       5,820,000
   10.75%, Due 11/15/08                                    2,000,000       1,970,000
Northpoint Communications Group, Inc.
   Senior Notes, 12.875%, Due 2/15/10 (b)                 10,000,000       8,950,000
Ono Finance PLC Yankee Notes, 13.00%,
   Due 5/01/09                                             3,000,000       3,075,000
Orbital Imaging Corporation Senior Notes:
   Series B, 11.625%, Due 3/01/05                          3,500,000       1,767,500
   Series D, 11.625%, Due 3/01/05                          3,000,000       1,515,000
PSINet, Inc. Senior Notes, 10.50%,
   Due 12/01/06 (b)                                        8,000,000       7,060,000
PSINet, Inc. Senior Yankee Notes, 11.00%,
   Due 8/01/09                                             4,000,000       3,540,000
Park Place Entertainment Corporation Senior
   Subordinated Notes, 9.375%, Due 2/15/07 (b)             5,000,000       4,962,500
Perry Ellis International, Inc. Senior
   Subordinated Notes, 12.25%, Due 4/01/06                 3,500,000       3,325,000
Pierce Leahy Corporation Senior Subordinated
   Notes, 11.125%, Due 7/15/06                             1,000,000       1,025,000
Pogo Producing Company Senior Subordinated
   Notes, 10.375%, Due 2/15/09                             4,815,000       4,923,338
Premier International Foods PLC Senior Yankee
   Notes, 12.00%, Due 9/01/09 (b)                         10,000,000       9,500,000
Renaissance Media Louisiana LLC/ Renaissance
   Media Tennessee/ Renaissance Media Capital
   Corporation Senior Discount Notes, Zero %,
   Due 4/15/08 (Rate Reset Effective 4/15/03)              4,000,000       2,720,000
Repap New Brunswick Senior Yankee Notes,
   10.625%, Due 4/15/05                                    7,750,000       7,343,125
Rhythms NetConnections, Inc. Senior Notes,
   14.00%, Due 2/15/10 (b)                                 5,000,000       4,450,000
SF Holdings Group, Inc. Senior Secured
   Discount Notes, Zero %, Due 3/15/08 (Rate
   Reset Effective 3/15/03)                                5,000,000       2,687,500
Sabreliner Corporation Senior Notes, 11.00%,
   Due 6/15/08 (b)                                         6,000,000       5,040,000
Simmons Company Senior Subordinated Notes,
   Series B, 10.25%, Due 3/15/09                           5,700,000       4,845,000
Sirius Satellite Radio, Inc. Senior Secured Notes,
   14.50%, Due 5/15/09                                     3,500,000       3,220,000
Snyder Oil Corporation Senior Subordinated
   Notes, 8.75%, Due 6/15/07                               2,400,000       2,370,000
Sovereign Specialty Chemicals, Inc. Senior
   Subordinated Notes, 11.875%, Due 3/15/10 (b)            5,000,000       5,075,000
Spectrasite Holdings, Inc. Senior Discount Notes:
   Zero %, Due 4/15/09 (Rate Reset Effective
   4/15/04)                                               12,500,000       6,937,500
   Zero %, Due 3/15/10 (Rate Reset Effective
   3/15/05) (b)                                           10,625,000       5,551,563
Steel Heddle Manufacturing Company Senior
   Subordinated Notes, 10.625%, Due 6/01/08                5,000,000       2,525,000
Superior National Capital Trust I Notes,
   10.75%, Due 12/01/17                                    5,405,000       1,094,512
Telecorp PCS, Inc. Senior Subordinated
   Discount Notes, Zero %, Due 4/15/09
   (Rate Reset Effective 4/15/04)                          4,000,000       2,640,000
Telemundo Holdings, Inc. Senior Discount
   Notes, Zero %, Due 8/15/08 (Rate Reset
   Effective 8/15/03)                                      5,300,000       3,445,000
Telewest Communications PLC Senior Discount
   Notes, Zero %, Due 4/15/09 (Rate Reset
   Effective 4/15/04) (b)                                  2,500,000       1,431,250

                                                           Shares or
                                                           Principal        Value
                                                            Amount        (Note 2)
------------------------------------------------------------------------------------
Telewest Communications PLC Senior Yankee
   Notes, 9.875%, Due 2/01/10 (b)                        $ 7,000,000    $  6,895,000
Teligent, Inc. Senior Notes, 11.50%,
   Due 12/01/07                                            9,500,000       8,217,500
360networks, Inc. Senior Yankee Notes, 13.00%,
   Due 5/01/08                                             3,250,000       3,209,375
Time Warner Telecom LLC Senior Notes,
   9.75%, Due 7/15/08                                      5,000,000       4,925,000
Town Sports International, Inc. Senior Notes,
   Series B, 9.75%, Due 10/15/04                           8,100,000       7,573,500
Transwestern Publishing Company LP/TWP
   Capital Corporation II Senior Subordinated
   Notes, Series D, 9.625%, Due 11/15/07                   8,880,000       8,480,400
Tri-State Outdoor Media Group, Inc. Senior
   Notes, 11.00%, Due 5/15/08                              6,300,000       6,048,000
Triarc Consumer Products Group LLC/Triarc
   Beverage Holdings Corporation Senior
   Subordinated Notes, 10.25%, Due 2/15/09                 6,130,000       5,792,850
Ubiquitel Operating Company Units, Zero %,
   Due 4/15/10 (Rate Reset Effective 4/15/05) (b)          5,000,000       2,900,000
United Industries Corporation Senior
   Subordinated Notes, Series B, 9.875%,
   Due 4/01/09                                             7,250,000       5,328,750
United International Holdings, Inc. Senior
   Secured Discount Notes, Series B, Zero %,
   Due 2/15/08 (Rate Reset Effective 2/15/03)             14,925,000       9,775,875
Universal Compression Holdings, Inc. Senior
   Discount Notes, Zero %, Due 2/15/09 (Rate
   Reset Effective 2/15/03)                                2,850,000       2,109,000
Universal Compression, Inc. Senior Discount
   Notes, Zero %, Due 2/15/08 (Rate Reset
   Effective 2/15/03)                                     12,425,000       7,827,750
Venetian Casino Resort LLC/Las Vegas Sands,
   Inc. Secured Mortgage Notes, 12.25%,
   Due 11/15/04                                            5,000,000       4,900,000
Verio, Inc. Senior Notes, 13.50%, Due 6/15/04              6,500,000       6,873,750
Versatel Telecom BV Senior Yankee Notes,
   13.25%, Due 5/15/08                                     3,000,000       3,060,000
Versatel Telecom International NV Senior
   Yankee Notes, 11.875%, Due 7/15/09                      3,000,000       2,955,000
Viatel, Inc. Senior Notes, 11.50%, Due 3/15/09             5,000,000       4,325,000
Voicestream Wireless Corporation/Voicestream
   Wireless Holdings Corporation Senior
   Discount Notes, Zero %, Due 11/15/09
   (Rate Reset Effective 11/15/04) (b)                     8,000,000       4,960,000
Voicestream Wireless Corporation/Voicestream
   Wireless Holdings Corporation Senior Notes,
   10.375%, Due 11/15/09 (b)                               4,500,000       4,590,000
Williams Communications Group, Inc. Senior
   Notes, 10.875%, Due 10/01/09                            9,000,000       9,090,000
Winstar Communications, Inc. Senior Discount
   Notes, Zero %, Due 4/15/10 (Rate Reset
   Effective 4/15/05) (b)                                 13,472,000       6,096,080
Winstar Communications, Inc. Senior Notes,
   12.75%, Due 4/15/10 (b)                                 7,599,000       7,295,040
Worldwide Fiber, Inc. Senior Yankee Notes,
   12.00%, Due 8/01/09                                     9,000,000       8,370,000
XM Satellite Radio, Inc. Units, 14.00%, Due
   3/15/10 (b)                                             2,500,000       2,262,500
------------------------------------------------------------------------------------
Total Corporate Bonds (Cost $650,985,978)                                596,449,167
------------------------------------------------------------------------------------

Convertible Bonds 0.7%
Exide Corporation Senior Subordinated Notes,
   2.90%, Due 12/15/05 (b)                                 5,000,000       2,900,000
Total Renal Care Holdings, Inc. Subordinated
   Notes, 5.625%, Due 7/15/06                              3,000,000       1,841,250
------------------------------------------------------------------------------------
Total Convertible Bonds (Cost $5,716,309)                                  4,741,250
------------------------------------------------------------------------------------


28

------------------------------------------------------------------------------------

STRONG HIGH-YIELD BOND FUND (contined)
------------------------------------------------------------------------------------
                                                           Shares or
                                                           Principal        Value
                                                            Amount        (Note 2)
------------------------------------------------------------------------------------
Non-Agency Mortgage &
   Asset-Backed Securities 2.2%
Aircraft Lease Portfolio Securitization Pass-Thru
   Trust Certificates, Series 1996-1,
   Class D, 12.75%, Due 6/15/06                          $ 4,298,934    $  4,126,977
Blaylock Mortgage Capital Corporation
   Subordinated Notes, Series 1997-A, Class B3,
   6.425%, Due 10/25/03 (Acquired 3/11/98;
   Cost $3,158,335) (b)                                    3,351,574       2,828,930
CS First Boston Mortgage Securities
   Corporation Mortgage Pass-Thru Certificates,
   Series 1992-4, Class A5, Interest Only,
   0.625%, Due 10/25/22                                    8,487,391          87,420
Chase Mortgage Finance Trust Multiclass
   Mortgage Pass-Thru Certificates, Series
   1999-S2, Class B3, 6.50%, Due 3/25/29 (b)               1,556,196       1,087,329
Norwest Asset Securities Corporation Mortgage
   Pass-Thru Certificates:
   Series 1998-30, Class B4, 6.25%, Due
   12/25/28 (b)                                            1,183,598         815,025
   Series 1999-4, Class B4, 6.50%, Due 3/25/29 (b)         2,076,962       1,451,713
Salomon Brothers Mortgage Securities VII, Inc.
   Mortgage Pass-Thru Certificates, Series
   1997-A, Class B3, 7.3887%, Due 10/01/25 (b)             2,949,189       2,376,870
Sutter CBO, Ltd./Sutter CBO Corporation
   Notes, Series 1999-1, Class B2, 13.442%,
   Due 11/30/14 (Acquired 10/05/99;
   Cost $3,000,000) (b)                                    3,000,000       2,805,930
------------------------------------------------------------------------------------
Total Non-Agency Mortgage &
   Asset-Backed Securities (Cost $16,976,817)                             15,580,194
------------------------------------------------------------------------------------

Preferred Stocks 7.6%
Dobson Communications Corporation 12.25%
   Senior Exchangeable                                         3,720       3,692,100
Global Crossing Holdings, Ltd. 10.50% Senior
   Exchangeable                                               40,000       3,930,000
Intermedia Communications, Inc. 13.50%
   Series B Exchangeable                                       9,913       9,491,763
NTL, Inc. 13.00% Series B Senior Exchangeable                  7,718       7,891,907
Nextel Communications, Inc. 13.00% Series D
   Exchangeable                                                7,328       7,602,800
Nextlink Communications, Inc. 14.00% Senior
   Exchangeable (e)                                           58,440       2,878,182
R&B Falcon Corporation 13.875% Senior (e)                     12,493      13,367,028
Rural Cellular Corporation 12.50% Junior
   Exchangeable                                                5,000       4,862,500
------------------------------------------------------------------------------------
Total Preferred Stocks (Cost $56,164,636)                                 53,716,280
------------------------------------------------------------------------------------

Common Stocks 0.6%
Key Energy Services, Inc. (f)                                 43,468         423,813
NTL, Inc. (f)                                                  5,937         454,181
OpTel, Inc. Non-Voting (Acquired 2/07/97 -
   5/07/98; Cost $596,280) (b) (f)                            17,175          85,875
Powertel, Inc. (f)                                             3,494         234,971
SF Holdings Group, Inc. Class C (Acquired
   3/05/98; Cost $20,000) (b) (f)                              1,000              10
Verio, Inc. (f)                                               53,080       1,993,817
Versatel Telecom International NV Sponsored
   ADR (f)                                                    33,262       1,345,035
------------------------------------------------------------------------------------
Total Common Stocks (Cost $1,728,942)                                      4,537,702
------------------------------------------------------------------------------------

Warrants 0.7%
Aladdin Gaming Holdings LLC Warrants,
   Expire 3/01/10                                             80,000             800
American Telecasting, Inc. Warrants, Expire
   8/10/00                                                       150               0

                                                           Shares or
                                                           Principal        Value
                                                            Amount        (Note 2)
------------------------------------------------------------------------------------
CD Radio, Inc. Warrants, Expire 5/15/09 (b)               $   10,500    $  1,134,000
e.spire Communications, Inc. Warrants,
   Expire 11/01/05                                             1,500         112,500
MetroNet Communications Corporation
   Warrants, Expire 8/15/07                                    3,000         450,000
Ono Finance PLC Warrants, Expire 5/31/09 (b)                   3,000         451,500
Orbital Imaging Corporation Warrants, Expire
   3/01/05 (Acquired 2/20/98 - 5/04/98; Cost $1) (b)           6,500         130,000
R&B Falcon Corporation Warrants, Expire
   5/01/09 (b)                                                 7,000       2,450,000
21st Century Telecom Group, Inc. Warrants, Expire
   2/15/10 (Acquired 2/02/98; Cost $55,000) (b)                1,000          20,000
------------------------------------------------------------------------------------
Total Warrants (Cost $880,561)                                             4,748,800
------------------------------------------------------------------------------------

Short-Term Investments (a) 2.0%
Commercial Paper 0.2%
Interest Bearing, Due Upon Demand
Sara Lee Corporation, 5.76%                                    4,200           4,200
Warner Lambert Company, 5.76%                                526,600         526,600
Wisconsin Electric Power Company, 5.76%                      950,900         950,900
                                                                        ------------
                                                                           1,481,700
Repurchase Agreements 1.8%
ABN-AMRO Inc. (Dated 4/29/00), 5.78%, Due
   5/01/00 (Repurchase proceeds $12,405,973);
   Collateralized by U.S. Government & Agency
   Issues (d)                                             12,400,000      12,400,000
------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $13,881,700)                           13,881,700
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
Total Investments in Securities (Cost $746,334,943) 98.0%                693,655,093
Other Assets and Liabiliities, Net 2.0%                                   14,507,783
------------------------------------------------------------------------------------
Net Assets 100.0%                                                       $708,162,876
====================================================================================


------------------------------------------------------------------------------------
                     STRONG SHORT-TERM HIGH YIELD BOND FUND
------------------------------------------------------------------------------------

                                                           Shares or
                                                           Principal        Value
                                                            Amount        (Note 2)
------------------------------------------------------------------------------------
Corporate Bonds 79.5%
AMFM Operating, Inc. Senior Subordinated
   Exchange Debentures, 12.625%, Due 10/31/06            $ 4,060,700    $  4,669,805
Adelphia Business Solutions, Inc. Senior
   Discount Notes, Zero %, Due 4/15/03
   (Rate Reset Effective 4/15/01)                          3,000,000       2,797,500
Adelphia Communications Corporation
   Senior Notes:
   9.25%, Due 10/01/02                                     5,000,000       4,925,000
   Series B, 7.50%, Due 1/15/04                            3,000,000       2,767,500
Allegiance Telecom, Inc. Senior Notes, 12.875%,
   Due 5/15/08                                             1,000,000       1,095,000
CSC Holdings, Inc. Senior Subordinated
   Notes, 9.875%, Due 5/15/06                              2,500,000       2,562,500
Capstar Broadcasting Partners, Inc. Senior
   Discount Notes, Zero %, Due 2/01/09
   (Rate Reset Effective 2/01/02)                          2,200,000       1,947,000
Capstar Broadcasting Partners, Inc.
   Subordinated Debentures, 12.00%, Due 7/01/09              119,000         136,850
Century Communications Corporation Senior
   Discount Notes, Zero %, Due 3/15/03                     4,000,000       2,960,000
Clearnet Communications, Inc. Senior Discount
   Yankee Notes, Zero %, Due 12/15/05
   (Rate Reset Effective 12/15/00)                         5,200,000       5,304,000
Coinmach Corporation Senior Notes, Series D,
   11.75%, Due 11/15/05                                    2,000,000       1,770,000
Continental Airlines, Inc. Senior Notes, 9.50%,
   Due 12/15/01                                            2,000,000       2,040,000


                                                                              29

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)        April 30, 2000 (Unaudited)
------------------------------------------------------------------------------------

STRONG SHORT-TERM HIGH YIELD BOND FUND (contined)
------------------------------------------------------------------------------------
                                                           Shares or
                                                           Principal        Value
                                                            Amount        (Note 2)
------------------------------------------------------------------------------------
Del Monte Corporation Senior Subordinated
   Notes, 12.25%, Due 4/15/07                            $ 2,600,000    $  2,769,000
FrontierVision Operating Partners LP/
   FrontierVision Capital Corporation Senior
   Subordinated Notes, 11.00%, Due 10/15/06                2,500,000       2,562,500
GS Escrow Corporation Senior Notes, 7.00%,
   Due 8/01/03                                             4,000,000       3,665,720
Graham Packaging Company/GPC Capital
   Corporation I Floating Rate Notes, 9.845%,
   Due 1/15/08                                             1,000,000         870,000
Hyperion Telecommunications, Inc. Senior
   Secured Notes, 12.25%, Due 9/01/04                      6,000,000       6,255,000
ISP Holdings, Inc. Senior Notes, 9.00%,
   Due 10/15/03                                            2,000,000       1,840,000
Intermedia Communications, Inc. Senior
   Discount Notes, Zero %, Due 5/15/06
   (Rate Reset Effective 5/15/01)                          3,000,000       2,835,000
Interpool, Inc. Notes, 6.625%, Due 3/01/03                 5,000,000       4,444,235
Keebler Corporation Senior Subordinated
   Notes, 10.75%, Due 7/01/06                              5,000,000       5,311,275
MJD Communications, Inc. Floating Rate
   Notes, 10.3213%, Due 5/01/08                            5,000,000       4,820,800
MetroNet Communications Corporation
   Senior Yankee Notes, 12.00%, Due 8/15/07                4,000,000       4,503,764
Microcell Telecommunications, Inc. Senior
   Discount Yankee Notes, Series B, Zero %,
   Due 6/01/06 (Rate Reset Effective 12/01/01)             3,000,000       2,722,500
NL Industries Senior Secured Notes, 11.75%,
   Due 10/15/03                                            5,355,000       5,515,650
NS Group, Inc. Senior Notes, 13.50%,
   Due 7/15/03                                             1,458,000       1,494,450
NTL, Inc. Senior Deferred Coupon Notes,
   Series A, Zero %, Due 4/15/05
   (Rate Reset Effective 4/15/00)                          4,500,000       4,646,250
Nextlink Communications LLC Senior Notes,
   12.50%, Due 4/15/06                                     8,000,000       8,400,000
Olympus Communications LP/Olympus
   Capital Corporation Senior Notes, 10.625%,
   Due 11/15/06                                            1,000,000       1,020,000
Oregon Steel Mills, Inc. First Mortgage
   Notes, 11.00%, Due 6/15/03                              3,000,000       2,235,000
Paxson Communications Corporation Senior
   Subordinated Notes, 11.625%, Due 10/01/02               3,000,000       3,067,500
Pegasus Media & Communications, Inc. Senior
   Subordinated Notes, Series B, 12.50%,
   Due 7/01/05                                             5,000,000       5,337,500
Pinnacle Entertainment, Inc. Secured Notes,
   Series B, 13.00%, Due 8/15/03                           5,025,000       5,401,875
Players International, Inc. Senior Notes,
   10.875%, Due 4/15/05                                    3,000,000       3,127,500
Price Communications Wireless, Inc. Senior
   Subordinated Notes, 11.75%, Due 7/15/07                 3,000,000       3,255,000
Qwest Communications International, Inc.
   Senior Notes, Series B, 10.875%, Due 4/01/07            3,250,000       3,476,896
R&B Falcon Corporation Senior Notes,
   Series B, 6.50%, Due 4/15/03                            5,700,000       5,244,000
Radio One, Inc. Senior Subordinated Notes,
   Series B, 7.00%, Due 5/15/04
   (Rate Reset Effective 5/15/00)                          5,000,000       5,325,000
Rogers Cablesystems, Ltd. Senior Secured
   Second Priority Notes, 9.625%, Due 8/01/02              1,625,000       1,649,375
SC International Services, Inc. Senior
   Subordinated Notes, 9.25%, Due 9/01/07                  4,500,000       4,117,500
SD Warren Company Debentures, 14.00%,
   Due 12/15/06                                            6,532,207       7,152,767
Selmer Company, Inc. Senior Subordinated
   Notes, 11.00%, Due 5/15/05                              3,945,000       4,102,800

                                                           Shares or
                                                           Principal        Value
                                                            Amount        (Note 2)
------------------------------------------------------------------------------------
Shopper's Food Warehouse Corporation Senior
   Notes, 9.75%, Due 6/15/04                             $ 5,000,000    $  5,250,000
Sprint Spectrum LP/Sprint Spectrum Finance
   Corporation Senior Notes, 11.00%,
   Due 8/15/06                                             3,945,000       4,253,010
Statia Terminals International/Statia Terminals
   Canada, Inc. First Mortgage Notes,
   Series B, 11.75%, Due 11/15/03                          5,935,000       5,905,325
Superior Financial Corporation Senior
   Notes, 8.65%, Due 4/01/03                               2,000,000       1,877,500
Telewest PLC Senior Discount Debentures,
   Zero %, Due 10/01/07 (Rate Reset
   Effective 10/01/00)                                     3,000,000       2,835,000
Tenet Healthcare Corporation Senior
   Notes, 8.625%, Due 12/01/03                             1,000,000         973,048
Triton Energy, Ltd./Triton Energy Corporation
   Senior Notes, 8.75%, Due 4/15/02                        8,000,000       7,960,000
United Stationers Supply Senior Subordinated
   Notes, 12.75%, Due 5/01/05                              4,000,000       4,260,000
Univision Network Holding LP Subordinated
   Notes, 7.00%, Due 12/17/02                              6,000,000       7,920,000
Viacom International, Inc. Senior Subordinated
   Notes, 10.25%, Due 9/15/01                              2,000,000       2,067,480
Waste Management, Inc. Senior Notes:
   6.125%, Due 7/15/01                                     2,000,000       1,907,220
   6.50%, Due 12/15/02                                       500,000         457,891
Young Broadcasting, Inc. Senior Subordinated
   Notes, 11.75%, Due 11/15/04                             2,200,000       2,216,500
------------------------------------------------------------------------------------
Total Corporate Bonds (Cost $204,034,254)                                198,026,986
------------------------------------------------------------------------------------

Convertible Bonds 0.2%
CUC International, Inc. Subordinated
   Notes, 3.00%, Due 2/15/02                                 500,000         460,000
------------------------------------------------------------------------------------
Total Convertible Bonds (Cost $474,760)                                      460,000
------------------------------------------------------------------------------------

Non-Agency Mortgage &
   Asset-Backed Securities 3.8%
Blaylock Mortgage Capital Corporation
   Subordinated Notes, Series 1997-A,
   Class B3, 6.425%, Due 10/25/03
   (Acquired 3/11/98; Cost $1,884,688) (b)                 2,000,000       1,688,120
Lehman Relocation Mortgage Trust Subordinated
   Variable Rate Mortgage-Backed Certificates,
   Series 1997-2, Class B1, 7.1263%,
   Due 6/28/26 (b)                                         2,416,627       1,726,753
Mellon Residential Funding Corporation
   Variable Rate Mortgage Pass-Thru Certificates,
   Series 1999-TBC3:
   Class B-4, 6.5861%, Due 10/20/29 (b)                    1,029,000         808,413
   Class B-5, 6.5861%, Due 10/20/29 (b)                      617,000         467,088
Merrill Lynch Mortgage Investors, Inc. Variable
   Rate Mortgage Pass-Thru Certificates,
   Series 1994-M1, Class E, 8.4393%,
   Due 6/25/22 (Acquired 11/19/98;
   Cost $2,910,000) (b)                                    3,000,000       2,962,605
Oregon Commercial Mortgage, Inc. Variable Rate
   Commercial Mortgage Pass-Thru Certificates,
   Series 1995-1, Class E, 9.9862%, Due 6/25/26 (b)          134,093         133,171
Salomon Brothers Mortgage Securities VII, Inc.
   Mortgage Pass-Thru Certificates, Series 1994-5,
   Class B2, 8.0134%, Due 4/25/24                          1,540,754       1,576,671
------------------------------------------------------------------------------------
Total Non-Agency Mortgage &
   Asset-Backed Securities (Cost $9,972,439)                               9,362,821
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------

STRONG SHORT-TERM HIGH YIELD BOND FUND (continued)
------------------------------------------------------------------------------------
                                                           Shares or
                                                           Principal        Value
                                                            Amount        (Note 2)
------------------------------------------------------------------------------------
PREFERRED STOCKS 5.8%
CSC Holdings, Inc. 11.125% Series M                           65,830    $  7,109,595
NTL, Inc. 13.00% Series B Senior Exchangeable                  7,175       7,336,277
------------------------------------------------------------------------------------
Total Preferred Stocks (Cost $15,247,305)                                 14,445,872
------------------------------------------------------------------------------------

Short-Term Investments (a) 9.4%
Commercial Paper 0.8%
Interest Bearing, Due Upon Demand
Sara Lee Corporation, 5.76%                               $1,481,900       1,481,900
Warner Lambert Company, 5.76%                                 39,000          39,000
Wisconsin Electric Power Company, 5.76%                      409,400         409,400
                                                                        ------------
                                                                           1,930,300
Corporate Bonds 5.8%
ITT Corporation Notes, 6.25%, Due 11/15/00                 7,000,000       6,904,828
Lyondell Chemical Company Debentures,
   9.90%, Due 11/01/00                                     5,000,000       4,995,480
US Air, Inc. Senior Notes, 9.625%, Due 2/01/01             2,660,000       2,628,109
                                                                        ------------
                                                                          14,528,417
Repurchase Agreements 2.8%
ABN-AMRO Inc. (Dated 4/28/00), 5.78%,
   Due 5/01/00 (Repurchase proceeds $7,103,420);
   Collateralized by: U.S. Government & Agency
   Issues (d)                                              7,100,000       7,100,000
------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $23,678,129)                           23,558,717
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
Total Investments in Securities (Cost $253,406,887) 98.7%                245,854,396
Other Assets and Liabilities, Net 1.3%                                     3,229,459
------------------------------------------------------------------------------------
Net Assets 100.0%                                                       $249,083,855
====================================================================================

--------------------------------------------------------------------------------
LEGEND
--------------------------------------------------------------------------------
(a) Short-term investments include any security which has a remaining maturity of less than one year.
(b) Restricted security.
(c) All or a portion of security pledged to cover margin requirements for futures contracts.
(d) See Note 2(I) of Notes to Financial Statements.
(e) All or a portion of security is when-issued.
(f) Non-income producing security.

Percentages are stated as a percent of net assets.

CURRENCY ABBREVIATIONS
--------------------------------------------------------------------------------
CAD    Canadian Dollar
EUR    Euro
GBP    British Pound
USD    United States Dollar

                       See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
-------------------------------------------------------------------------------
April 30, 2000 (Unaudited)

                                                                                       (In Thousands, Except As Noted)

                                                                                        Strong           Strong           Strong
                                                                         Strong        Corporate       Government       Short-Term
                                                                        Bond Fund      Bond Fund     Securities Fund     Bond Fund
                                                                        ---------      ---------     ---------------     ---------
Assets:
    Investments in Securities, at Value
      (Cost of $230,552, $880,710, $1,410,850 and
      $1,174,529, respectively)                                         $225,879        $841,472        $1,385,477       $1,144,133
    Receivable for Securities Sold                                         9,354           6,685            84,340           11,670
    Receivable for Fund Shares Sold                                            1             639               609               87
    Interest and Dividends Receivable                                      3,005          18,070            13,008           18,853
    Other Assets                                                             153              33                --               --
                                                                        --------        --------        ----------       ----------
    Total Assets                                                         238,392         866,899         1,483,434        1,174,743

Liabilities:
    Payable for Securities and Forward
      Foreign Currency Contracts Purchased                                39,307           3,825           252,589            9,027
    Written Options, at Value
      (Premiums Received of $0, $0, $362 and
      $0, respectively)                                                       --              --               180               --
    Payable for Fund Shares Redeemed                                          25             395               415              131
    Dividends Payable                                                      1,113           4,567             5,591            5,833
    Accrued Operating Expenses and Other Liabilities                          68           1,715               131              597
                                                                        --------        --------        ----------       ----------
    Total Liabilities                                                     40,513          10,502           258,906           15,588
                                                                        --------        --------        ----------       ----------
Net Assets                                                              $197,879        $856,397        $1,224,528       $1,159,155
                                                                        ========        ========        ==========       ==========

Net Assets Consist of:
    Capital Stock (par value and paid-in capital)                       $205,747        $937,514        $1,296,604       $1,295,099
    Accumulated Net Investment Income (Loss)                                 (93)            165                --              (43)
    Accumulated Net Realized Loss                                         (3,886)        (40,508)          (46,999)        (104,121)
    Net Unrealized Depreciation                                           (3,889)        (40,774)          (25,077)         (31,780)
                                                                        --------        --------        ----------       ----------
    Net Assets                                                          $197,879        $856,397        $1,224,528       $1,159,155
                                                                        ========        ========        ==========       ==========

Investor Class ($ and shares in full)
    Net Assets                                                        $4,647,157    $846,321,781    $1,213,411,724   $1,138,655,586
    Capital Shares Outstanding (Unlimited Number Authorized)             439,377      82,068,164       120,374,476      122,557,701

Net Asset Value Per Share                                                 $10.58          $10.31            $10.08            $9.29
                                                                          ======          ======            ======            =====

Institutional Class ($ and shares in full)
    Net Assets                                                      $193,215,997      $3,123,517       $11,033,732      $20,483,223
    Capital Shares Outstanding (Unlimited Number Authorized)          18,290,177         303,198         1,094,020        2,202,641

Net Asset Value Per Share                                                 $10.56          $10.30            $10.09            $9.30
                                                                          ======          ======            ======            =====

Advisor Class ($ and shares in full)
    Net Assets                                                           $15,957      $6,951,550           $82,064          $15,886
    Capital Shares Outstanding (Unlimited Number Authorized)               1,510         674,246             8,143            1,709

Net Asset Value Per Share                                                 $10.57          $10.31            $10.08            $9.30
                                                                          ======          ======            ======            =====


                       See Notes to Financial Statements.

-------------------------------------------------------------------------------
April 30, 2000 (Unaudited)

                                                                                  (In Thousands, Except As Noted)

                                                                            Strong High-Yield          Strong Short-Term
                                                                                Bond Fund            High Yield Bond Fund
                                                                            -----------------        --------------------
Assets:
    Investments in Securities, At Value
      (Cost of $746,335 and $253,407, respectively)                              $693,655                   $245,854
    Receivable for Securities Sold                                                  4,131                      1,006
    Receivable for Fund Shares Sold                                                    92                         --
    Interest and Dividends Receivable                                              16,206                      4,851
    Other Assets                                                                    2,698                         51
                                                                                 --------                   --------
    Total Assets                                                                  716,782                    251,762

Liabilities:
    Payable for Securities Purchased                                                1,564                      1,000
    Payable for Fund Shares Redeemed                                                  228                         91
    Dividends Payable                                                               6,277                      1,304
    Accrued Operating Expenses and Other Liabilities                                  550                        283
                                                                                 --------                   --------
    Total Liabilities                                                               8,619                      2,678
                                                                                 --------                   --------
Net Assets                                                                       $708,163                   $249,084
                                                                                 ========                   ========

Net Assets Consist of:
    Capital Stock (par value and paid-in capital)                                $773,494                   $260,888
    Accumulated Net Realized Loss                                                 (12,651)                    (4,252)
    Net Unrealized Depreciation                                                   (52,680)                    (7,552)
                                                                                 --------                   --------
    Net Assets                                                                   $708,163                   $249,084
                                                                                 ========                   ========

Investor Class ($ and shares in full)
    Net Assets                                                               $708,148,453               $249,069,050
    Capital Shares Outstanding (Unlimited Number Authorized)                   68,581,770                 25,112,913

Net Asset Value Per Share                                                          $10.33                      $9.92
                                                                                   ======                      =====

Advisor Class ($ and shares in full)
    Net Assets                                                                    $14,423                    $14,805
    Capital Shares Outstanding (Unlimited Number Authorized)                        1,397                      1,493

NET ASSET VALUE PER SHARE                                                          $10.32                      $9.92
                                                                                   ======                      =====


                       See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
-------------------------------------------------------------------------------
For the Six Months Ended April 30, 2000 (Unaudited)

                                                                                           (In Thousands)

                                                                                      Strong             Strong            Strong
                                                                     Strong          Corporate         Government        Short-Term
                                                                    Bond Fund        Bond Fund       Securities Fund      Bond Fund
                                                                    ---------        ---------       ---------------     ----------
INCOME:
    Interest                                                         $6,527           $33,917            $41,714           $43,651
    Dividends (net of withholding taxes of $0, $10, $0 and
      $3, respectively)                                                 204             1,835                752             2,526
                                                                     ------           -------            -------           -------
    Total Income                                                      6,731            35,752             42,466            46,177

EXPENSES:
    Investment Advisory Fees                                            203             1,584              2,220             2,281
    Administrative Fee - Investor Class                                   2             1,050              1,576             1,498
    Administrative Fee - Institutional Class                             18                --                  1                 2
    Administrative Fee - Advisor Class                                   --                 4                 --                --
    Custodian Fees                                                        9                21                 30                23
    Shareholder Servicing Costs - Investor Class                          1               909              1,202             1,000
    Shareholder Servicing Costs - Institutional Class                    13                --                  1                 1
    Shareholder Servicing Costs - Advisor Class                          --                 3                 --                --
    12b-1 Fees - Advisor Class                                           --                 4                 --                --
    Reports to Shareholders - Investor Class                              1               140                117               205
    Reports to Shareholders - Institutional Class                         7                --                 --                 2
    Federal and State Registration Fees                                  47                49                 43                40
    Other                                                                21                35                 58                61
                                                                     ------           -------            -------           -------
    Total Expenses before Fees Paid Indirectly by Advisor               322             3,799              5,248             5,113
    Fees Paid Indirectly by Advisor - Investor Class                     --               (24)               (21)              (13)
                                                                     ------           -------            -------           -------
    Expenses, Net                                                       322             3,775              5,227             5,100
                                                                     ------           -------            -------           -------
Net Investment Income                                                 6,409            31,977             37,239            41,077

Realized and Unrealized Gain (Loss):
    Net Realized Gain (Loss) on:
      Investments                                                       392           (12,680)            (7,782)           (7,771)
      Futures Contracts, Options and Forward
         Foreign Currency Contracts                                    (356)           (1,364)            (5,350)            2,433
      Foreign Currencies                                                  4              (118)                --                --
                                                                     ------           -------            -------           -------
      Net Realized Gain (Loss)                                           40           (14,162)           (13,132)           (5,338)
    Net Change in Unrealized Appreciation/Depreciation on:
      Investments                                                    (2,929)           (9,854)            (8,029)          (10,084)
      Futures Contracts, Options and Forward
         Foreign Currency Contracts                                   1,054            (1,246)             2,041              (540)
      Foreign Currencies                                                (25)               (8)                --                --
                                                                     ------           -------            -------           -------
      Net Change in Unrealized Appreciation/Depreciation             (1,900)          (11,108)            (5,988)          (10,624)
                                                                     ------           -------            -------           -------
Net Loss on Investments                                              (1,860)          (25,270)           (19,120)          (15,962)
                                                                     ------           -------            -------           -------
Net Increase in Net Assets Resulting from Operations                 $4,549           $ 6,707            $18,119           $25,115
                                                                     ======           =======            =======           =======


                       See Notes to Financial Statements.

-------------------------------------------------------------------------------
For the Six Months Ended April 30, 2000 (Unaudited)
-------------------------------------------------------------------------------

                                                                                                 (In Thousands)

                                                                                   Strong High-Yield         Strong Short-Term
                                                                                       Bond Fund           High Yield Bond Fund
                                                                                   -----------------       --------------------
Income:
    Interest                                                                             $34,442                  $10,413
    Dividends                                                                              3,554                      826
                                                                                         -------                   ------
    Total Income                                                                          37,996                   11,239

Expenses:
    Investment Advisory Fees                                                               1,243                      484
    Administrative Fee - Investor Class                                                      835                      324
    Custodian Fees                                                                            12                        5
    Shareholder Servicing Costs - Investor Class                                             432                      176
    Transfer Agency Banking Charges - Investor Class                                          --                        2
    Reports to Shareholders - Investor Class                                                  96                       29
    Other                                                                                     70                       34
                                                                                         -------                   ------
    Total Expenses before Fees Paid Indirectly by Advisor                                  2,688                    1,054
    Fees Paid Indirectly by Advisor - Investor Class                                         (10)                      --
                                                                                         -------                   ------
    Expenses, Net                                                                          2,678                    1,054
                                                                                         -------                   ------
Net Investment Income                                                                     35,318                   10,185

Realized and Unrealized Gain (Loss):
    Net Realized Gain (Loss) on Investments                                                1,805                   (4,251)
    Net Change in Unrealized Appreciation/Depreciation on Investments                    (23,322)                  (3,503)
                                                                                         -------                   ------
Net Loss on Investments                                                                  (21,517)                  (7,754)
                                                                                         -------                   ------
Net Increase in Net Assets Resulting from Operations                                     $13,801                   $2,431
                                                                                         =======                   ======


                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

                                                                               (In Thousands)

                                                                                                           Strong Corporate
                                                             Strong Bond Fund                                  Bond Fund
                                          ---------------------------------------------------     ---------------------------------
                                          Six Months Ended      Year Ended       Year Ended       Six Months Ended     Year Ended
                                           April 30, 2000      Oct. 31, 1999    Feb. 28, 1999      April 30, 2000     Oct. 31, 1999
                                          ----------------     -------------    -------------     ----------------    -------------
                                             (Unaudited)          (Note 1)                           (Unaudited)
Operations:
    Net Investment Income                      $  6,409           $  6,858         $  5,136            $ 31,977          $ 58,297
    Net Realized Gain (Loss)                         40             (3,704)           1,556             (14,162)          (20,215)
    Net Change in Unrealized
      Appreciation/Depreciation                  (1,900)            (1,937)            (825)            (11,108)          (19,954)
                                               --------           --------         --------            --------          --------
    Net Increase in Net Assets
      Resulting from Operations                   4,549              1,217            5,867               6,707            18,128

Distributions:
    From Net Investment Income:
      Investor Class                                (62)                (1)              --             (30,289)          (58,058)
      Institutional Class                        (6,419)            (6,898)          (5,167)                (62)               (3)
      Advisor Class                                  --                 --               --                (107)               --
    From Net Realized
      Gains - Institutional Class                    --               (732)          (1,721)                 --                --
                                               --------           --------         --------            --------          --------
    Total Distributions                          (6,481)            (7,631)          (6,888)            (30,458)          (58,061)

Capital Share Transactions (Note 4):
    Net Increase in Net Assets from
      Capital Share Transactions                 33,940             37,569           79,173              11,079            90,355
                                               --------           --------         --------            --------          --------
Total Increase (Decrease) in Net Assets          32,008             31,155           78,152             (12,672)           50,422

Net Assets:
    Beginning of Period                         165,871            134,716           56,564             869,069           818,647
                                               --------           --------         --------            --------          --------
    End of Period                              $197,879           $165,871         $134,716            $856,397          $869,069
                                               ========           ========         ========            ========          ========


                       See Notes to Financial Statements.

-------------------------------------------------------------------------------

                                                                                            (In Thousands)

                                                                         Strong Government                Strong Short-Term
                                                                          Securities Fund                     Bond Fund
                                                                --------------------------------   --------------------------------
                                                                Six Months Ended    Year Ended     Six Months Ended    Year Ended
                                                                 April 30, 2000    Oct. 31, 1999    April 30, 2000    Oct. 31, 1999
                                                                ----------------   -------------   ----------------   -------------
                                                                   (Unaudited)                       (Unaudited)
Operations:
    Net Investment Income                                          $   37,239       $   73,567       $   41,077       $   85,378
    Net Realized Loss                                                 (13,132)         (31,092)          (5,338)              (3)
    Net Change in Unrealized Appreciation/Depreciation                 (5,988)         (43,774)         (10,624)         (23,050)
                                                                   -----------      -----------      -----------      -----------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                                        18,119           (1,299)          25,115           62,325

Distributions:
    From Net Investment Income:
      Investor Class                                                  (37,114)         (73,567)         (40,172)         (84,060)
      Institutional Class                                                (231)              (1)            (605)             (27)
      Advisor Class                                                        (1)              --               --               --
    From Net Realized Gains - Investor Class                               --          (27,673)              --               --
                                                                   -----------      -----------       ----------        ---------
    Total Distributions                                               (37,346)        (101,241)         (40,777)         (84,087)

Capital Share Transactions (note 4):
    Net Increase (Decrease) in Net Assets from
      Capital Share Transactions                                      (96,307)         133,700         (110,735)         (21,821)
                                                                   -----------      -----------      -----------        ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                              (115,534)          31,160         (126,397)         (43,583)

NET ASSETS:
    Beginning of Period                                             1,340,062        1,308,902        1,285,552        1,329,135
                                                                   ----------       ----------       ----------       ----------
    End of Period                                                  $1,224,528       $1,340,062       $1,159,155       $1,285,552
                                                                   ==========       ==========       ==========       ==========

                                                                         Strong High-Yield                 Strong Short-Term
                                                                             Bond Fund                   High Yield Bond Fund
                                                                --------------------------------   --------------------------------
                                                                Six Months Ended    Year Ended     Six Months Ended    Year Ended
                                                                 April 30, 2000    Oct. 31, 1999    April 30, 2000    Oct. 31, 1999
                                                                ----------------   -------------   ----------------   -------------
                                                                   (Unaudited)                       (Unaudited)
Operations:
    Net Investment Income                                            $ 35,318         $ 58,548         $ 10,185         $ 15,322
    Net Realized Gain (Loss)                                            1,805          (13,400)          (4,251)             354
    Net Change in Unrealized Appreciation/Depreciation                (23,322)           6,755           (3,503)          (1,822)
                                                                     --------         --------         --------         --------
    Net Increase in Net Assets Resulting from Operations               13,801           51,903            2,431           13,854

Distributions:
    From Net Investment Income - Investor Class                       (35,282)         (58,243)         (10,185)         (15,322)
    From Net Realized Gains - Investor Class                               --           (4,243)             (54)            (632)
                                                                     --------         --------         --------         --------
    Total Distributions                                               (35,282)         (62,486)         (10,239)         (15,954)

Capital Share Transactions (Note 4):
    Net Increase in Net Assets from Capital Share Transactions        134,447          143,280            4,394          148,364
                                                                     --------         --------         --------         --------
Total Increase (Decrease) in Net Assets                               112,966          132,697           (3,414)         146,264

Net Assets:
    Beginning of Period                                               595,197          462,500          252,498          106,234
                                                                     --------         --------         --------         --------
    End of Period                                                    $708,163         $595,197         $249,084         $252,498
                                                                     ========         ========         ========         ========

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
April 30, 2000 (Unaudited)

1.  Organization

    The accompanying financial statements represent the Strong Income Funds (the "Funds"), which include the following funds, each with its own investment objectives and policies:

    - Strong Bond Fund (a series of Strong Income Funds II, Inc.(1)) (formerly known as Strong Institutional Bond Fund, a series of Strong Institutional Funds, Inc.)
    - Strong Corporate Bond Fund, Inc.(1)
    - Strong Government Securities Fund, Inc.(1)
    - Strong Short-Term Bond Fund, Inc.(1)
    - Strong High-Yield Bond Fund (a series of Strong Income Funds, Inc.(1))
    - Strong Short-Term High Yield Bond Fund (a series of Strong Income Funds, Inc.(1))

      (1) A diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended.

    During 1999, the Board of Directors of the Strong Bond Fund approved changing the Fund's fiscal year-end from February 28th to October 31st.

    Effective September 1, 1999, the Strong Bond Fund, Strong Corporate Bond Fund, Strong Government Securities Fund and Strong Short-Term Bond Fund have issued three classes of shares: Investor Class, Institutional Class and Advisor Class. The Advisor Class shares are subject to an annual distribution fee as described in Note 3. Each class of shares has identical rights and privileges except with respect to voting rights on matters pertaining to that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

    Effective March 1, 2000, the Strong High-Yield Bond Fund and Strong Short-Term High Yield Bond Fund issued two classes of shares: Investor Class and Advisor Class. The Advisor Class shares are subject to an annual distribution fee as described in Note 3. Each class of shares has identical rights and privileges except with respect to voting rights on matters pertaining to that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

2.  Significant Accounting Policies

    The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

    (A) Security Valuation -- Securities of the Funds are valued at fair value through valuations obtained by a commercial pricing service or the mean of the bid and asked prices when no last sales price is available. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

         The Funds may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Funds generally bear the costs, if any, associated with the disposition of restricted securities. Aggregate cost and fair value of these restricted securities held at April 30, 2000 were as follows:

                                                         Aggregate           Aggregate          Percent of
                                                           Cost             Fair Value          Net Assets          Liquid*
                                                       ------------        ------------         ----------          -------
         Strong Bond Fund                              $ 27,848,211        $ 27,343,794            13.8%              96.3%
         Strong Corporate Bond Fund                     126,906,091         120,491,016            14.1%             100.0%
         Strong Government Securities Fund               12,213,251          12,665,906             1.0%             100.0%
         Strong Short-Term Bond Fund                    274,697,465         266,601,808            23.0%              81.6%
         Strong High-Yield Bond Fund                    183,083,245         181,117,365            25.6%              96.8%
         Strong Short-Term High Yield Bond Fund           8,227,566           7,786,150             3.1%              40.3%

         *Percentage of restricted securities which are either Section 4(2) commercial paper or are eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and also have been determined to be liquid by the Advisor based upon guidelines established by the Funds' Board of Directors.

    (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is required.

--------------------------------------------------------------------------------

         Net investment income and net realized gains for financial statement purposes may differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

         Each Fund generally pays dividends from net investment income monthly and distributes any net capital gains that it realizes annually. Dividends are declared on each day that the net asset value is calculated, except for bank holidays.

    (C) Realized Gains and Losses on Investment Transactions -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

    (D) Certain Investment Risks -- The Funds may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Fund's investment objectives and limitations. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

         Investments in foreign denominated assets or forward currency contracts may involve greater risks than domestic investments due to currency, political, economic, regulatory and market risks.

    (E) Futures -- Upon entering into a futures contract, the Funds pledge to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. Additional securities held by the Funds may be designated as collateral on open futures contracts. The Funds also receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin," and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

    (F) Options -- The Funds may write put or call options. Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option expires, is exercised, or is closed, the Funds realize a gain or loss, and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. Securities held by the Funds may be designated as collateral on written options.

    (G) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted daily to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

    (H) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

    (I) Repurchase Agreements -- The Funds may enter into repurchase agreements with institutions that the Funds' investment advisor, Strong Capital Management, Inc. ("the Advisor"), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Funds require that the collateral, represented by securities (primarily U.S. Government securities), in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Funds to obtain those securities in the event of a default of the repurchase agreement. On a daily basis, the Advisor monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amounts owed to the Funds under each repurchase agreement.

    (J) Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

    (K) Other -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts.

--------------------------------------------------------------------------------
April 30, 2000 (Unaudited)

3.  Related Party Transactions

    The Advisor, with whom certain officers and directors of the Funds are affiliated, provides investment advisory, administrative, shareholder recordkeeping and related services to the Funds. Investment advisory and administrative fees, which are established by terms of the Advisory Agreements, are based on the following annualized rates of the average daily net assets of the respective Fund:

                                                                      Administrative         Administrative          Administrative
                                                                          Fees -                 Fees -                  Fees -
                                                  Advisory Fees       Investor Class       Institutional Class        Advisor Class
                                                     Nov. 1,              Nov. 1,                Nov. 1,                 Nov. 1,
                                                 1999-April 30,       1999-April 30,         1999-April 30,          1999-April 30,
                                                      2000                 2000                   2000                    2000
                                                 --------------       --------------       -------------------       --------------
    Strong Bond Fund                                  0.23%                0.25%                  0.02%                   0.25%
    Strong Corporate Bond Fund                        0.375%               0.25%                  0.02%                   0.25%
    Strong Government Securities Fund                 0.35%                0.25%                  0.02%                   0.25%
    Strong Short-Term Bond Fund                       0.375%               0.25%                  0.02%                   0.25%
    Strong High-Yield Bond Fund                       0.375%               0.25%                    *                     0.25%**
    Strong Short-Term High Yield Bond Fund            0.375%               0.25%                    *                     0.25%**

    *The Strong High-Yield Bond Fund and the Strong Short-Term High Yield Bond
     Fund do not offer Institutional Class shares.
    **Effective March 1, 2000.

    Based on the terms of the Advisory Agreements, advisory fees, administrative fees and other expenses will be waived or absorbed by the Advisor if the Fund's operating expenses exceed 2% of the average daily net assets of the Fund. In addition, the Fund's Advisor may voluntarily waive or absorb certain expenses at its discretion. Shareholder recordkeeping and related service fees are based on contractually established rates for each open and closed shareholder account. The Advisor also allocates to each Fund certain charges or credits resulting from transfer agency banking activities based on each Fund's level of subscription and redemption activity. Charges allocated to the Funds by the Advisor are included in Other Expenses in the Funds' Statement of Operations, except where indicated. Credits allocated by the Advisor serve to reduce the shareholder servicing expenses incurred by the Funds and are reported as Fees Paid Indirectly by Advisor in the Funds' Statement of Operations. The Advisor is also compensated for certain other services related to costs incurred for reports to shareholders.

    The Funds have entered into a distribution agreement with Strong Investments, Inc. (the "Distributor"), pursuant to Rule 12b-1 under the 1940 Act, on behalf of each of the Fund's Advisor Class shares. Under the agreement, the Distributor is paid an annual rate of 0.25% of the average daily net assets of the Advisor Class shares as compensation for services provided and expenses incurred, including amounts paid to brokers or dealers, in connection with the sale of each Fund's shares. 12b-1 fees (over $1,000) incurred by the Funds are reported in the Funds' Statements of Operations. During the period November 1, 1999 to April 30, 2000, 12b-1 fees (under $1,000) incurred by Strong Bond Fund, Strong Government Securities Fund, Strong Short-Term Bond Fund, Strong High-Yield Bond Fund and Strong Short-Term High Yield Bond Fund were $11, $42, $11, $6 and $6, respectively.

    The Funds may invest cash in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate investment advisory fees, advisory fees of each Fund are reduced by an amount equal to advisory fees paid to the Advisor under its investment advisory agreements with the money market funds.

    Certain information regarding related party transactions, excluding the effect of waivers and absorptions, for the six months ended April 30, 2000 is as follows:

                                               Payable to/(Receivable    Shareholder Servicing     Transfer Agency     Unaffiliated
                                                  from) Advisor at        and Other Expenses           Banking          Directors'
                                                   April 30, 2000           Paid to Advisor       Charges/(Credits)        Fees
                                               ----------------------    ---------------------    -----------------    ------------
    Strong Bond Fund                                  $25,133                    $14,256                  ($63)           $2,910
    Strong Corporate Bond Fund                         37,617                    914,048               (23,865)           12,898
    Strong Government Securities Fund                   8,332                  1,204,515               (21,060)           19,691
    Strong Short-Term Bond Fund                       145,394                  1,004,463               (13,001)           18,881
    Strong High-Yield Bond Fund                       (46,279)                   432,892                (9,657)            9,800
    Strong Short-Term High Yield Bond Fund             36,104                    176,709                 2,179             4,346

    The Advisor owns 100%, 19.5%, 100%, 99% and 100% of the outstanding Advisor Class shares of the Strong Bond Fund, Strong Government Securities Fund, Strong Short-Term Bond Fund, Strong High-Yield Bond Fund, and Strong Short-Term High Yield Bond Fund, respectively. One shareholder owns 80.5% of the outstanding Advisor Class shares of the Strong Government Securities Fund.

--------------------------------------------------------------------------------

4.  Capital Share Transactions

                                                                                          Strong Bond Fund
                                                                   -------------------------------------------------------------
                                                                   Six Months Ended          Year Ended             Year Ended
                                                                    April 30, 2000          Oct. 31, 1999          Feb. 28, 1999
                                                                   ----------------         -------------          -------------
                                                                      (Unaudited)             (Note 1)
Capital Share transactions of each class of
    shares of the Funds were as follows:

INVESTOR CLASS
    Proceeds from Shares Sold                                         $ 4,943,438            $    50,909             $        --
    Proceeds from Reinvestment of Distributions                            35,824                     29                      --
    Payment for Shares Redeemed                                          (331,018)               (26,443)                     --
                                                                      -----------            -----------             -----------

    Net Increase in Net Assets from
      Capital Share Transactions                                        4,648,244                 24,495                      --

INSTITUTIONAL CLASS
    Proceeds from Shares Sold                                          64,758,498             46,264,460              86,338,180
    Proceeds from Reinvestment of Distributions                         6,155,178              7,303,493               6,064,592
    Payment for Shares Redeemed                                       (41,636,162)           (16,024,859)            (13,230,237)
                                                                     -------------          -------------            ------------
    Net Increase in Net Assets from
      Capital Share Transactions                                       29,277,514             37,543,094              79,172,535

ADVISOR CLASS
    Proceeds from Shares Sold                                              15,000                  1,000                      --
    Proceeds from Reinvestment of Distributions                                --                     --                      --
    Payment for Shares Redeemed                                                --                     --                      --
                                                                      -----------            -----------             -----------
    Net Increase in Net Assets from
      Capital Share Transactions                                           15,000                  1,000                      --
                                                                      -----------            -----------             -----------

Net Increase in Net Assets from
    Capital Share Transactions                                        $33,940,758            $37,568,589             $79,172,535
                                                                      ===========            ===========             ===========

Transactions in Shares of each class of
    the Funds were as follows:

INVESTOR CLASS
    Sold                                                                  464,930                  4,755                      --
    Issued in Reinvestment of Distributions                                 3,370                      3                      --
    Redeemed                                                              (31,191)                (2,490)                     --
                                                                        ---------              ---------               ---------
    Net Increase in Shares                                                437,109                  2,268                      --

INSTITUTIONAL CLASS
    Sold                                                                6,089,109              4,218,165               7,695,552
    Issued in Reinvestment of Distributions                               578,609                669,679                 542,552
    Redeemed                                                           (3,913,660)            (1,470,954)             (1,180,209)
                                                                        ---------              ---------               ---------
    Net Increase in Shares                                              2,754,058              3,416,890               7,057,895

ADVISOR CLASS
    Sold                                                                    1,417                     94                      --
    Issued in Reinvestment of Distributions                                    --                     --                      --
    Redeemed                                                                   --                     --                      --
                                                                        ---------              ---------               ---------
    Net Increase in Shares                                                  1,417                     94                      --
                                                                        ---------              ---------               ---------
Net Increase in Shares of the Fund                                      3,192,584              3,419,252               7,057,895
                                                                        =========              =========               =========

-------------------------------------------------------------------------------
April 30, 2000 (Unaudited)

                                                                 Strong Corporate                        Strong Government
                                                                     Bond Fund                            Securities Fund
                                                       ----------------------------------      -----------------------------------
                                                       Six Months Ended      Year Ended        Six Months Ended       Year Ended
                                                        April 30, 2000      Oct. 31, 1999       April 30, 2000       Oct. 31, 1999
                                                       ----------------     -------------      ----------------      -------------
                                                          (Unaudited)         (Note 1)            (Unaudited)          (Note 1)
Capital Share transactions of each class of
    shares of the Funds were as follows:

INVESTOR CLASS
    Proceeds from Shares Sold                             $202,881,872       $429,535,815         $279,047,715        $755,357,728
    Proceeds from Reinvestment of Distributions             24,744,364         49,946,788           33,898,375          91,843,389
    Payment for Shares Redeemed                           (226,033,140)      (389,860,325)        (420,233,720)       (713,679,897)
                                                          ------------       ------------         ------------        ------------
    Net Increase (Decrease) in Net Assets from
      Capital Share Transactions                             1,593,096         89,622,278         (107,287,630)        133,521,220

INSTITUTIONAL CLASS
    Proceeds from Shares Sold                                2,400,635            731,831           12,147,334             177,782
    Proceeds from Reinvestment of Distributions                 48,916                 --              180,433                  --
    Payment for Shares Redeemed                                 (8,000)                --           (1,428,624)                 --
                                                          ------------       ------------         ------------        ------------
    Net Increase in Net Assets from
      Capital Share Transactions                             2,441,551            731,831           10,899,143             177,782

ADVISOR CLASS
    Proceeds from Shares Sold                                7,270,391              1,000               80,475               1,000
    Proceeds from Reinvestment of Distributions                 75,201                 --                  639                  --
    Payment for Shares Redeemed                               (301,436)                --                   --                  --
                                                          ------------       ------------         ------------        ------------
    Net Increase in Net Assets from
      Capital Share Transactions                             7,044,156              1,000               81,114               1,000
                                                          ------------       ------------         ------------        ------------
Net Increase (Decrease) In Net Assets
    from Capital Share Transactions                       $ 11,078,803       $ 90,355,109        ($ 96,307,373)       $133,700,002
                                                          ============       ============         ============        ============

Transactions In Shares Of Each Class Of
    The Funds Were As Follows:

INVESTOR CLASS
    Sold                                                    19,325,807         39,176,996           27,568,378          71,553,931
    Issued in Reinvestment of Distributions                  2,354,982          4,551,881            3,348,920           8,657,453
    Redeemed                                               (21,539,553)       (35,637,373)         (41,564,691)        (67,792,818)
                                                            ----------         ----------           ----------          ----------
    Net Increase (Decrease) in Shares                          141,236          8,091,504          (10,647,393)         12,418,566

INSTITUTIONAL CLASS
    Sold                                                       229,468             69,830            1,199,982              17,429
    Issued in Reinvestment of Distributions                      4,671                 --               17,878                  --
    Redeemed                                                      (771)                --             (141,270)                 --
                                                            ----------         ----------           ----------          ----------
    Net Increase in Shares                                     233,368             69,830            1,076,590              17,429

ADVISOR CLASS
    Sold                                                       695,738                 95                7,982                  98
    Issued in Reinvestment of Distributions                      7,179                 --                   63                  --
    Redeemed                                                   (28,765)                --                   --                  --
                                                            ----------         ----------           ----------          ----------
    Net Increase in Shares                                     674,152                 95                8,045                  98
                                                            ----------         ----------           ----------          ----------
Net Increase (Decrease) in Shares of the Fund                1,048,756          8,161,429           (9,562,758)         12,436,093
                                                            ==========         ==========           ==========          ==========

------------------------------------------------------------------------------------------------------------------------------------

                                                                              Strong Short-Term
                                                                                   Bond Fund
                                                                    --------------------------------------
                                                                    Six Months Ended          Year Ended
                                                                     April 30, 2000          Oct. 31, 1999
                                                                    ----------------         -------------
                                                                       (Unaudited)              (Note 1)
Capital Share transactions of each class of
    shares of the Funds were as follows:

INVESTOR CLASS
    Proceeds from Shares Sold                                          $183,433,464           $508,980,681
    Proceeds from Reinvestment of Distributions                          34,356,798             71,427,426
    Payment for Shares Redeemed                                        (335,851,087)          (615,610,523)
                                                                       ------------           ------------
    Net Decrease in Net Assets from
      Capital Share Transactions                                       (118,060,825)           (35,202,416)

INSTITUTIONAL CLASS
    Proceeds from Shares Sold                                             7,779,178             13,380,825
    Proceeds from Reinvestment of Distributions                             520,751                     --
    Payment for Shares Redeemed                                            (989,223)                    --
                                                                       ------------           ------------
    Net Increase in Net Assets from
      Capital Share Transactions                                          7,310,706             13,380,825

ADVISOR CLASS
    Proceeds from Shares Sold                                                15,000                  1,000
    Proceeds from Reinvestment of Distributions                                  --                     --
    Payment for Shares Redeemed                                                  --                     --
                                                                       ------------           ------------
    Net Increase in Net Assets from
      Capital Share Transactions                                             15,000                  1,000
                                                                       ------------           ------------
Net Decrease in Net Assets from
    Capital Share Transactions                                        ($110,735,119)         ($ 21,820,591)
                                                                       ============           ============

Transactions in shares of each class of
    the Funds were as follows:

INVESTOR CLASS
    Sold                                                                 19,588,133             53,341,059
    Issued in Reinvestment of Distributions                               3,667,951              7,487,998
    Redeemed                                                            (35,865,253)           (64,563,131)
                                                                         ----------             ----------
    Net Decrease in Shares                                              (12,609,169)            (3,734,074)

INSTITUTIONAL CLASS
    Sold                                                                    829,194              1,423,492
    Issued in Reinvestment of Distributions                                  55,589                     --
    Redeemed                                                               (105,634)                    --
                                                                         ----------             ----------
    Net Increase in Shares                                                  779,149              1,423,492

ADVISOR CLASS
    Sold                                                                      1,603                    106
    Issued in Reinvestment of Distributions                                      --                     --
    Redeemed                                                                     --                     --
                                                                         ----------             ----------
    Net Increase in Shares                                                    1,603                    106
                                                                         ----------             ----------
Net Decrease in Shares of the Fund                                      (11,828,417)            (2,310,476)
                                                                         ==========             ==========

NOTES TO FINANCIAL STATEMENTS (continued)
------------------------------------------------------------------------------------------------------------------------------------
April 30, 2000 (Unaudited)

                                                              Strong High-Yield                         Strong Short-Term High
                                                                  Bond Fund                                Yield Bond Fund
                                                     --------------------------------             ---------------------------------
                                                     Six Months Ended    Year Ended               Six Months Ended     Year Ended
                                                      April 30, 2000    Oct. 31, 1999              April 30, 2000     Oct. 31, 1999
                                                     ----------------   -------------             ----------------    -------------
                                                        (Unaudited)                                  (Unaudited)
Capital Share transactions of each class of
    shares of the Funds were as follows:

INVESTOR CLASS
    Proceeds from Shares Sold                           $299,028,612     $521,184,654                $151,018,108      $301,740,464
    Proceeds from Reinvestment of Distributions           25,681,943       47,980,853                   9,098,574        12,650,126
    Payment for Shares Redeemed                         (190,278,404)    (425,885,389)               (155,737,749)     (166,026,909)
                                                        ------------     ------------                ------------      ------------
    Net Increase in Net Assets from
      Capital Share Transactions                         134,432,151      143,280,118                   4,378,933       148,363,681

ADVISOR CLASS
    Proceeds from Shares Sold                                 15,060               --                      15,025                --
    Proceeds from Reinvestment of Distributions                   --               --                          --                --
    Payment for Shares Redeemed                                   --               --                         (25)               --
                                                        ------------     ------------                ------------      ------------
    Net Increase in Net Assets from
      Capital Share Transactions                              15,060               --                      15,000                --
                                                        ------------     ------------                ------------      ------------
Net Increase in Net Assets from
    Capital Share Transactions                          $134,447,211     $143,280,118                $  4,393,933      $148,363,681
                                                        ============     ============                ============      ============

Transactions in Shares of each class of
   the Funds were as follows:

INVESTOR CLASS
    Sold                                                  27,889,614       47,126,183                  14,951,708        29,118,632
    Issued in Reinvestment of Distributions                2,410,113        4,349,203                     900,748         1,223,033
    Redeemed                                             (17,869,890)     (38,435,669)                (15,458,284)      (16,039,459)
                                                          ----------       ----------                  ----------        ----------
    Net Increase in Shares of the Fund                    12,429,837       13,039,717                     394,172        14,302,206

ADVISOR CLASS
    Sold                                                       1,397               --                       1,495                --
    Issued in Reinvestment of Distributions                       --               --                          --                --
    Redeemed                                                      --               --                          (3)               --
                                                          ----------       ----------                  ----------        ----------
    Net Increase in Shares of the Fund                         1,397               --                       1,492                --
                                                          ----------       ----------                  ----------        ----------
Net Increase in Shares of the Fund                        12,431,234       13,039,717                     395,664        14,302,206
                                                          ==========       ==========                  ==========        ==========

5.  Investment Transactions

    The aggregate purchases and sales of long-term securities for the six months ended April 30, 2000 were as follows:

                                                             Purchases                                          Sales
                                                ----------------------------------              ----------------------------------
                                                U.S. Government                                 U.S. Government
                                                  and Agency              Other                    and Agency             Other
                                                ---------------       ------------              ---------------       ------------
    Strong Bond Fund                            $  265,584,030        $210,152,952              $  246,717,826        $185,115,387
    Strong Corporate Bond Fund                     433,173,938         871,040,209                 435,396,253         870,260,238
    Strong Government Securities Fund            1,889,927,841         197,748,979               1,770,751,674         240,244,931
    Strong Short-Term Bond Fund                    148,599,477         326,360,678                 172,443,967         416,767,963
    Strong High-Yield Bond Fund                             --         398,662,347                          --         292,392,311
    Strong Short-Term High Yield Bond Fund                  --         109,830,365                          --         104,734,809

6.  Line of Credit

    The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund's total assets or any explicit borrowing limits in the Fund's prospectus. Principal and interest on each borrowing under the LOC are due not more than 60 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.08% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds. At April 30, 2000, there were no borrowings by the Funds under the LOC.

7.  Income Tax Information

    The investment cost, gross unrealized appreciation and depreciation on investments and capital loss carryovers (expiring in varying amounts through 2007) for federal income tax purposes were as follows:

                                                                   at April 30, 2000                           at October 31, 1999
                                             --------------------------------------------------------------    -------------------
                                               Federal Tax     Unrealized      Unrealized           Net          Net Capital Loss
                                                  Cost        Appreciation    Depreciation     Depreciation         Carryovers
                                             --------------   ------------    ------------     ------------      ----------------
    Strong Bond Fund                         $  230,749,171   $   543,551     $ 5,413,996      $ 4,870,445         $        --
    Strong Corporate Bond Fund                  881,536,065       647,433      40,711,721       40,064,288          26,021,145
    Strong Government Securities Fund         1,414,005,630     3,174,074      31,655,025       28,480,951          28,942,438
    Strong Short-Term Bond Fund               1,181,873,928            --      37,740,667       37,740,667          95,200,461
    Strong High-Yield Bond Fund                 746,865,899    14,845,254      68,056,060       53,210,806          14,013,144
    Strong Short-Term High Yield Bond Fund      253,407,600       697,240       8,250,444        7,553,204                  --

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
STRONG BOND FUND - INVESTOR CLASS
-------------------------------------------------------------------------------

                                                                                 Period Ended
                                                                           -----------------------
                                                                             April 30,  Oct. 31,
Selected Per-Share Data (a)                                                   2000(b)    1999(c)
--------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                          $10.69     $10.68
Income From Investment Operations:
   Net Investment Income                                                        0.20       0.12
   Net Realized and Unrealized Gains on Investments                             0.06       0.01
--------------------------------------------------------------------------------------------------
   Total from Investment Operations                                             0.26       0.13
Less Distributions:
   From Net Investment Income                                                  (0.37)     (0.12)
--------------------------------------------------------------------------------------------------
   Total Distributions                                                         (0.37)     (0.12)
--------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                $10.58     $10.69
==================================================================================================

Ratios and Supplemental Data
--------------------------------------------------------------------------------------------------
   Total Return                                                                 +2.4%      +1.2%
   Net Assets, End of Period (In Millions)                                         $5         $0(d)
   Ratio of Expenses to Average Net Assets without
      Fees Paid Indirectly by Advisor                                            0.8%*      0.6%*
   Ratio of Expenses to Average Net Assets                                       0.7%*      0.6%*
   Ratio of Net Investment Income (Loss) to Average Net Assets                  (1.2%)*     7.7%*
   Portfolio Turnover Rate(e)                                                  235.2%     250.7%

STRONG BOND FUND - INSTITUTIONAL CLASS
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                Period Ended
                                                                          ----------------------------------------------------------
                                                                             April 30,   Oct. 31,   Feb. 28,  Feb. 28,   Dec. 31,
Selected Per-Share Data(a)                                                    2000(b)    1999(f)      1999     1998(g)     1997
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                          $10.67      $11.12     $11.18    $11.06     $10.00
Income From Investment Operations:
   Net Investment Income                                                        0.39        0.48       0.67      0.11       0.66
   Net Realized and Unrealized Gains (Losses) on Investments                   (0.11)      (0.39)      0.19      0.12       1.18
------------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                             0.28        0.09       0.86      0.23       1.84
Less Distributions:
   From Net Investment Income                                                  (0.39)      (0.48)     (0.68)    (0.11)     (0.66)
   In Excess of Net Investment Income                                             --          --         --     (0.00)(h)     --
   From Net Realized Gains                                                        --       (0.06)     (0.24)       --      (0.12)
------------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                                         (0.39)      (0.54)     (0.92)    (0.11)     (0.78)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                $10.56      $10.67     $11.12    $11.18     $11.06
====================================================================================================================================


Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
   Total Return                                                                +2.6%       +0.9%      +7.9%     +2.1%     +18.9%
   Net Assets, End of Period (In Millions)                                      $193        $166       $135       $57        $52
   Ratio of Expenses to Average Net Assets without Waivers or Absorptions       0.4%*       0.4%*      0.4%      0.4%*      0.7%
   Ratio of Expenses to Average Net Assets                                      0.4%*       0.4%*      0.4%      0.4%*      0.4%
   Ratio of Net Investment Income to Average Net Assets                         7.3%*       6.6%*      6.0%      6.2%*      6.3%
   Portfolio Turnover Rate(e)                                                 235.2%      250.7%     305.4%     68.1%     358.6%

   * Calculated on an annualized basis.
 (a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
 (b) For the six months ended April 30, 2000 (unaudited).
 (c) For the period from September 1, 1999 (Commencement of Class) to
     October 31, 1999 (Note 1).
 (d) Amount calculated is less than $500,000.
 (e) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 (f) In 1999, the Fund changed its fiscal year-end from February to October (Note 1).
 (g) In 1997, the Fund changed its fiscal year-end from December to February.
 (h) Amount calculated is less than $0.01.


46
                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)
------------------------------------------------------------------------------------------------------------------------------------

STRONG BOND FUND - ADVISOR CLASS
-------------------------------------------------------------------------------------------------------
                                                                                    Period Ended
                                                                             --------------------------
                                                                                April 30,   Oct. 31,
Selected Per-Share Data(a)                                                        2000(b)    1999(c)
-------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                              $10.68     $10.68
Income From Investment Operations:
   Net Investment Income                                                            0.34       0.11
   Net Realized and Unrealized Losses on Investments                               (0.11)        --
-------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                                 0.23       0.11
Less Distributions:
   From Net Investment Income                                                      (0.34)     (0.11)
-------------------------------------------------------------------------------------------------------
   Total Distributions                                                             (0.34)     (0.11)
-------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                    $10.57     $10.68
=======================================================================================================

-------------------------------------------------------------------------------------------------------
Ratios and Supplemental Data
-------------------------------------------------------------------------------------------------------
   Total Return                                                                    +2.2%      +1.0%
   Net Assets, End of Period (In Millions)                                            $0(d)      $0(d)
   Ratio of Expenses to Average Net Assets without Waivers or Absorptions           1.2%*      1.3%*
   Ratio of Expenses to Average Net Assets                                          1.1%*      1.3%*
   Ratio of Net Investment Income to Average Net Assets                             6.7%*      6.2%*
   Portfolio Turnover Rate(e)                                                     235.2%     250.7%

STRONG CORPORATE BOND FUND - INVESTOR CLASS
------------------------------------------------------------------------------------------------------------------------------------

                                                                                             Period Ended
                                                                   -----------------------------------------------------------------
                                                                    April 30,   Oct. 31,   Oct. 31,  Oct. 31,   Oct. 31,   Oct. 31,
Selected Per-Share Data(a)                                            2000(b)     1999       1998      1997       1996      1995(f)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                  $10.60     $11.09     $11.08    $10.64     $10.56     $ 9.36
Income From Investment Operations:
   Net Investment Income                                                0.40       0.73       0.73      0.74       0.73       0.63
   Net Realized and Unrealized Gains (Losses) on Investments           (0.31)     (0.49)      0.02      0.44       0.08       1.22
------------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                     0.09       0.24       0.75      1.18       0.81       1.85
Less Distributions:
   From Net Investment Income                                          (0.38)     (0.73)     (0.73)    (0.74)     (0.73)     (0.63)
   In Excess of Net Investment Income                                     --         --      (0.01)       --         --      (0.02)
------------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                                 (0.38)     (0.73)     (0.74)    (0.74)     (0.73)     (0.65)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                        $10.31     $10.60     $11.09    $11.08     $10.64     $10.56
====================================================================================================================================

Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
   Total Return                                                        +0.8%      +2.2%      +6.8%    +11.5%      +8.0%     +20.3%
   Net Assets, End of Period (In Millions)                              $846       $868       $819      $492       $298       $218
   Ratio of Expenses to Average Net Assets without
      Fees Paid Indirectly by Advisor                                   0.9%*      0.8%       0.9%      1.0%       1.0%       1.0%*
   Ratio of Expenses to Average Net Assets                              0.9%*      0.8%       0.9%      1.0%       1.0%       1.0%*
   Ratio of Net Investment Income to Average Net Assets                 7.6%*      6.7%       6.5%      6.8%       7.0%       7.5%*
   Portfolio Turnover Rate(e)                                         156.8%     403.2%     366.9%    542.4%     672.8%     621.4%

   * Calculated on an annualized basis.
 (a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
 (b) For the six months ended April 30, 2000 (unaudited).
 (c) For the period from September 1, 1999 (Commencement of Class) to October 31, 1999 (Note 1).
 (d) Amount calculated is less than $500,000.
 (e) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 (f) In 1995, the Fund changed its fiscal year-end from December to October.


                                                                              47
                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)
------------------------------------------------------------------------------------------------------------------------------------

STRONG CORPORATE BOND FUND - INSTITUTIONAL CLASS
--------------------------------------------------------------------------------------------------

                                                                                Period Ended
                                                                          ------------------------
                                                                            April 30,   Oct. 31,
Selected Per-Share Data(a)                                                    2000(b)    1999(c)
--------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                          $10.59     $10.58
Income From Investment Operations:
   Net Investment Income                                                        0.40       0.13
   Net Realized and Unrealized Gains (Losses) on Investments                   (0.29)      0.01
--------------------------------------------------------------------------------------------------
   Total from Investment Operations                                             0.11       0.14
Less Distributions:
   From Net Investment Income                                                  (0.40)     (0.13)
--------------------------------------------------------------------------------------------------
   Total Distributions                                                         (0.40)     (0.13)
--------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                $10.30     $10.59
==================================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------------------------
   Total Return                                                                +1.0%      +1.4%
   Net Assets, End of Period (In Millions)                                        $3         $1
   Ratio of Expenses to Average Net Assets                                      0.5%*      0.4%*
   Ratio of Net Investment Income to Average Net Assets                         7.7%*      6.9%*
   Portfolio Turnover Rate(d)                                                 156.8%     403.2%


STRONG CORPORATE BOND FUND - ADVISOR CLASS
------------------------------------------------------------------------------------------------------------------------------------

                                                                                 Period Ended
                                                                          ------------------------
                                                                            April 30,   Oct. 31,
Selected Per-Share Data(a)                                                    2000(b)    1999(c)
--------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                          $10.59     $10.58
Income From Investment Operations:
   Net Investment Income                                                        0.36       0.12
   Net Realized and Unrealized Gains (Losses) on Investments                   (0.28)      0.01
--------------------------------------------------------------------------------------------------
   Total from Investment Operations                                             0.08       0.13
Less Distributions:
   From Net Investment Income                                                  (0.36)     (0.12)
--------------------------------------------------------------------------------------------------
   Total Distributions                                                         (0.36)     (0.12)
--------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                $10.31     $10.59
==================================================================================================


Ratios and Supplemental Data
--------------------------------------------------------------------------------------------------
   Total Return                                                                +0.8%      +1.2%
   Net Assets, End of Period (In Millions)                                        $7         $0(e)
   Ratio of Expenses to Average Net Assets without
      Fees Paid Indirectly by Advisor                                           1.1%*      1.2%*
   Ratio of Expenses to Average Net Assets                                      1.1%*      1.2%*
   Ratio of Net Investment Income to Average Net Assets                         6.7%*      6.8%*
   Portfolio Turnover Rate(d)                                                 156.8%     403.2%

   * Calculated on an annualized basis.
 (a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
 (b) For the six months ended April 30, 2000 (unaudited).
 (c) For the period from September 1, 1999 (Commencement of Class) to October 31, 1999 (Note 1).
 (d) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 (e) Amount calculated is less than $500,000.


48
                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)
------------------------------------------------------------------------------------------------------------------------------------

STRONG GOVERNMENT SECURITIES FUND - INVESTOR CLASS
------------------------------------------------------------------------------------------------------------------------------------

                                                                                            Period Ended
                                                                  ------------------------------------------------------------------
                                                                    April 30,  Oct. 31,   Oct. 31,  Oct. 31,   Oct. 31,   Oct. 31,
Selected Per-Share Data(a)                                           2000(b)     1999       1998      1997       1996      1995(c)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                 $10.23     $11.04     $10.70    $10.44     $10.60     $ 9.63
Income From Investment Operations:
   Net Investment Income                                               0.30       0.58       0.60      0.65       0.63       0.54
   Net Realized and Unrealized Gains (Losses) on Investments          (0.15)     (0.58)      0.34      0.26      (0.16)      0.99
------------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                    0.15       0.00       0.94      0.91       0.47       1.53
Less Distributions:
   From Net Investment Income                                         (0.30)     (0.58)     (0.60)    (0.65)     (0.63)     (0.54)
   In Excess of Net Investment Income                                    --         --         --        --         --      (0.02)
   From Net Realized Gains                                               --      (0.23)        --        --         --         --
------------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                                (0.30)     (0.81)     (0.60)    (0.65)     (0.63)     (0.56)
------------------------------------------------------------------------------------------------------------------------------------
 Net Asset Value, End of Period                                      $10.08     $10.23     $11.04    $10.70     $10.44     $10.60
====================================================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
   Total Return                                                       +1.5%       0.0%(d)  +9.1%      +9.1%      +4.6%     +16.2%
   Net Assets, End of Period (In Millions)                           $1,213     $1,340    $1,309       $843       $638       $456
   Ratio of Expenses to Average Net Assets without
      Fees Paid Indirectly by Advisor                                  0.8%*      0.8%      0.8%       0.8%       0.9%       0.9%*
   Ratio of Expenses to Average Net Assets                             0.8%*      0.8%      0.8%       0.8%       0.9%       0.9%*
   Ratio of Net Investment Income to Average Net Assets                5.9%*      5.5%      5.5%       6.2%       6.0%       6.2%*
   Portfolio Turnover Rate(e)                                        157.6%     185.3%    284.1%     474.9%     457.6%     409.2%

STRONG GOVERNMENT SECURITIES FUND - INSTITUTIONAL CLASS
--------------------------------------------------------------------------------------------------

                                                                                 Period Ended
                                                                          ------------------------
                                                                            April 30,   Oct. 31,
Selected Per-Share Data(a)                                                    2000(b)    1999(f)
--------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                          $10.22     $10.21
Income From Investment Operations:
   Net Investment Income                                                        0.32       0.11
   Net Realized and Unrealized Gains (Losses) on Investments                   (0.13)      0.01
--------------------------------------------------------------------------------------------------
   Total from Investment Operations                                             0.19       0.12
Less Distributions:
   From Net Investment Income                                                  (0.32)     (0.11)
--------------------------------------------------------------------------------------------------
   Total Distributions                                                         (0.32)     (0.11)
--------------------------------------------------------------------------------------------------
 Net Asset Value, End of Period                                               $10.09     $10.22
==================================================================================================


Ratios and Supplemental Data
---------------------------------------------------------------------------------------------------
   Total Return                                                                +1.9%      +1.1%
   Net Assets, End of Period (In Millions)                                       $11         $0(g)
   Ratio of Expenses to Average Net Assets                                      0.4%*      0.4%*
   Ratio of Net Investment Income to Average Net Assets                         6.3%*      5.9%*
   Portfolio Turnover Rate(e)                                                 157.6%     185.3%

   * Calculated on an annualized basis.
 (a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
 (b) For the six months ended April 30, 2000 (unaudited).
 (c) In 1995, the Fund changed its fiscal year-end from December to October.
 (d) Amount calculated is less than 0.1%.
 (e) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 (f) For the period from September 1, 1999 (Commencement of Class) to October 31, 1999 (Note 1).
 (g) Amount is less than $500,000.

                                              See Notes to Financial Statements.

-------------------------------------------------------------------------------

STRONG GOVERNMENT SECURITIES FUND - ADVISOR CLASS
-------------------------------------------------------------------------------

                                                                                 Period Ended
                                                                          ------------------------
                                                                            April 30,   Oct. 31,
Selected Per-Share Data(a)                                                    2000(b)    1999(c)
--------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                          $10.22     $10.21
Income From Investment Operations:
   Net Investment Income                                                        0.27       0.09
   Net Realized and Unrealized Gains (Losses) on Investments                   (0.14)      0.01
--------------------------------------------------------------------------------------------------
   Total from Investment Operations                                             0.13       0.10
Less Distributions:
   From Net Investment Income                                                  (0.27)     (0.09)
--------------------------------------------------------------------------------------------------
   Total Distributions                                                         (0.27)     (0.09)
--------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                $10.08     $10.22
==================================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------------------------
   Total Return                                                                +1.3%      +1.0%
   Net Assets, End of Period (In Millions)                                        $0(d)      $0(d)
   Ratio of Expenses to Average Net Assets without Waivers or Absorptions       1.1%*      1.2%*
   Ratio of Expenses to Average Net Assets                                      1.1%*      1.2%*
   Ratio of Net Investment Income to Average Net Assets                         5.6%*      5.4%*
   Portfolio Turnover Rate(e)                                                 157.6%     185.3%

STRONG SHORT-TERM BOND FUND - INVESTOR CLASS
------------------------------------------------------------------------------------------------------------------------------------

                                                                                             Period Ended
                                                                 -------------------------------------------------------------------
                                                                   April 30,   Oct. 31,   Oct. 31,  Oct. 31,   Oct. 31,   Oct. 31,
Selected Per-Share Data(a)                                           2000(b)     1999       1998      1997       1996      1995(f)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                  $9.41      $9.57      $9.78     $9.75      $9.77      $9.42
Income From Investment Operations:
   Net Investment Income                                               0.31       0.62       0.66      0.69       0.69       0.56
   Net Realized and Unrealized Gains (Losses) on Investments          (0.12)     (0.17)     (0.21)     0.03      (0.02)      0.35
------------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                    0.19       0.45       0.45      0.72       0.67       0.91
Less Distributions:
   From Net Investment Income                                         (0.31)     (0.61)     (0.66)    (0.69)     (0.69)     (0.56)
   In Excess of Net Investment Income                                    --         --       0.00(g)     --         --         --
------------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                                (0.31)     (0.61)     (0.66)    (0.69)     (0.69)     (0.56)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                        $9.29      $9.41      $9.57     $9.78      $9.75      $9.77
====================================================================================================================================


Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
   Total Return                                                       +2.1%      +4.8%      +4.7%     +7.6%      +7.1%      +9.9%
   Net Assets, End of Period (In Millions)                           $1,139     $1,272     $1,329    $1,310     $1,148     $1,083
   Ratio of Expenses to Average Net Assets without
      Fees Paid Indirectly by Advisor                                  0.8%*      0.8%       0.8%      0.9%       0.9%       0.9%*
   Ratio of Expenses to Average Net Assets                             0.8%*      0.8%       0.8%      0.9%       0.9%       0.9%*
   Ratio of Net Investment Income to Average Net Assets                6.7%*      6.5%       6.7%      7.0%       7.1%       7.0%*
   Portfolio Turnover Rate(e)                                         39.8%     124.2%     138.3%    193.8%     191.5%     317.1%

   * Calculated on an annualized basis.
 (a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
 (b) For the six months ended April 30, 2000 (unaudited).
 (c) For the period from September 1, 1999 (Commencement of Class) to October 31, 1999 (Note 1).
 (d) Amount is less than $500,000.
 (e) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 (f) In 1995 the Fund changed its fiscal year end from December to October.
 (g) Amount calculated is less than $0.01.

                                              See Notes to Financial Statements.

-------------------------------------------------------------------------------
STRONG SHORT-TERM BOND FUND - INSTITUTIONAL CLASS

                                                                                 Period Ended
                                                                           ------------------------
                                                                             April 30,   Oct. 31,
Selected Per-Share Data(a)                                                    2000(b)    1999(c)
---------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                           $9.42      $9.42
Income From Investment Operations:
   Net Investment Income                                                        0.33       0.11
   Net Realized and Unrealized Losses on Investments                           (0.12)        --
---------------------------------------------------------------------------------------------------
   Total from Investment Operations                                             0.21       0.11
Less Distributions:
   From Net Investment Income                                                  (0.33)     (0.11)
---------------------------------------------------------------------------------------------------
   Total Distributions                                                         (0.33)     (0.11)
---------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                 $9.30      $9.42
===================================================================================================
Ratios and Supplemental Data
---------------------------------------------------------------------------------------------------
   Total Return                                                                +2.3%      +1.2%
   Net Assets, End of Period (In Millions)                                       $20        $13
   Ratio of Expenses to Average Net Assets                                      0.5%*      0.4%*
   Ratio of Net Investment Income to Average Net Assets                         7.1%*      6.8%*
   Portfolio Turnover Rate(d)                                                  39.8%     124.2%


STRONG SHORT-TERM BOND FUND - ADVISOR CLASS
---------------------------------------------------------------------------------------------------

                                                                                Period Ended
                                                                           ------------------------
                                                                            April 30,   Oct. 31,
Selected Per-Share Data(a)                                                    2000(b)    1999(c)
---------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                           $9.41      $9.42
Income From Investment Operations:
   Net Investment Income                                                        0.29       0.10
   Net Realized and Unrealized Losses on Investments                           (0.11)     (0.01)
---------------------------------------------------------------------------------------------------
   Total from Investment Operations                                             0.18       0.09
Less Distributions:
   From Net Investment Income                                                  (0.29)     (0.10)
---------------------------------------------------------------------------------------------------
   Total Distributions                                                         (0.29)     (0.10)
---------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                 $9.30      $9.41
===================================================================================================


Ratios and Supplemental Data
---------------------------------------------------------------------------------------------------
   Total Return                                                                +2.0%      +0.9%
   Net Assets, End of Period (In Millions)                                        $0(e)      $0(e)
   Ratio of Expenses to Average Net Assets without Waivers or Absorptions       1.1%*      1.2%*
   Ratio of Expenses to Average Net Assets                                      1.1%*      1.2%*
   Ratio of Net Investment Income to Average Net Assets                         6.5%*      6.3%*
   Portfolio Turnover Rate(d)                                                  39.8%     124.2%

   * Calculated on an annualized basis.
 (a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
 (b) For the six months ended April 30, 2000 (unaudited).
 (c) For the period from September 1, 1999 (Commencement of Class) to October 31, 1999 (Note 1).
 (d) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 (e) Amount is less than $500,000.

                                        See Notes to Financial Statements.

-------------------------------------------------------------------------------

STRONG HIGH-YIELD BOND FUND - INVESTOR CLASS
-------------------------------------------------------------------------------

                                                                                      Period Ended
                                                                --------------------------------------------------------
                                                                  April 30,   Oct. 31,   Oct. 31,  Oct. 31,   Oct. 31,
Selected Per-Share Data(a)                                          2000(b)     1999       1998      1997      1996(c)
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $10.60     $10.73     $11.94    $11.26     $10.00
Income From Investment Operations:
   Net Investment Income                                              0.56       1.09       1.05      1.05       0.84
   Net Realized and Unrealized Gains (Losses) on Investments         (0.27)     (0.05)     (0.89)     0.81       1.26
------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                   0.29       1.04       0.16      1.86       2.10
Less Distributions:
   From Net Investment Income                                        (0.56)     (1.08)     (1.04)    (1.05)     (0.84)
   In Excess of Net Investment Income                                   --         --      (0.01)       --         --
   From Net Realized Gains                                              --      (0.09)     (0.32)    (0.13)        --
------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                               (0.56)     (1.17)     (1.37)    (1.18)     (0.84)
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $10.33     $10.60     $10.73    $11.94     $11.26
========================================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------------------------
   Total Return                                                      +2.8%      +9.8%      +0.9%    +17.3%     +21.7%
   Net Assets, End of Period (In Millions)                            $708       $595       $462      $510       $217
   Ratio of Expenses to Average Net Assets without Waivers,
      Absorptions or Fees Paid Indirectly by Advisor                  0.8%*      0.8%       0.8%      0.8%       1.0%*
   Ratio of Expenses to Average Net Assets                            0.8%*      0.8%       0.8%      0.6%       0.0%*
   Ratio of Net Investment Income to Average Net Assets              10.6%*      9.8%       8.8%      8.9%       9.6%*
   Portfolio Turnover Rate(d)                                        46.0%     144.7%     224.4%    409.3%     390.8%

STRONG HIGH-YIELD BOND FUND - ADVISOR CLASS
-----------------------------------------------------------------------------------------

                                                                           Period Ended
                                                                           ------------
                                                                            April 30,
SELECTED PER-SHARE DATA(a)                                                    2000(e)
-----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                          $10.60
Income From Investment Operations:
   Net Investment Income                                                        0.19
   Net Realized and Unrealized Losses on Investments                           (0.28)
-----------------------------------------------------------------------------------------
   Total from Investment Operations                                            (0.09)
Less Distributions:
   From Net Investment Income                                                  (0.19)
-----------------------------------------------------------------------------------------
   Total Distributions                                                         (0.19)
-----------------------------------------------------------------------------------------
   Net Asset Value, End of Period                                             $10.32
=========================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------
   Total Return                                                                -2.5%
   Net Assets, End of Period (In Millions)                                     $  0(f)
   Ratio of Expenses to Average Net Assets                                       1.1%*
   Ratio of Net Investment Income to Average Net Assets                         10.6%*
   Portfolio Turnover Rate(d)                                                   46.0%

   * Calculated on an annualized basis.
 (a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
 (b) For the six months ended April 30, 2000 (unaudited).
 (c) For the period from January 1, 1996 (Commencement of Operations) to
     October 31, 1996.
 (d) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 (e) For the period from March 1, 2000 (Commencement of Class) to April 30, 2000 (Note 1) (unaudited).
 (f) Amount is less than $500,000.

                                         See Notes to Financial Statements.

-------------------------------------------------------------------------------

STRONG SHORT-TERM HIGH YIELD BOND FUND - INVESTOR CLASS
-------------------------------------------------------------------------------

                                                                                           Period Ended
                                                                          ---------------------------------------------
                                                                            April 30,   Oct. 31,   Oct. 31,  Oct. 31,
Selected Per-Share Data(a)                                                    2000(b)     1999       1998     1997(c)
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                          $10.21     $10.20     $10.24    $10.00
Income From Investment Operations:
   Net Investment Income                                                        0.40       0.79       0.77      0.25
   Net Realized and Unrealized Gains (Losses) on Investments                   (0.29)      0.06       0.01      0.24
-----------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                             0.11       0.85       0.78      0.49
Less Distributions:
   From Net Investment Income                                                  (0.40)     (0.79)     (0.77)    (0.25)
   From Net Realized Gains                                                        --      (0.05)     (0.05)       --
-----------------------------------------------------------------------------------------------------------------------
   Total Distributions                                                         (0.40)     (0.84)     (0.82)    (0.25)
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                $ 9.92     $10.21     $10.20    $10.24
=======================================================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------
   Total Return                                                                +1.1%      +8.5%      +7.7%     +4.9%
   Net Assets, End of Period (In Millions)                                      $249       $252       $106       $45
   Ratio of Expenses to Average Net Assets                                      0.8%*      0.8%       0.9%      1.0%*
   Ratio of Net Investment Income to Average Net Assets                         7.9%*      7.6%       7.4%      7.7%*
   Portfolio Turnover Rate(d)                                                  43.0%      60.1%     190.1%     96.2%

STRONG SHORT-TERM HIGH YIELD BOND FUND - ADVISOR CLASS
---------------------------------------------------------------------------------------

                                                                           Period Ended
                                                                           ------------
                                                                            April 30,
Selected Per-Share Data(a)                                                    2000(e)
---------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                          $10.21
Income From Investment Operations:
   Net Investment Income                                                        0.12
   Net Realized and Unrealized Losses on Investments                           (0.29)
---------------------------------------------------------------------------------------
   Total from Investment Operations                                            (0.17)
Less Distributions:
   From Net Investment Income                                                  (0.12)
---------------------------------------------------------------------------------------
   Total Distributions                                                         (0.12)
---------------------------------------------------------------------------------------
   Net Asset Value, End of Period                                             $ 9.92
=======================================================================================


Ratios and Supplemental Data
---------------------------------------------------------------------------------------
   Total Return                                                                -0.1%
   Net Assets, End of Period (In Millions)                                        $0(f)
   Ratio of Expenses to Average Net Assets                                      1.1%*
   Ratio of Net Investment Income to Average Net Assets                         7.1%*
   Portfolio Turnover Rate(d)                                                  43.0%

   * Calculated on an annualized basis.
 (a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
 (b) For the six months ended April 30, 2000 (unaudited).
 (c) For the period from June 30, 1997 (inception) to October 31, 1997.
 (d) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 (e) For the period from March 1, 2000 (Commencement of Class) to April 30, 2000 (Note 1) (unaudited).
 (f) Amount is less than $500,000.

                                       See Notes to Financial Statements.

                                   Directors

                                Richard S. Strong
                                Marvin E. Nevins
                                 William F. Vogt
                                 Willie D. Davis
                                 Stanley Kritzik
                                  Neal Malicky


                                    Officers

                    Richard S. Strong, CHAIRMAN OF THE BOARD
                        Thomas M. Zoeller, VICE PRESIDENT
                       Dennis A. Wallestad, VICE PRESIDENT
              Stephen J. Shenkenberg, VICE PRESIDENT AND SECRETARY
                         John S. Weitzer, VICE PRESIDENT
                            John W. Widmer, TREASURER
                      Rhonda K. Haight, ASSISTANT TREASURER


                               Investment Advisor

                         Strong Capital Management, Inc.
                    P.O. Box 2936, Milwaukee, Wisconsin 53201


                                   Distributor

                            Strong Investments, Inc.
                    P.O. Box 2936, Milwaukee, Wisconsin 53201


                                    Custodian

                               Firstar Bank, N.A.
                    P.O. Box 701, Milwaukee, Wisconsin 53201


                  Transfer Agent and Dividend-Disbursing Agent

                         Strong Capital Management, Inc.
                    P.O. Box 2936, Milwaukee, Wisconsin 53201


                             Independent Accountants

                           PricewaterhouseCoopers LLP
              100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202


                                  Legal Counsel

                              Godfrey & Kahn, S.C.
               780 North Water Street, Milwaukee, Wisconsin 53202>

         For a prospectus containing more complete information, including management fees and expenses, please call 1-800-368-1030. Please read it carefully before investing or sending money. This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Strong Investments, Inc. RT4756-0600




















         To order a free prospectus kit, call
         1-800-368-1030


         To learn more about our funds, discuss an existing account, or conduct a transaction, call 1-800-368-3863


         If you are a Financial Professional, call
         1-800-368-1683


         Visit our web site at
         www.eStrong.com



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         STRONG INVESTMENTS
         P.O. Box 2936
         Milwaukee, Wisconsin 53201